UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Marco Hanig

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2006 Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

# ANNUAL REPORT

DECEMBER 31, 2006

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2006	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

2006 was a good year for investors. The stock market prolonged its rally into a fourth year, with the Standard & Poor’s 500 Index of large cap stocks up 15.79%, the Russell 2000® Index of small cap stocks up 18.37%, and the MSCI All Country World Ex-US Index of foreign stocks up 27.16%. Bonds also had positive returns, with the Lehman Aggregate Bond Index increasing 4.33%.

Once again, value outperformed growth, and small cap did slightly better than large cap, a trend that has now lasted for several years. Many observers have been predicting that this trend will finally reverse, but have been proven wrong so far. The current value cycle has now lasted for over 6 years (Q3 2000 until now), which is almost the exact length of the previous growth cycle (Q3 1994 to Q3 2000). Foreign stocks once again outperformed domestic ones, aided by the ongoing depreciation of the US dollar.

Total Returns by Russell Style Index

January 1 through December 31, 2006

	Value	Blend	Growth
Large Cap (Russell® 1000)	22.25%	15.46%	9.07%
Mid Cap (Russell Midcap®)	20.22%	15.26%	10.66%
Small Cap (Russell® 2000)	23.48%	18.37%	13.35%

The best news for our shareholders is that each and every one of our funds had positive absolute returns in 2006. In terms of relative performance, there were several stand-outs. Comparing the Funds’ 2006 returns to their respective Morningstar categories of peer funds, the Value Discovery Fund posted a return of 21.78% vs. 16.26% for its Small Value peers, the Emerging Markets Growth Fund returned 37.90% vs. 32.38% for Diversified Emerging Markets peers, and the Growth Fund returned 12.42% vs. 6.93% for its Large Growth peers.

Funds that did quite well in absolute returns in 2006, but not as well relative to peers were the International Small Cap Growth Fund (20.32% vs. 26.73% for Foreign Small/Mid Growth peers) and International Equity Fund (19.96% vs. 23.78% for Foreign Large Growth peers). The Funds’ managers discuss the challenges they faced in their letters to shareholders.

In terms of long-term returns, the 10-year return of the International Growth Fund (14.94% vs. 6.85% for Foreign Growth peers) the 10-year return for the Income Fund (5.23% vs. 4.59% for Short Term Bond peers), and the 5-year return of the Small Cap Growth Fund (14.50% vs. 6.12% for Small Growth peers) are particularly noteworthy.

As always, thank you for investing with us!

Marco Hanig

2 Annual Report	December 31, 2006

PERFORMANCE AS OF DECEMBER 31, 2006—CLASS N SHARES

	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating

Growth Fund	12.42	9.81	3.96	5.94	3/20/1946	«««
Morningstar Large Growth	6.93	7.15	2.88	5.88		Among 1,405 large growth funds
Russell 3000® Growth	9.46	7.17	3.02	5.34
Standard & Poor’s 500	15.79	10.44	6.19	8.42

Tax-Managed Growth Fund						««««
Return before Taxes	8.21	9.16	3.82	1.29	12/27/1999	Among 1,405 large growth funds
After Taxes on Distributions	8.21	9.16	3.82	1.29
After Taxes on Distributions and Sale of Fund Shares	5.34	7.89	3.28	1.10
Morningstar Large Growth	6.93	7.15	2.88	—
Russell 3000® Growth	9.46	7.17	3.02	-4.39
Standard & Poor’s 500	15.79	10.44	6.19	1.24

Large Cap Growth Fund	6.34	5.08	0.47	-5.18	12/27/1999	««
Morningstar Large Growth	6.93	7.15	2.88	—		Among 1,405 large growth funds
Russell 1000® Growth	9.07	6.87	2.69	-4.79

Small Cap Growth Fund	14.12	13.68	14.50	18.89	12/27/1999	«««««
Morningstar Small Growth	10.49	9.22	6.12	—		Among 648 small growth funds
Russell 2000® Growth	13.35	10.51	6.93	0.50
Russell 2000®	18.37	13.56	11.39	8.51

The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market.

Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund	—	—	—	4.60	2/1/2006	Not rated.
Russell Midcap® Growth Index	—	—	—	4.28

Small-Mid Cap Growth Fund	9.68	11.28	—	11.00	12/29/2003	«««
Morningstar Mid-Cap Growth	9.01	10.85	—	—		Among 823
Russell 2500TM Growth	12.26	11.64	—	11.36		mid cap growth funds

International Growth Fund	23.06	21.05	16.43	14.94	10/1/1992	«««««
Morningstar Foreign Large Growth	23.78	17.96	12.54	6.85		Among 206 foreign large growth funds
MSCI World Ex-US	27.16	21.81	16.87	8.59

International Equity Fund	19.96	—	—	18.06	5/24/2004	Not rated.
Morningstar Foreign Large Growth	23.78	—	—	—
MSCI World Ex-US	27.16	—	—	25.80

International Small Cap Growth Fund	20.32	—	—	28.78	11/1/2005	Not rated.
Morningstar Foreign Small/Mid Growth	26.73	—	—	—
MSCI World Ex-US Small Cap	19.82	—	—	27.41

Please see the next page for important disclosure information.

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 3

PERFORMANCE AS OF DECEMBER 31, 2006—CLASS N SHARES—CONTINUED

	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating

Emerging Markets Growth Fund	37.90	—	—	53.65	6/6/2005	Not rated.
Morningstar Diversified Emerging Markets	32.38	—	—	—
MSCI Emerging Markets	32.59	—	—	40.84
A portion of the Emerging Markets Growth Funds performance since inception is attributable to an investment in an initial public offering (IPO).

Value Discovery Fund	21.78	11.10	11.27	12.99	12/23/1996	«««
Morningstar Small Value	16.26	14.04	13.85	12.39		Among 304 small value funds
Russell 2000®	18.37	13.56	11.39	9.44
Russell 2000® Value	23.48	16.48	15.37	13.27

Income Fund	4.25	2.85	4.01	5.23	10/1/1990	««««
Morningstar Short-Term Bond	4.01	2.34	3.15	4.59		Among 371 short-term bond funds
Lehman Intermediate Govt./Credit Bond Index	4.07	2.89	4.52	5.80

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar RatingsTM are as of 12/31/06 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/«««/«««, Tax-Managed Growth Fund ««««/««««/NA, and Large Cap Growth Fund ««/««/NA, out of 1,405/1,109/447 large growth funds; Small Cap Growth Fund ««««/«««««/NA out of 648/532/NA small growth funds; Small-Mid Cap Growth Fund «««/NA/NA out of 823/NA/NA mid cap growth funds; Value Discovery Fund ««/««/««« out of 304/220/71 small value funds; International Growth Fund ««««/««««/««««« out of 206/174/71 foreign large growth funds; Income Fund ««««/««««/«««« out of 371/250/153 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

4 Annual Report	December 31, 2006

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 12.42% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, gained 9.46%.

What were the most significant factors impacting Fund performance?

US equity markets ultimately turned in very strong results for 2006, despite interim push-me-pull-you behavior. Investor sentiment and its relation to market activity during the year can be evaluated in terms of trimesters: extensive optimism in the first four months of the year, driven primarily by stronger than expected earnings reports from the fourth quarter of 2005; bearish defensiveness after the May Federal Reserve announcement that monetary policy would continue to tighten; and strong positive sentiment from mid-July forward as commodity prices receded, the Federal Reserve paused, and third quarter corporate earnings continued at a higher than expected double-digit pace.

Given the extended nature of this “recovery” cycle, during which value-oriented, traditionally cyclical stocks are out-performing, many strategists and economists are now referring to this era as a “profit supercycle”. Companies across the board have experienced double-digit earnings gains for an unprecedented 15 consecutive quarters. This has fed into the strong leadership of value over growth. Moreover, the fact that our portfolio has an even greater growth bias relative to the Russell 3000® Growth benchmark, caused a significant headwind to relative returns during the year. Additionally, our positioning towards the smaller end of the capitalization spectrum provided a negative bias in the portfolio versus the benchmark. However, our extremely strong stock selection significantly overwhelmed these factors.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

Our choices within the Information Technology sector showed the importance of strong stock selection to portfolio results on both an absolute and relative basis. Although technology stocks were among the weakest performers during the year in terms of absolute returns, the portfolio achieved its strongest results with stocks in this area. WebEx Communications, Inc. successfully navigated a successful transition in its pricing model and continued to beat estimates during the year, providing a sizeable stock return and benefit to the portfolio. Nuance Communications also appreciated significantly during the year. The firm’s strategic acquisitions in the past 18 months propelled it to a market leadership position in voice recognition technology, which is witnessing accelerated adoption in new applications. In the first quarter of 2006, Nuance announced the acquisition of Dictaphone, further securing its leadership position in this high growth area.

December 31, 2006	William Blair Funds 5

Consumer Discretionary stock selection was also strongly beneficial to relative portfolio results. Monetary tightening, rising commodity prices and housing market concerns weighed on stocks within this sector, particularly in the first half of the year. Despite macro concerns, our bottom-up stock selection process brought us two interesting opportunities: Marriott International Inc. and Kohl’s Corp. Hotels and leisure stocks enjoyed very strong returns during the year, as strong trends in business travel particularly benefited these companies. Marriott was one of the biggest beneficiaries of this trend, with most of their properties located in major cities. Kohl’s Corp. had a stellar year as well. The company successfully executed on its new management strategies, branching out from its basic wear into proprietary designer lines from some of the most popular brands, such as Chaps from Ralph Lauren. Additionally, the company revamped several of its stores into more customer-friendly formats, and gained market share from some of the floundering larger department store chains. The company is just beginning to benefit from financial and operational strategies that should continue to provide margin improvement.

Were there any investment strategies or themes that did not measure up to your expectations?

Health Care provided indigestion during the year. With concerns about changes in Medicare reimbursement allowances, looming regulatory issues, and product safety concerns overhanging the market, much of health care had a tough year. Medtronic Inc., in the medical device area, suffered a significant pullback in stock price due to a significant decrease in the rate of growth in its implantable cardioverter defibrillator market. Certain pharmaceuticals and various specialty health technology companies did well, but biotechnology stocks performed poorly during the fourth quarter and the year. Amgen, Inc., one of our larger portfolio holdings, faced significant competitive issues regarding patent challenges during the year. We continue to think that several biotech firms offer great opportunity for new products that could have numerous applications over broad populations, but investors were not as appreciative of the longer-term outlook for these companies during 2006.

Although technology stocks as a whole benefited the portfolio, two names were among the greatest detractors; Jabil Circuit, Inc. and Cisco Systems, Inc. Jabil experienced some operational problems at a specific manufacturing plant earlier in the year, followed by a pall cast on the stock due to an options investigation which resulted in delayed reporting of financial results. Cisco Systems was not owned in the portfolio, but as one of the largest and strongest performing stocks in the benchmark, hurt on a relative basis.

What is your current strategy? How is the Fund positioned?

In 2007, given widespread belief that the US economy is set to slow, it is possible that markets will be less focused on absolute earnings growth (as long as it is flat to modestly positive, as expected), but will instead focus on the potential for earnings multiple expansion. Price-to-earnings (P/E) ratios have compressed significantly over the last few years, resulting in a lack of differentiation between companies with high short-term earnings growth and ones with truly sustainable earnings growth rates. Earnings growth continues to look healthy for the new year, although it will likely be at much more modest levels than those of the previous three years. Although it sounds paradoxical, growth stocks, particularly high quality growth stocks, tend to perform well in a slowing economy, as investors will commonly pay a premium for companies that can sustain earnings during this time. We believe that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and reward stocks with longer, more sustainable earnings trends.

6 Annual Report	December 31, 2006

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth Fund Class N	12.42%	9.81%	3.96%	5.94%	—%
Growth Fund Class I	12.64	10.07	4.22	—	2.29	(a)
Russell 3000® Growth Index	9.46	7.17	3.02	5.34	(1.30	)(a)
S&P 500 Index	15.79	10.44	6.19	8.42	3.02	(a)
(a)	For the period from October 1, 1999 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 7

Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—30.2%
*Activision, Inc.	204,385	$3,524
*Adobe Systems Incorporated	147,180	6,052
Arm Holding plc—ADR	448,545	3,274
*Cognizant Technology Solutions Corporation	43,145	3,329
*EMC Corporation	501,570	6,621
*Euronet Worldwide, Inc.	141,655	4,206
*F5 Networks, Inc.	62,135	4,611
*FLIR Systems, Inc.	126,780	4,035
*J2 Global Communications, Inc.	234,870	6,400
Jabil Circuit, Inc.	263,885	6,478
*Network Appliance, Inc.	108,245	4,252
*Nuance Communications, Inc.	209,505	2,401
Paychex, Inc.	194,885	7,706
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	787,360	8,606
*WebEx Communications, Inc.	128,815	4,494
*Yahoo!, Inc.	150,110	3,834

		79,823

Health Care—21.6%
*Amgen, Inc.	128,085	8,750
C.R. Bard, Inc.	63,940	5,305
*Genentech, Inc.	91,860	7,453
*Gilead Sciences, Inc.	57,200	3,714
*Healthways, Incorporated	92,590	4,417
*Integra Lifesciences Holding Corporation	132,150	5,628
*Kyphon, Inc.	118,455	4,786
*MedImmune, Inc.	86,635	2,804
Medtronic, Inc.	99,495	5,324
*Pharmaceutical Product Development, Incorporated	180,955	5,830
ResMed, Inc.	61,905	3,047

		57,058

Consumer Discretionary—14.8%
Coinstar, Inc.	152,820	4,672
Johnson Controls, Inc.	48,645	4,179
*Kohl’s Corporation	81,730	5,593
*Laureate Education, Inc.	98,645	4,797
Marriott International, Inc., Class “A”	110,625	5,279
McCormick & Schmick’s Seafood Restaurants, Inc.	26,196	630
*Nike, Inc., Class “B”	55,640	5,510
Staples, Inc.	210,550	5,621
*VistaPrint Limited†	90,056	2,982

		39,263

Industrials & Services—11.6%
Corporate Executive Board Company	54,930	4,817
Danaher Corporation	142,066	10,291
Graco, Inc.	102,920	4,078
Knight Transportation, Inc.	164,090	2,798
Rockwell Automation, Inc.	60,330	3,685
Rockwell Collins, Inc.	77,660	4,915

		30,584

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—7.1%
PepsiCo, Inc.	130,480	$8,162
Wal Mart De Mexico Sa De Cv—ADR	112,220	4,853
Walgreen Co.	124,960	5,734

		18,749

Financials—6.2%
Goldman Sachs Group, Inc.	39,250	7,825
Charles Schwab & Co., Inc.	229,755	4,443
SLM Corporation	86,850	4,236

		16,504

Energy—4.1%
Smith International, Inc.	140,090	5,754
Suncor Energy, Inc.†	65,445	5,164

		10,918

Materials—2.9%
Praxair, Inc.	130,065	7,717

Total Common Stock—98.5% (cost $198,025)		260,616

Investment in Affiliate
William Blair Ready Reserves	2,573,577	2,574

Total Investment in Affiliate—1.0% (cost $2,574)		2,574

Short-Term Investment
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	$300,000	300

Total Short-Term Investment—0.1% (cost $300)		300

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $1,209, collateralized by FNMA Pool # 694524	1,208,656	1,209

Total Repurchase Agreement—0.5% (cost $1,209)		1,209

Total Investments—100.1% (cost $202,108)		264,699
Liabilities, plus cash and other assets—(0.1)%		(174)

Net assets—100.0%		$264,525

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2006

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted an 8.21% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index increased 9.46% while the Standard & Poor’s 500 Stock Index rose 15.79%.

What were the most significant market factors impacting Fund performance?

Encouraged by the resilience of the economy in the face of Federal Reserve interest-rate increases, high oil prices and a cooling housing market, the equity markets advanced during 2006.

After stubbornly forging ahead in the first quarter of the year, concerns about inflation and the sustainability of corporate profits led to a market sell-off late in the second quarter. By the end of June, the Fed had conducted its fourth interest rate increase of the year, and investors began to worry that the Fed was being too heavy-handed in its administration of monetary policy. In fact, many economists began to worry about the prospects for a recession.

However, the economy and consumers proved to be stronger than expected. Job growth was favorable. Oil prices stabilized and the Fed ended its two-year campaign of measured rate increases. Although the housing market did slump, a feared collapse in housing prices did not materialize. Also, consumer spending contributed to a respectable holiday season for retail sales.

The equity markets, in turn, seemed to catch a second wind in the fourth quarter, which drove the Dow Jones Industrial Average and the Russell 2000® Index of small stocks to record levels late in the year.

On the downside, our underweight position in Consumer Discretionary stocks, along with their uninspiring returns relative to the benchmark hurt our performance relative to the Russell 3000® Growth Index.

With concerns about changes in Medicare reimbursements, looming regulatory issues and product concerns overhanging the market, Health Care companies had a tough year. Consequently, our holdings in the Health Care sector, in which we were slightly overweight the Russell 3000® Growth Index, modestly underperformed, and were a slight drag on Fund performance.

Financials were the best-performing sector for the Fund. Our overweight position in Financials relative to the Fund’s Russell 3000® Growth Index benchmark, combined with strong performance by our individual holdings in this sector, benefited the Fund.

Energy was the second-best performing sector for the Fund, followed by Industrials. Again in both sectors, our overweight position, combined with strong performance by our stocks in these sectors, were positive factors.

What were among the best performing investments for the Fund?

The Fund’s top three contributors to return in 2006 were Intercontinental Exchange, Expeditors International of Washington and Suncor Energy.

December 31, 2006	William Blair Funds 9

The Fund’s biggest contributor to performance was Intercontinental Exchange, which was up 169% for the Fund for the calendar year. Intercontinental Exchange is an electronic marketplace for trading of energy futures, options and over-the-counter contracts. We view Intercontinental Exchange as the electronic counterpart to the New York Mercantile Exchange (NYMEX). Some of Intercontinental Exchange’s traded commodities include oil and refined products, natural gas, power and emissions, and the company has a good competitive position within the energy area.

Expeditors International, which advanced on the strength in the economy and the Industrial sector, gained 20.5% for the Fund. Expeditors International is primarily a consolidator and secondarily a forwarder of international air and ocean freight.

Suncor Energy was up 25% for the Fund for the year. Suncor’s strong performance reflected the strength throughout the Energy sector, which was the second strongest sector in terms of overall contribution to return. Suncor Energy produces and refines oil from the Alberta oil sands in Canada and is a pioneer in oil sands production.

What were among the weakest performing investments for the Fund?

Jabil Circuit, a Technology company which provides electronics manufacturing services for other firms, was the worst performing investment for the Fund for the year, declining 33%. The company missed its earnings forecasts for two consecutive quarters.

The second-worst performing investment for the Fund was retailer Williams Sonoma, which decreased 26.5%, and which we sold out of the Fund’s portfolio during the second half of the year. Worries about consumer spending during a period of rising interest rates, higher energy prices and declining home values weighed heavily on this stock.

The third worst performing stock for the Fund was St. Jude Medical, which was down 27%. St. Jude manufactures cardiovascular medical devices, including the world’s most widely used mechanical heart valve. Generally speaking, investors grew concerned about the less-than-friendly competitive market environment the company was facing, and a slowdown in the company’s sales had investors questioning the effectiveness of the company’s cardiac devices.

What is your current strategy? How is the Fund positioned?

During the fourth quarter of 2006, we started seeing some signs that large capitalization stocks might be poised to assume a leadership role in the market, in terms of price performance. In a moderating economic environment, larger and more established companies with proven business models and sustainable earnings growth typically do not have the overall significant correlation to economic growth than that of cyclically-oriented and smaller companies.

Because the Fund has the flexibility and freedom to move across the stock market capitalization spectrum, we are keeping a close watch on large cap stocks. More specifically, as the average weighted market capitalization of the Fund is well below half that of the Russell 3000® Growth Index benchmark, we will be closely evaluating whether we should raise this weighting. Currently, the Fund does not have any “mega” cap names in its portfolio, and we will be researching whether or not we believe the Fund should have representation in this area.

We are currently underweight in Technology, a very economically sensitive sector, and will be looking for opportunity to increase the Fund’s weighting.

We believe the environment remains favorable for corporate profit growth in 2007. And we are encouraged by the earnings growth potential of the companies in the Fund’s portfolio, despite what we expect to be a year of tempered economic growth. In such an environment, security selection becomes even more important. We believe our focus on quality franchise businesses and a respect for downside risk is the appropriate time-tested approach for the year ahead.

10 Annual Report	December 31, 2006

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	8.21%	9.16%	3.82%	1.29%
Tax-Managed Growth Fund Class I	8.57	9.47	4.10	1.56
Russell 3000® Growth Index	9.46	7.17	3.02	(4.39)
S&P 500 Index	15.79	10.44	6.19	1.24
(a)	For the period from December 27, 1999 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 11

Tax-Managed Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Health Care—32.0%
*Amgen, Inc.	4,195	$287
C.R.Bard, Inc.	1,720	143
Caremark Rx, Inc.	2,260	129
*Express Scripts, Inc., Class “A”	1,610	115
*Genentech, Inc.	2,270	184
*Healthways, Inc.	4,100	196
IMS Health, Inc.	8,850	243
*Kyphon, Inc.	2,750	111
*MedImmune, Inc.	4,310	140
Medtronic, Inc.	2,730	146
*Patterson Companies, Inc.	5,710	203
Pharmaceutical Product Development, Inc.	6,000	193
*Psychiatric Solutions, Inc.	4,840	182
*ResMed, Inc.	5,564	274
Sanofi-Aventis—ADR	3,130	144
*Santarus, Inc.	11,940	93
Stryker Corporation	3,630	200
*Zimmer Holdings, Inc.	1,310	103

		3,086

Information Technology—20.7%
*Activision, Inc.	5,023	86
*Adobe Systems Incorporated	4,070	167
Arm Holdings plc—ADR	12,010	88
*CACI International, Inc., Class “A”	1,720	97
*Euronet Worldwide, Inc.	3,770	112
*F5 Networks, Inc.	1,710	127
First Data Corporation	3,670	94
Jabil Circuit, Inc.	2,570	63
Microchip Technology, Inc.	5,270	172
*Network Appliance, Inc.	5,680	223
Paychex, Inc.	6,000	237
Qualcomm Incorporated	2,030	77
*ScanSource, Inc.	3,120	95
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	10,706	117
*WebEx Communications, Inc.	2,890	101
Western Union Company	6,240	140

		1,996

Industrials & Services—13.3%
C.H. Robinson Worldwide, Inc.	2,950	121
Danaher Corporation	3,820	277
Fastenal Company	6,380	229
General Electric Company	7,015	261
Knight Transportation, Inc.	7,832	133
Rockwell Collins, Inc.	4,130	261

		1,282

Financials—8.6%
*Affiliated Managers Group, Inc.	1,050	110
American International Group	2,790	200
*IntercontinentalExchange, Inc.	940	102
Investors Financial Services Corporation	4,740	202
Moody’s Corporation	3,070	212

		826

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—5.8%
Colgate-Palmolive Company	3,030	$198
PepsiCo, Inc.	3,575	223
Walgreen Co.	2,985	137

		558

Consumer Discretionary—5.8%
*CarMax, Inc.	3,430	184
Johnson Controls, Inc.	1,900	163
*Laureate Education, Inc.	4,280	208

		555

Energy—5.5%
Smith International, Inc.	4,380	180
Suncor Energy, Inc.†	4,490	354

		534

Materials—4.1%
Airgas, Inc.	4,890	198
Praxair, Inc.	3,360	200

		398

Total Common Stock—95.8% (cost $7,110)		9,235

Investment in Affiliate
William Blair Ready Reserves	105,621	106

Total Investment in Affiliate—1.1% (cost $106)		106

Short-Term Investment
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	$106,000	106

Total Short-Term Investment—1.1% (cost $106)		106

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $91, collateralized by SBA Pool # 507426	90,992	91

Total Repurchase Agreement—0.9% (cost $91)		91

Total Investments—98.9% (cost $7,413)		9,538
Cash and other assets, less liabilities—1.1%		106

Net assets—100.0%		$9,644

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2006

James S. Golan

John F. Jostrand

Norbert W. Truderung

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 6.34% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, gained 9.07%.

What were the most significant factors impacting Fund performance?

US equity markets ultimately turned in very strong results for 2006, despite interim push-me-pull-you behavior. Investor sentiment and its relation to market activity during the year can be evaluated in terms of trimesters: extensive optimism in the first four months of the year, driven primarily by stronger than expected earnings reports from the fourth quarter of 2005; bearish defensiveness after the May Federal Reserve announcement that monetary policy would continue to tighten; and strong positive sentiment from mid-July forward as commodity prices receded, the Federal Reserve paused, and third quarter corporate earnings continued at a higher than expected double-digit pace.

Given the extended nature of this “recovery” cycle, during which value-oriented, traditionally cyclical stocks are out-performing, many strategists and economists are now referring to this era as a “profit supercycle”. Companies across the board have experienced double-digit earnings gains for an unprecedented 15 consecutive quarters. This has fed into the strong leadership of value over growth, and specifically lower quality. Given our high quality growth orientation, we faced some headwinds in the market, although our stock selection helped overcome these factors.

Were there any investment strategies or themes that did not measure up to your expectations?

Health Care provided indigestion during the year. With concerns about changes in Medicare reimbursement allowances, looming regulatory issues and product safety concerns overhanging the market, much of health care had a tough year. Medtronic Inc. in the medical device area suffered a large pullback in stock price due to a significant decrease in the rate of growth in its implantable cardioverter defibrillator market. Certain pharmaceuticals and various specialty health technology companies did well, but biotechnology stocks performed poorly during the fourth quarter and the year. Amgen, Inc., one of our larger portfolio holdings, faced potential competitive issues regarding patent challenges during the year. We continue to think that biotechs offer great opportunity for new products that could have numerous applications over broad populations, but investors were not as appreciative of the longer-term outlook for these companies during 2006.

December 31, 2006	William Blair Funds 13

Information Technology stocks provided the largest contribution to index returns, but were not as strong in the portfolio. The largest detractor, accounting for most of the return differential, was Yahoo! Inc. The much vaunted Project Panama search platform was scheduled to be launched toward the end of third quarter 2006, but concerns related to quality control caused the launch to be delayed until early 2007. Faster than expected erosion in the branded business, combined with competitor Google Inc. extending its reach with the purchase of YouTube, further depressed the stock’s price.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

Our choices within the Consumer Discretionary sector showed the importance of strong stock selection to relative portfolio results. Monetary tightening, rising commodity prices and housing market concerns weighed on stocks within this sector, particularly in the first half of the year. Despite macro concerns, our bottom-up stock selection process brought us two interesting opportunities: Marriott International Inc. and Kohl’s Corp. Hotels and leisure stocks enjoyed very strong returns during the year, as strong trends in business travelers to urban areas particularly benefited these companies. Marriott was one of the biggest beneficiaries of this trend, with most of their properties located in major cities. Kohl’s Corp. had a stellar year as well. The company successfully executed on its new management strategies, branching out from its basic wear into proprietary designer lines from some of the most popular names, such as Chaps from Ralph Lauren. Additionally, the company revamped several of its stores into more customer-friendly formats, and gained market share from some of the floundering larger department store chains. The company is just beginning to benefit from financial strategies that should continue to provide margin improvement.

Similarly, although growth-oriented energy stocks did not see significant appreciation, our holdings did. Both Schlumberger Ltd. and Suncor Energy Inc. achieved strong double-digit gains during the year, as investors rewarded their innovative technologies and strong management teams.

What is your current strategy? How is the Fund positioned?

It is likely that several of the drivers in the second half of 2006 will persist in 2007. Earnings growth continues to look healthy for the new year, although it will likely be at much more modest levels than those of the previous three years. Although it sounds paradoxical, growth stocks, particularly high quality growth stocks, tend to perform well in a slowing economy, as investors will commonly pay a premium for companies that can sustain earnings during this time. We think that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and reward stocks with longer, more sustainable earnings trends.

14 Annual Report	December 31, 2006

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	6.34%	5.08%	0.47%	(5.18)%
Large Cap Growth Fund Class I	6.55	5.28	0.73	(4.96)
Russell 1000® Growth Index	9.07	6.87	2.69	(4.79)
(a)	For the period from December 27, 1999 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 15

Large Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—29.5%
*Adobe Systems Incorporated	16,180	$665
*Cisco Systems Incorporated	32,834	897
*Corning Incorporated	17,080	320
*EMC Corporation	36,540	482
Infosys Technologies Ltd.—ADR	4,920	268
Jabil Circuit, Inc.	24,055	591
*Network Appliance, Inc.	11,020	433
Paychex, Inc.	21,030	831
Qualcomm Incorporated	9,265	350
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	59,339	649
*Yahoo!, Inc.	18,430	471

		5,957

Consumer Discretionary—15.5%
Johnson Controls, Inc.	5,210	448
*Kohl’s Corporation	6,398	438
Marriott International, Inc., Class “A”	16,944	809
Nike, Inc., Class “B”	8,920	883
Staples, Inc.	20,275	541

		3,119

Health Care—14.6%
*Amgen, Inc.	10,210	698
C. R. Bard, Inc.	4,920	408
*Genentech, Inc.	8,455	686
*Gilead Sciences, Inc.	6,900	448
*MedImmune, Inc.	7,350	238
Medtronic, Inc.	8,825	472

		2,950

Industrials & Services—11.1%
3M Company	6,195	483
Danaher Corporation	11,182	810
Rockwell Automation, Inc.	4,610	281
Rockwell Collins, Inc.	10,550	668

		2,242

Financials—9.9%
Capital One Financial Corporation	4,880	375
Franklin Resources, Inc.	2,130	235
Goldman Sachs Group, Inc.	4,140	825
Charles Schwab & Co, Inc.	29,320	567

		2,002

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—8.8%
PepsiCo, Inc.	10,250	$641
Wal Mart De Mexico Sa De Cv—ADR	8,530	369
Walgreen Co.	16,545	759

		1,769

Energy—5.0%
Schlumberger Limited†	8,710	550
Suncor Energy, Inc.†	5,860	462

		1,012

Materials—2.9%
Praxair, Inc.	9,840	584

Total Common Stock—97.3% (cost $16,914)		19,635

Investment in Affiliate
William Blair Ready Reserves	54,409	54

Total Investment in Affiliate—0.2% (cost $54)		54

Short-Term Investment
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	$115,000	115

Total Short-Term Investment—0.6% (cost $115)		115

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $381, collateralized by SBA Pool # 503480	381,194	381

Total Repurchase Agreement—1.9% (cost $381)		381

Total Investments—100.0% (cost $17,464)		20,185
Cash and other assets less liabilities—(0.0)%		6

Net assets—100.0%		$20,191

See accompanying Notes to Financial Statements.

16 Annual Report	December 31, 2006

Karl W. Brewer

Colin J. Williams

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 14.12% total return (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, gained 13.35%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The US stock market turned in strong results across styles and market capitalizations during calendar year 2006. However, the market’s return was far from consistent throughout the year—and can be dissected into three distinct time periods. We witnessed a strong first few months of the year in part due to a better than expected earnings season reported during January and February. In early May, however, hawkish Federal Reserve comments about the likelihood of further interest rate hikes sent the market into a sharp three month correction. Then, as the Fed was seeing signs of moderating economic growth and contained inflation, they held interest rates steady at their August meeting. Helping the Fed’s decision was easing energy prices—a downward pressure on inflation. The potential end to interest rate increases marked a sea change in sentiment from the tough summer months and served as the catalyst for a sustained rally through year end.

The negative headlines of 2006 included a slowing housing market, a troubled auto industry, the continued war in Iraq and corporate stock options backdating. These were outweighed by the positive effects of lower energy prices, an end to a two year interest rate tightening cycle and an abundance of merger and acquisition activity that kept the equity market strong to close 2006. For the year overall, the market was led by Consumer Staples and Materials. These two sectors are more heavily weighted in the value benchmarks—influencing value’s outperformance over growth. Energy gave up its market leadership during the year while the predominantly growth sectors of Information Technology and Health Care disappointed compared to their typical strength in market rallies.

The market’s bias against the smaller end of the small cap growth market during 2006 was a slight headwind for the Fund. Despite this, the Fund outperformed the benchmark with superior stock selection over the year. The majority of the outperformance came from stocks within the Information Technology and Health Care sectors. On the downside, stock selection in the Industrials and Services sector was a drag on relative performance.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks in the Fund during the period were Telik and SIRVA. Telik is a biopharmaceutical company. The company received negative data out of three Phase III FDA trials and the stock market sold off accordingly. However, the company has ongoing clinical trials and continues to seek a commercialized product with its proprietary technology.

December 31, 2006	William Blair Funds 17

SIRVA is an industrial company operating in the global relocation services market. The negative residential housing market trends affected the company’s primary business line and the stock sold off after the company missed earnings expectations in August. We sold the position due to our negative outlook for the company going forward.

What were among the best performing investments for the Fund?

Two of the strongest contributors to performance during the period were Nuance Communications and Kanbay International. Nuance Communications is a leader in the speech recognition market. We have talked about this stock in the past as the business momentum, and therefore stock appreciation, has been strong for the last year and a half. Nuance made an acquisition during the year, Dictaphone, which moved them into the medical dictation market. Speech recognition continues to evolve with demand coming from an increasing number of end markets—from cell phones to airline reservation systems.

Kanbay is a company that offers information technology consulting and technology integration solutions. The company’s acquisition of Adjoined Consulting is performing well, and Kanbay continues to benefit from the trend to outsource IT consulting services to India. These two factors helped drive growth in the stock price during the third quarter. In late October, the company again turned in strong earnings and revenue growth and at the same time announced that it was being acquired. The premium was roughly 15% above the previous day’s close and up over 100% from the stock’s summer bottom.

What is your current outlook?

We are four plus years into the current bull market—a great run by historical comparison. Bond investors have moved 10-year Treasury bond yields well below short term rates, suggesting they think the Fed may have to lower interest rates in the future in response to weakening economic activity. For now, the stock market is suggesting otherwise—that the Fed is orchestrating the ideal balance between economic growth and low inflation. Over the last few years, corporate earnings growth has been very robust at a consistent double digit annual pace. While earnings growth remains healthy and stock valuations reasonable, a slower and more sustainable level of earnings growth should be expected in the coming years. We expect investors to look for more durable business models that can grow despite the macro environment—a dynamic that should benefit our quality growth style of investing. From our perspective, stock picking will become increasingly crucial to investment success as the easy money made over the last few years of broad-based earnings growth is most likely behind us.

Is there any other news with respect to the Fund?

As previously disclosed, Colin Williams was promoted to co-portfolio manager of the Fund during the second quarter of 2006. Colin has worked on the Fund as a research analyst for the past four years. He joins Karl Brewer who has been a portfolio manager on the Fund since its inception. The Fund holds a number illiquid securities totaling roughly 1.5% of assets. Shares of Kona Grill, a restaurant company, were purchased in two private transactions during 2006. Shares of Zila Inc., a pharmaceutical company, were acquired through a Private Investment in Public Equity (PIPE) transaction in November. During December, we received warrants to purchase shares of Think Partnership that, if exercised, are currently not freely tradable. The Fund’s Pricing Committee and Valuation Committee are currently pricing the Kona Grill and Zila, Inc. securities at fair value. The Fund’s Pricing Committee is currently pricing the Think Partnership warrants at fair value.

18 Annual Report	December 31, 2006

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	14.12%	13.68%	14.50%	18.89%
Small Cap Growth Fund Class I	14.42	13.98	14.79	19.17
Russell 2000® Growth Index	13.35	10.51	6.93	0.50
Russell 2000® Index	18.37	13.56	11.39	8.51
(a)	For the period from December 27, 1999 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—30.2%
*Access Integrated Technologies, Inc.	1,530,387	$13,345
*DTS, Inc.	730,155	17,662
*eCollege.com	746,570	11,684
*Euronet Worldwide, Inc.	556,830	16,532
*F5 Networks, Inc.	331,882	24,629
*J2 Global Communications, Inc.	946,007	25,779
*Nuance Communications, Inc.	2,207,998	25,304
*Optimal Group, Inc.†	2,150,379	20,472
Patni Computer Systems Limited—ADR	687,390	14,009
*PDF Solutions, Inc.	1,276,203	18,441
*Rackable Systems	679,167	21,034
*Silicon Labratories, Inc.	719,006	24,913
*Skillsoft, plc—ADR	1,868,117	11,601
*Stratasys, Inc.	590,537	18,549
*Think Partnership, Inc.	4,627,970	15,087
*Ultimate Software Group, Inc.	736,538	17,132
*ValueClick, Inc.	758,307	17,919
*Volterra Semiconductor Corporation	1,842,933	27,644
*WebEx Communications, Inc.	619,117	21,601
*WNS Holdings Limited—ADR	570,982	17,757

		381,094

Health Care—27.6%
*Air Methods Corporation	367,540	10,262
*American Medical Systems Holdings, Inc.	1,157,284	21,433
*Axcan Pharma, Inc.†	1,068,541	15,216
*CryoLife, Inc.	688,326	5,266
*DJO, Inc.	656,387	28,106
*Healthways, Inc.	584,771	27,899
*Hythiam, Inc.	1,924,639	17,784
*Integra Lifesciences Holdings Corporation	681,070	29,007
*Kensey Nash Corporation	427,849	13,605
*Kyphon, Inc.	583,390	23,569
*Lifecore Biomedical, Inc.	1,117,713	19,929
*Providence Service Corp.	548,734	13,790
*PSS World Medical, Inc.	628,544	12,275
*Psychiatric Solutions, Inc.	426,598	16,006
*Quidel Corporation	1,001,153	13,636
*Sangamo Biosciences, Inc.	910,443	6,009
*Santarus, Inc.	3,588,835	28,100
*Surmodics, Inc.	587,112	18,271
*Telik, Inc.	2,093,121	9,272
*Trinity Biotech plc—ADR	95,627	819
*Zila, Inc.	2,580,537	6,555
*Zila, Inc.** (restricted)	4,732,351	10,953

		347,762

Consumer Discretionary—20.3%
*4 Kids Entertainment, Inc.	696,575	12,691
*AFC Enterprises, Inc.	718,882	12,703
*BUCA, Inc.	200,068	962
*Century Casinos, Inc.	1,546,133	17,255
*Coinstar, Inc.	785,317	24,007
DeVry, Inc.	401,196	11,234
*DG Fastchannel, Inc	971,150	13,091
*Duckwall-ALCO Stores, Inc.	325,133	12,680
*Jarden Corporation	690,613	24,027
*Jos. A. Bank Clothiers, Inc.	371,136	10,893
*Kona Grill, Inc.	329,595	6,730
*Kona Grill, Inc.** (restricted)	435,134	7,188

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Laureate Education, Inc.	981,351	$47,723
*Lions Gate Entertainment Corporation†	1,409,202	15,121
Standard Pacific Corp.	246,850	6,613
Strayer Education, Inc.	115,694	12,269
*ValueVision Media, Inc., Class “A”	1,618,354	21,265

		256,452

Industrials & Services—7.5%
*Corrections Corporation of America	275,212	12,448
*FirstService Corporation†	484,434	11,191
Frozen Food Express Industries, Inc.	894,816	7,695
*GEO Group, Inc.	327,485	12,287
*InnerWorkings, Inc.	349,860	5,584
*Kforce, Inc.	899,771	10,950
*Lecg Corporation	779,234	14,400
*NCI Building Systems, Inc.	252,512	13,068
*On Assignment, Inc.	617,450	7,255

		94,878

Energy—6.3%
*Carrizo Oil & Gas, Inc.	428,802	12,444
*Comstock Resources, Inc.	417,149	12,957
*Hornbeck Offshore Services, Inc.	559,172	19,962
*Petrohawk Energy Corporation	1,400,614	16,107
*TETRA Technologies, Inc.	695,920	17,802

		79,272

Financials—4.8%
*Marlin Business Services Corp.	756,915	18,189
Midwest Banc Holdings, Inc.	331,051	7,862
National Financial Partners Corporation	400,878	17,627
*Signature Bank New York	545,846	16,910

		60,588

Consumer Staples—0.5%
*Overhill Farms, Inc.	1,903,720	5,464

Total Common Stock—97.2% (Total cost $1,079,331)		1,225,510

Investment in Warrants
*Think Partnership, Inc., 2011, $2.50**	1,424,000	1,082
*Think Partnership, Inc., 2011, $3.05**	448,409	—
*Think Partnership, Inc., 2011, $4.00**	224,205	—
*Zila, Inc., 2011, $2.21**	2,271,528	227

Total Investment in Warrants—0.1% (cost $0)		1,309

Investment in Affiliate
William Blair Ready Reserves	9,894,269	9,894

Total Investment in Affiliate—0.8% (cost $9,894)		9,894

Short-Term Investments
American Express Demand Note, VRN 5.176%, due 1/2/07	$828,000	828
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	147,000	147

Total Short-Term Investments—0.1% (cost $975)		975

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2006

Small Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $15,608, collateralized by FNMA Pool #826907	$15,598,964	$15,599

Total Repurchase Agreement—1.2% (cost $15,599)		15,599

Total Investments—99.4% (cost $1,105,799)		1,253,287
Cash and other assets, less liabilities—0.6%		7,887

Net assets—100.0%		$1,261,174

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 1.54% of the Fund’s net assets at December 31, 2006. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. Additional information on each restricted illiquid security is as follows:

Security	Acquisition Date	Acquisition Cost (in thousands)
Kona Grill, Inc.	8/4/2006 & 11/16/2006	$6,391
Zila, Inc.	11/15/2006	8,282
Zila, Inc. warrants	11/15/2006	—
Think Partnership, Inc. warrants	3/22/2006 & 12/29/2006	—

If a Fund’s portfolio holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the year ended December 31, 2006 with affiliated companies:

	Share Activity				Year Ended December 31, 2006
					(in thousands)
Security Name	Balance 12/31/2005	Purchases	Sales	Balance 12/31/2006	Value	Dividends Included in Income
4 Kids Entertainment, Inc.	466,935	229,640	—	696,575	$12,691	$—
Access Integrated Technologies, Inc.	444,977	1,085,410	—	1,530,387	13,345	—
Century Casinos, Inc.	956,611	589,522	—	1,546,133	17,255	—
DG Fastchannel, Inc	—	971,150	—	971,150	13,091	—
Duckwall-ALCO Stores, Inc.	—	352,833	27,700	325,133	12,680	—
Frozen Food Express Industries, Inc.	483,765	411,051	—	894,816	7,695	27
Kona Grill, Inc.	—	764,729	—	764,729	13,918	—
Lifecore Biomedical, Inc.	319,389	798,324	—	1,117,713	19,929	—
Marlin Business Services Corp.	—	756,915	—	756,915	18,189	—
Optimal Group, Inc.	782,973	1,915,574	548,168	2,150,379	20,472	—
Overhill Farms, Inc.	1,684,600	219,120	—	1,903,720	5,464	—
Santarus, Inc.	974,738	2,614,097	—	3,588,835	28,100	—
Stratasys, Inc.	—	590,537	—	590,537	18,549	—
Volterra Semiconductor Corporation	1,466,807	832,006	455,880	1,842,933	27,644	—
Zila, Inc.	1,965,922	5,346,966	—	7,312,888	17,508	—

					$246,530

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 21

Harvey H. Bundy, III

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Mid Cap Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the managers of the Mid Cap Fund. The Mid Cap Growth Fund will invest at least 80% of its assets in companies with market capitalizations between $1.5 billion and $14 billion at the time of the Fund’s investment, and will seek stocks of companies that are expected to experience solid growth in earnings. Such companies generally will exhibit superior business fundamentals, including leadership in their field, distinctive attributes that cannot easily be duplicated by competitors, quality products or services, distinctive marketing and distribution, value to customer, conservative financial policies and accounting practices and strong management.

How did the Fund perform since inception through the end of 2006? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund posted a 4.60% total return (Class N Shares) for the 11-month period ended December 31, 2006. By comparison, the Fund’s benchmark, the Russell Midcap Growth Index, returned 4.28% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The US stock market turned in strong results across styles and market capitalizations during calendar year 2006. However, the market’s return was far from consistent throughout the year—and can be dissected into three distinct time periods. We witnessed a strong first few months of the year in part due to a better than expected earnings season reported during January and February. In early May, however, hawkish Federal Reserve comments about the likelihood of further interest rate hikes sent the market into a sharp three month correction. Then, as the Fed was seeing signs of moderating economic growth and contained inflation, they held interest rates steady at their August meeting. Helping the Fed’s decision was easing energy prices—a downward pressure on inflation. The potential end to interest rate increases marked a sea change in sentiment from the tough summer months and served as the catalyst for a sustained rally through year end.

The negative headlines of 2006 included a slowing housing market, a troubled auto industry, the continued war in Iraq and corporate stock options backdating. These were outweighed by the positive effects of lower energy prices, an end to a two year interest rate tightening cycle and an abundance of merger and acquisition activity that kept the equity market strong to close 2006. For the year overall, the market was led by Consumer Staples and Materials. These two sectors are more heavily weighted in the value benchmarks—influencing value’s outperformance over growth. Energy gave up its market leadership during the year while the predominantly growth sectors of Information Technology and Health Care disappointed compared to their typical strength in market rallies.

Since inception on February 1, 2006, the Fund’s outperformance has come mostly from stock selection within the Information Technology sector. Energy and Financials stock selection

22 Annual Report	December 31, 2006

were both positive contributors as well, while the Industrials sector was the main source of negative relative performance for the Fund.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks in the Fund during the period were Jabil Circuit and Getty Images. Jabil Circuit operates in the electronic manufacturing services industry. It is the outsourced manufacturer of choice for various technology, industrial, medical and consumer companies around the globe. The company has had a proven track record of meeting earnings expectations. However, in June the company announced some operational issues that would affect earnings negatively. After further analysis we felt revenues were on track and the operational issues were being corrected. However, during the fourth quarter the Company experienced another operational hiccup that put pressure on the stock once again. We still feel this is a solid growth company and is trading at an attractive valuation.

Getty Images has the largest digital library of stock photographs used by many publishers, advertisers and others looking for digital photographs. The company has seen increased competition in the low-end photograph market. One competitor’s low cost solution is changing the dynamics in the industry and has hurt Getty’s previously dominant market position. Sales growth has deteriorated and without the visibility of forward earnings, we have decided to liquidate the position.

What were among the best performing investments for the Fund?

Two of the strongest contributors to performance during the period were Intercontinental Exchange and CarMax. Intercontinental Exchange is a rapidly growing electronic exchange for various energy futures and physical commodity contracts. The company has benefited from the volatility in the energy markets as various market participants seek to speculate, invest, or hedge using energy derivatives traded on its exchange. The company also announced the acquisition of the New York Board of Trade during September, diversifying its product mix to commodities outside of energy. The company went public late last year and the gradual realization of the company’s true earnings potential has served as a catalyst for the stock throughout 2006.

CarMax is a specialty retailer operating in the highly fragmented used car market. The company buys, reconditions and sells used cars at their used car superstores as well as offering financing options, extended service plans and repair services. We have talked about CarMax in past letters and the fourth quarter was just a continuation of strength for the stock and for the fundamentals of the company. CarMax continues to see strong same store sales growth due to management execution and a healthy used car market—despite the new car market woes. During 2006, the company also finalized the successor to their outgoing CEO. This served as another catalyst as the uncertainty did not sit well with investors in 2005.

What is your current outlook?

We are four plus years into the current bull market—a great run by historical comparison. Bond investors have moved 10-year Treasury bond yields well below short term rates, suggesting they think the Fed may have to lower interest rates in the future in response to weakening economic activity. For now, the stock market is suggesting otherwise—that the Fed is orchestrating the ideal balance between economic growth and low inflation. Over the last few years, corporate earnings growth has been very robust at a consistent double digit annual pace. While earnings growth remains healthy and stock valuations reasonable, a slower and more sustainable level of earnings growth should be expected in the coming years. We expect investors to look for more durable business models that can grow despite the macro environment—a dynamic that should benefit our quality growth style of investing. From our perspective, stock picking will become increasingly crucial to investment success as the easy money made over the last few years of broad-based earnings growth is most likely behind us.

December 31, 2006	William Blair Funds 23

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

Since Inception(a)
Mid Cap Growth Fund Class N	4.60%
Mid Cap Growth Fund Class I	4.90
Russell Midcap® Growth Index	4.28
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Mid Cap Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

24 Annual Report	December 31, 2006

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—28.6%
*Activision, Inc.	30,005	$517
*Cognizant Technology Solutions, Class “A”	2,480	191
*F5 Networks, Inc.	7,049	523
*FLIR Systems, Inc.	10,670	340
*Intuit, Inc.	13,745	419
*Iron Mountain, Inc.	10,255	424
*J2 Global Communications, Inc.	15,765	430
Jabil Circuit, Inc.	20,960	515
Maxim Integrated Products, Inc.	9,695	297
Microchip Technology, Inc.	8,040	263
*Network Appliance, Inc.	11,071	435
Paychex, Inc.	18,700	739
*ValueClick, Inc.	11,420	270
*WebEx Communications, Inc.	7,005	244

		5,607

Health Care—19.5%
C.R. Bard, Inc.	5,220	433
*Express Scripts, Inc., Class “A”	5,862	420
*Healthways, Inc.	8,245	393
*IDEXX Laboratories, Inc.	2,610	207
*Integra LifeSciences Holdings Corporation	7,425	316
*Kyphon, Inc.	7,779	314
*MedImmune, Inc.	14,240	461
*Patterson Companies, Inc.	8,125	289
Pharmaceutical Product Development, Inc.	16,720	539
*ResMed, Inc.	9,360	461

		3,833

Consumer Discretionary—15.3%
*CarMax, Inc.	4,330	232
*Dick’s Sporting Goods, Inc.	3,850	189
*Lamar Advertising Company, Class “A”	3,410	223
*Laureate Education, Inc.	11,315	550
*Life Time Fitness, Inc.	8,885	431
*O’Reilly Automotive, Inc.	9,648	309
PetSmart, Inc.	6,350	183
Strayer Education, Inc.	2,610	277
*Tractor Supply Company	9,981	446
Weight Watchers International, Inc.	3,300	174

		3,014

Industrials & Services—12.9%
Corporate Executive Board Company	4,380	384
Fastenal Company	16,460	591
Graco, Inc.	8,355	331
*Monster Worldwide, Inc.	7,230	337
Robert Half International, Inc.	8,805	327
Rockwell Collins, Inc.	8,815	558

		2,528

*Non-income producing securities

VRN = Variable Rate Note

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—7.6%
*Grant Prideco, Inc.	6,650	$264
Smith International, Inc.	12,225	502
*Southwestern Energy Company	7,075	248
*Ultra Petroleum Corp.†	3,840	183
XTO Energy Corporation	6,110	288

		1,485

Financials—5.0%
*Affiliated Managers Group, Inc.	1,975	208
*IntercontinentalExchange, Inc.	2,953	318
Investors Financial Services Corporation	10,680	456

		982

Materials—2.0%
Airgas, Inc.	9,905	401

Total Common Stock—90.9% (cost $16,786)		17,850

Investment in Affiliate
William Blair Ready Reserves	104,424	104

Total Investment in Affiliate—0.5% (cost $104)		104

Short-Term Investment
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	$225,000	225

Total Short-Term Investment—1.1% (cost $225)		225

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $465, collateralized by SBA Pool # 503775	464,750	465

Total Repurchase Agreement—2.4% (cost $465)		465

Total Investments—94.9% (cost $17,580)		18,644
Cash and other assets, less liabilities—5.1%		995

Net assets—100%		$19,639

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 25

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a 9.68% total return (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Russell 2500TM Growth Index, gained 12.26%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The US stock market turned in strong results across styles and market capitalizations during calendar year 2006. However, the market’s return was far from consistent throughout the year—and can be dissected into three distinct time periods. We witnessed a strong first few months of the year in part due to a better than expected earnings season reported during January and February. In early May, however, hawkish Federal Reserve comments about the likelihood of further interest rate hikes sent the market into a sharp three month correction. Then, as the Fed was seeing signs of moderating economic growth and contained inflation, they held interest rates steady at their August meeting. Helping the Fed’s decision was easing energy prices—a downward pressure on inflation. The potential end to interest rate increases marked a sea change in sentiment from the tough summer months and served as the catalyst for a sustained rally through year end.

The negative headlines of 2006 included a slowing housing market, a troubled auto industry, the continued war in Iraq and corporate stock options backdating. These were outweighed by the positive effects of lower energy prices, an end to a two year interest rate tightening cycle and an abundance of merger and acquisition activity that kept the equity market strong to close 2006. For the year overall, the market was led by Consumer Staples and Materials. These two sectors are more heavily weighted in the value benchmarks—influencing value’s outperformance over growth. Energy gave up its market leadership during the year while the predominantly growth sectors of Information Technology and Health Care disappointed compared to their typical strength in market rallies.

The Fund’s higher allocation to growth oriented stocks compared to the Russell 2500TM Growth Index was a sizeable performance detractor relative to the benchmark during 2006 as the market was biased against higher growth stocks. Stock selection also detracted from performance. This was most pronounced in the Industrials and Consumer Discretionary sectors while stock selection in the Information Technology sector was the largest positive contributor to relative performance.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks in the Fund during the period were Telik and Getty Images. Telik is a biopharmaceutical company. The company received negative data out of three Phase III FDA trials and the stock sold off accordingly. Although the company has ongoing clinical trials and continues to seek a commercialized product, we decided to liquidate the position after this negative announcement.

26 Annual Report	December 31, 2006

Getty Images has the largest digital library of stock photographs used by many publishers, advertisers and others looking for digital photographs. The company has seen increased competition in the low-end photograph market. One competitor’s low cost solution is changing the dynamics in the industry and has hurt Getty’s previously dominant market position. Sales growth has deteriorated and without the visibility of forward earnings, we have decided to liquidate the position.

What were among the best performing investments for the Fund?

Two of the strongest contributors to performance during the period were Intercontinental Exchange and ValueClick. Intercontinental Exchange is a rapidly growing electronic exchange for various energy futures and physical commodity contracts. The company has benefited from the volatility in the energy markets as various market participants seek to speculate or invest in, or hedge using, energy derivatives traded on its exchange. The company also announced the acquisition of the New York Board of Trade during September, diversifying its product mix to commodities outside of energy. The company went public late last year and the gradual realization of the company’s true earnings potential has served as a catalyst for the stock throughout 2006.

ValueClick operates in the online advertising space. The stock was a solid contributor to the Fund for the fourth quarter as well as 2006 as a whole. The company reported solid earnings growth throughout the year—despite pessimism toward the overall online advertising space by some larger competitors such as Yahoo!. The fourth quarter catalyst, specifically, was its better than expected earnings and forward earnings guidance in early November.

What is your current outlook?

We are four plus years into the current bull market—a great run by historical comparison. Bond investors have moved 10-year Treasury bond yields well below short term rates, suggesting they think the Fed may have to lower interest rates in the future in response to weakening economic activity. For now, the stock market is suggesting otherwise—that the Fed is orchestrating the ideal balance between economic growth and low inflation. Over the last few years, corporate earnings growth has been very robust at a consistent double digit annual pace. While earnings growth remains healthy and stock valuations reasonable, a slower and more sustainable level of earnings growth should be expected in the coming years. We expect investors to look for more durable business models that can grow despite the macro environment—a dynamic that should benefit our quality growth style of investing. From our perspective, stock picking will become increasingly crucial to investment success as the easy money made over the last few years of broad-based earnings growth is most likely behind us.

December 31, 2006	William Blair Funds 27

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	9.68%	11.28%	11.00%
Small-Mid Cap Growth Fund Class I	9.95	11.55	11.27
Russell 2500™ Growth Index	12.26	11.64	11.36
(a)	For the period from December 29, 2003 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

28 Annual Report	December 31, 2006

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—24.5%
*Activision, Inc.	135,579	$2,337
*Euronet Worldwide, Inc.	73,375	2,179
*F5 Networks, Inc.	28,130	2,088
*Intuit, Inc.	51,635	1,575
*Iron Mountain, Inc.	54,114	2,237
*J2 Global Communications, Inc.	81,200	2,213
Jabil Circuit, Inc.	94,615	2,323
Microchip Technology, Inc.	32,845	1,074
*Nuance Communications, Inc.	143,235	1,642
*PDF Solutions, Inc.	64,800	936
*Ultimate Software Group, Inc.	52,200	1,214
*ValueClick, Inc.	56,957	1,346
*WebEx Communications, Inc.	47,040	1,641

		22,805

Health Care—20.7%
C.R.Bard, Inc.	15,170	1,259
*DJO, Inc.	53,320	2,283
*Healthways, Inc.	47,665	2,274
*Integra LifeSciences Holdings Corporation	45,680	1,945
*Kyphon, Inc.	54,665	2,208
*Patterson Companies, Inc.	42,540	1,511
Pharmaceutical Product Development, Inc.	75,905	2,446
*PSS World Medical, Inc.	75,315	1,471
*ResMed, Inc.	37,515	1,846
*Santarus, Inc.	87,600	686
*Surmodics, Inc.	40,165	1,250

		19,179

Consumer Discretionary—19.2%
*CarMax, Inc.	43,800	2,349
*Coinstar, Inc.	51,958	1,588
*Guitar Center, Inc.	24,885	1,131
*Jarden Corporation	41,420	1,441
*Lamar Advertising Company, Class “A”	21,460	1,403
*Laureate Education, Inc.	54,689	2,660
*Life Time Fitness, Inc.	47,465	2,303
*O’Reilly Automotive, Inc.	58,790	1,885
Strayer Education, Inc.	14,540	1,542
*Tractor Supply Company	16,415	734
Weight Watchers International, Inc.	15,400	809

		17,845

Industrials & Services—16.1%
*Beacon Roofing Supply, Inc.	123,389	2,322
Corporate Executive Board Company	21,280	1,866
*Corrections Corporation of America	26,600	1,203
Fastenal Company	80,175	2,877
Graco, Inc.	28,225	1,118
*Kforce, Inc.	88,215	1,074

*Non-income producing securities

VRN = Variable Rate Note

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Industrials & Services—(continued)
*Monster Worldwide, Inc.	43,600	$2,033
Rockwell Collins, Inc.	38,595	2,443

		14,936

Energy—6.8%
*Grant Prideco, Inc.	39,300	1,563
Smith International, Inc.	55,670	2,286
*Southwestern Energy Company	36,760	1,288
*Ultra Petroleum Corp.†	24,350	1,163

		6,300

Financials—6.8%
*Affiliated Managers Group, Inc.	13,900	1,461
*IntercontinentalExchange, Inc.	13,360	1,441
Investors Financial Services Corporation	45,670	1,949
*Signature Bank New York	46,470	1,440

		6,291

Materials—2.3%
Airgas, Inc.	52,110	2,112

Total Common Stock—96.4% (cost $77,831)		89,468

Investment in Affiliate
William Blair Ready Reserves	1,310,875	1,311

Total Investment in Affiliate—1.4% (cost $1,311)		1,311

Short-Term Investment
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	$786,000	786

Total Short-Term Investment—0.9% (cost $786)		786

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $548, collateralized by SBA Pool #503904	547,617	548

Total Repurchase Agreement—0.6% (cost $548)		548

Total Investments—99.3% (cost $80,476)		92,113
Cash and other assets, less liabilities—0.7%		653

Net assets—100%		$92,766

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 29

INTERNATIONAL MARKETS OVERVIEW

There was a tale of three international equity markets in 2006. The first four months of 2006 prolonged the momentum of 2005 as global growth remained strong, energy and commodities prices rose, and investors continued to search for returns in areas such as emerging markets equity and small cap stocks. However, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts as investors withdrew liquidity and invested in “safe havens.” These concerns abated during July, when it became clear that while global growth was slowing, an imminent global recession was not occurring.

As a result, international equity markets rebounded beginning in July, and ended the year up 27.16%, as reflected by the MSCI All-Country World ex-U.S. Index. Within international markets, emerging markets were up 32.59%, as measured by the MSCI Emerging Markets Index, despite their mid-year decline, outpacing the MSCI EAFE Index, which rose 26.86%. Developed small cap stocks underperformed their larger cap counterparts during the year, rising 19.82% as measured by the MSCI World Ex-U.S. Small Cap Index, due largely to negative Japanese small cap stock performance.

2007 Outlook

The consensus view of growth, inflation, interest rates and profits has been a moving target all year long. Overheating concerns gave way to slowdown fears in the first half, only for markets to settle down to a more moderate and balanced view of global economic prospects in the wake of the Federal Reserve pause in August.

Today, the US still looks likely to slow (although the tone of fear about the housing market may be softening) and China continues to restrain investment growth (although tightening remains selective in its application and limited in its effectiveness); at the same time, Europe and Japan give increasing evidence of being on track toward solid expansion, and the runaway commodity boom seems to have slowed before doing irreparable damage to the global cycle.

In the context of a view that an ‘intracyclical’ deceleration in growth will prove to be basically benign (i.e., no significant deterioration in employment conditions or credit quality), a number of factors emerge (or re-emerge) that suggest a relatively strong environment for equity returns:

•	Globalization

For multinational corporations—and that really includes any company with a cross-border supply chain or customer base—globalization has meant two things: a wider range of opportunities for profit enhancement, and increased exposure to high-growth end markets. Both factors continue to have a positive influence on long term earnings potential.

•	Corporate Governance and Performance

The vast majority of listed companies, particularly those with some scale and diversity of operations, see themselves as having an opportunity to improve profit margins, capital productivity, or both. Increasingly, firms benchmark profitability against the best in their peer group, and boards expect progress toward that goal. Competitive improvements in Information Technology (IT), logistics, marketing methods, sourcing, and production can all combine to raise the bar for growth for the market as a whole.

30 Annual Report	December 31, 2006

•	Cash Flow

In the wake of the 2000-2001 slowdown, corporations have raised the burden of proof on investment spending plans. IT, equipment, and facilities spending all face greater scrutiny in an effort to improve the productivity of cash flow. In effect, there is increased competition between capital spending, acquisitions, and share buybacks as alternatives to enhance returns, and this competition provides an opportunity for optimizing potential earnings growth.

•	Valuation

While multiples have contracted around the world, the global median return on equity (ROE) has risen by three percentage points, from 12.8% to 15.8%, in the last two years. Accordingly, free cash flow yields have risen (on the same basis) from 1.1% to 2.7% over the last five years. Even allowing for some cyclical easing of profitability in a slowdown, the combination of enhanced growth opportunities and greater free cash flow yields argues for sustainable improvement in expected returns from equities.

Comment on Style Performance

Since the end of the tech bubble market of the 1990s, there has been a pronounced and consistent relative style performance advantage of value over growth. As the excesses of the previous cycle unwound, there was a natural tendency for the defensive characteristics of value stocks to dominate, but even after the markets turned upward in late 2002 and 2003, the value performance edge persisted.

While there are elements of cyclicality in risk preference and relative valuation between growth and value stocks, there has clearly been more to the rotation than investor sentiment. Changes in the pattern of growth and returns across sectors have been of primary importance in establishing market leadership and redefining growth and value.

Four key sectors have seen significant shifts in their prospects for growth, sustainable returns and risk. Emerging as global growth sectors are Financials and Industrials and Services, while the ‘classic’ growth sectors of IT and Health Care show increasing signs of maturation. These relative shifts reflect globalization and a shift toward developing economies as the engine of economic growth worldwide. This evolution is more than simply cyclical; it will have lasting implications for investment strategy for growth and value investors alike, and has already changed our own portfolio structure and outlook.

December 31, 2006	William Blair Funds 31

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 30 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 23.06% gain (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 27.16%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Despite strong absolute performance, the Fund underperformed the Index during 2006, due to second quarter underperformance, coupled with the Fund’s quality growth focus. Value outperformed growth by over 6% during the year, with sectors such as Materials and Utilities, areas where the Fund was underweighted, significantly outpacing the more traditional growth areas of Consumer, Health Care and IT, areas where the Fund was overweighted relative to the Index. The Fund’s results during 2006, returning 23.06% (N Shares) were due largely to strong stock selection in Consumer Staples, Energy, Financials, Information Technology (IT), and Telecommunication Services. Consumer Staples stock selection was enhanced by strong performance in Emerging Asia and Latin America, while Energy stock selection was positive across most regions, due to the Fund’s focus on alternative energy companies, energy services, and exploration and production companies with strong production growth. Financials stock selection was enhanced from developed Asia, Europe ex-UK and emerging Asia holdings, while emerging Asia and Latin American IT stocks bolstered that sector’s performance. The Telecommunication Services holdings, which significantly outperformed their counterparts within the Index, as they were largely focused in the emerging markets, where subscriber growth continues to accelerate.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on Consumer, Industrials, and IT stocks, at the expense of Materials, Telecommunication Services, and Energy. Financials, which maintained the highest absolute weighting in the Fund, were underweighted relative to the Index. From a regional perspective, the Fund was underweighted in most developed markets, particularly Japan, and overweighted in Latin America and emerging Asia.

32 Annual Report	December 31, 2006

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
International Growth Fund Class N	23.06%	21.05%	16.43%	14.94%	—%
International Growth Fund Class I	23.35	21.37	16.72	—	13.23	(a)
MSCI All Country World Ex-US Index	27.16	21.81	16.87	8.59	13.30	(a)
Lipper International Index	25.89	19.98	15.14	8.77	—
(a)	For the period from October 1, 1999 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 33

International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—35.5%
Austria—1.3%
Erste Bank (Commercial banks)	458,592	$35,113
Raiffeisen International Bank (Commercial banks)	309,154	47,009

		82,122

Belgium—0.4%
InBev NV (Beverages)	385,200	25,346

France—11.4%
April Group S.A. (Insurance)	203,139	9,777
BNP Paribas (Commercial banks)	668,300	72,704
Capgemini S.A. (IT services)	759,300	47,506
Essilor International (Health care equipment & supplies)	462,400	49,643
Eurazeo (Diversified financial services)	239,240	34,149
Group Danone (Food products)	601,700	90,991
Iliad S.A. (Internet software & services)	268,950	23,245
Klepierre (Real estate investment trusts)	138,500	26,110
L’Oreal S.A. (Personal products)	1,205,800	120,534
LVMH Moet Hennessey Louis Vuitton SA (Textiles, apparel & luxury goods)	718,100	75,541
*Orpea (Health care providers & services)	187,312	17,719
*S.O.I.T.E.C. (Semiconductors & semiconductor equipment)	773,400	27,338
Veolia Environnement (Multi-utilities)	1,166,700	88,977
Vinci S.A. (Construction & engineering)	254,900	32,488

		716,722

Germany—3.3%
Bijou Brigitte (Textiles, apparel & luxury goods)	66,750	13,136
CTS Eventim AG (Media)	198,703	7,648
E.ON AG (Electrical utilities)	482,100	65,105
*Patrizia Immobilien AG (Real estate management & development)	23,100	688
*Q-Cells AG (Electrical equipment)	494,420	22,136
*Qiagen NV (Life science tools & services)	1,227,600	18,849
SAP AG (Software)	1,202,400	63,767
Solarworld AG (Electrical equipment)	218,900	13,642
*Wire Card AG (Commercial services & supplies)	138,200	1,428

		206,399

Greece—1.7%
Coca-Cola Hellenic Bottling S.A. (Beverages)	845,571	32,991
EFG Eurobank (Commercial banks)	1,004,200	36,282
National Bank of Greece (Commercial banks)	797,252	36,568

		105,841

Ireland—2.7%
Anglo Irish Bank plc (Commercial banks)	3,014,700	62,425
IAWS Group plc (Food products)	754,300	19,322
Kingspan Group plc (Building products)	1,517,100	40,225
*Ryanair Holdings plc—ADR (Airlines)	416,900	33,977
United Drug plc (Health care providers & services)	2,625,500	13,795

		169,744

Issuer	Shares	Value

Common Stocks—Europe—35.5%—(continued)
Italy—3.6%
Azimut Holding SpA (Capital markets)	1,481,600	$19,785
Banca Italease (Diversified financial services)	430,000	24,960
Credito Emiliano SpA (Commercial banks)	1,379,400	19,487
Luxottica Group SpA (Textiles, apparel & luxury goods)	1,834,700	56,239
Saipem SpA (Energy equipment & services)	3,255,600	84,471
Tod’s SpA (Textiles, apparel & luxury goods)	246,700	19,840

		224,782

Luxembourg—0.3%
*Gagfah S.A. (Real estate management & development)	555,600	17,624

Netherlands—1.1%
Royal Numico N.V. (Food products)	832,200	44,689
*Tomtom NV (Software)	541,400	23,311

		68,000

Norway—0.5%
*Acergy S.A. (Energy equipment & services)	1,482,100	28,275

Spain—1.8%
*Grifols S.A. (Biotechnology)	2,046,412	27,242
Industria De Textile (Specialty retail)	1,384,300	74,466
*Tecnicas Reunidas S.A. (Construction & engineering)	327,800	12,577

		114,285

Sweden—1.5%
Ericsson (LM) (Communications equipment)	11,325,000	45,540
*Modern Times Group (Media)	387,300	25,375
Nobia AB (Specialty retail)	594,650	22,820

		93,735

Switzerland—5.9%
ABB Ltd. (Electrical equipment)	7,514,900	134,573
*EFG International (Capital markets)	789,700	29,736
Kuehne & Nagel International AG (Marine)	652,440	47,398
Nobel Biocare Holdings AG (Health care equipment & supplies)	109,950	32,432
*Partners Group Global Opporunites, Ltd. (Capital markets)	217,278	26,219
Roche Holdings AG (Pharmaceuticals)	420,100	75,162
SGS S.A. (Commercial services & supplies)	18,710	20,786

		366,306

United Kingdom—16.2%
Amlin plc (Insurance)	766,000	4,865
BG Group plc (Oil, gas & consumable fuels)	6,098,200	82,923
*Cairn Energy plc (Oil, gas & consumable fuels)	817,900	28,732
Capita Group plc (Commercial services & supplies)	5,501,500	65,231

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2006

International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—16.2%—(continued)
Carphone Warehouse Group plc (Specialty retail)	4,517,180	$27,682
Detica Group plc (IT services)	1,274,400	9,144
HBOS plc (Commercial banks)	5,728,800	126,645
Homeserve plc (Commercial services & supplies)	442,300	16,340
Man Group plc (Capital markets)	6,837,500	69,792
Michael Page International (Commercial services & supplies)	4,473,200	39,508
Northern Rock plc (Thrifts & mortgage finance)	2,826,900	64,997
Reckitt Benckiser plc (Household products)	2,377,100	108,437
*Rolls-Royce Group plc (Aerospace & defense)	11,858,249	103,628
Rotork plc (Electronic equipment & instruments)	1,301,364	21,260
RPS Group plc (Commercial services & supplies)	2,545,600	13,435
Serco Group (Commercial services & supplies)	4,877,209	36,383
Tesco plc (Food & staples retailing)	15,690,400	123,993
Tullow Oil plc (Oil, gas & consumable fuels)	2,909,190	22,613
Ultra Electronic Holdings plc (Aerospace & defense)	986,800	20,929
Victrex plc (Chemicals)	611,700	9,608
VT Group plc (Aerospace & defense)	2,016,000	18,721

		1,014,866

Japan—14.0%
Aeon Mall Co., Ltd. (Real estate management & development)	501,900	28,341
Canon, Inc. (Office electronics)	1,677,500	94,443
Chiyoda Corp. (Construction & engineering)	1,138,600	22,258
*DeNA Co., Ltd. (Internet & catalog retail)	5,283	17,309
Denso Corporation (Auto components)	2,975,000	117,961
En-Japan Inc. (Commercial services & supplies)	433	2,074
Honeys Company, Ltd. (Specialty retail)	370,400	13,759
Hoya Corporation (Electronic equipment & instruments)	740,500	28,862
Joint Corporation (Real estate management & development)	634,400	24,395
*Jupiter Telecommunications Co., Ltd. (Media)	21,743	17,526
*K.K. DaVinci Advisors (Real estate management & development)	18,402	18,238
Kenedix, Inc. (Real estate management & development)	2,981	13,448
Keyence Corporation (Electronic equipment & instruments)	279,200	68,917
Komatsu Ltd. (Machinery)	2,206,800	44,665
MISUMI Group, Inc. (Trading companies & distributors)	838,200	16,006
Nakanishi Inc. (Health care equipment & supplies)	140,300	17,214

Issuer	Shares	Value

Common Stocks—Japan—14.0%—(continued)
Nitori Company Ltd. (Specialty retail)	409,920	$17,741
Orix Corporation (Consumer finance)	401,500	116,432
Park 24 Co., Ltd. (Commercial services & supplies)	1,282,900	16,402
Sharp Corp. (Household durables)	2,242,700	38,561
Suruga Bank (Commercial banks)	3,945,000	48,857
Yamada Denki Company (Specialty retail)	312,180	26,498
Yamaha Motor Company (Automobiles)	2,177,900	68,460

		878,367

Emerging Asia—12.2%
China—3.1%
China Life Insurance Co. (Insurance)	3,955,000	13,500
China Mengniu Dairy Co. (Food products)	7,979,000	20,908
China Vanke Company Ltd. (Real estate management & development)	13,087,900	25,075
*Focus Media Holding Ltd.—ADR (Media)	326,900	21,703
*Foxconn International (Communications equipment)	3,820,000	12,459
Fu Ji Food & Catering (Hotels, restaurants & leisure)	6,424,000	16,567
Hopson Development Holdings Ltd. (Real estate management & development)	5,655,000	15,985
Lee and Man Paper Manufacturing Ltd. (Containers & packaging)	5,454,000	13,370
Li Ning Co. Ltd. (Leisure equipment & products)	9,334,000	14,924
Parkson Retail Group Ltd. (Multiline retail)	3,268,000	16,163
Ports Design Limited (Textiles, apparel & luxury goods)	6,067,000	13,254
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	13,480,000	8,665

		192,573

India —3.7%
Bharat Heavy Electricals Ltd. (Electrical equipment)	637,700	33,032
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,788,200	25,457
Dabur India Ltd. (Personal products)	5,358,300	17,746
HDFC Bank (Commercial banks)	630,300	15,124
Hindustan Lever Ltd. (Household durables)	2,691,000	13,159
Housing Development Finance Corp. (Thrifts & mortgage finance)	673,600	24,693
Infosys Technologies, Ltd. (IT services)	1,178,148	59,539
Maruti Udyog Ltd. (Automobiles)	931,400	19,511
Suzlon Energy Ltd. (Electrical equipment)	689,100	20,297

		228,558

Indonesia—1.1%
PT Bank Rakyat Indonesia (Commercial banks)	36,379,500	20,868
*PT Kalbe Farma Tbk (Pharmaceuticals)	22,828,700	3,030
PT Telekomunikasi Tbk (Diversified telecommunication services)	42,346,500	47,728

		71,626

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 35

International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.2%—(continued)
Malaysia—0.6%
Bumiputra Commerce Holdings Bhd (Commercial banks)	13,921,100	$30,500
Transmile Group Bhd (Air freight & logistics)	2,555,400	10,306

		40,806

South Korea—1.8%
*NHN Corp. (Internet software & services)	311,820	37,928
Samsung Electronics Co. (Semiconductors & semiconductor equipment)	77,180	50,631
*Shinsegae Co. Ltd. (Food & staples retailing)	43,060	26,821

		115,380

Taiwan—1.9%
High Tech Computer Corporation (Computers & peripherals)	679,800	13,408
*Himax Technologies, Inc.—ADR (Semiconductors & equipment)	927,400	4,424
Hon Hai Precision Industry (Electronic equipment & instruments)	8,909,780	63,394
Largan Precision Co. Ltd. (Leisure equipment & products)	807,450	15,531
Mediatek Inc. (Semiconductors & semiconductor equipment)	2,376,450	24,473

		121,230

Asia—8.1%
Australia—3.2%
Allco Finance Group, Limited (Capital markets)	2,763,604	28,049
Macquarie Bank, Ltd. (Capital markets)	1,668,700	103,719
Seek Ltd. (Commercial services & supplies)	4,228,163	19,588
United Group Ltd. (Construction & engineering)	1,958,500	21,542
WorleyParsons, Ltd. (Energy equipment & services)	1,528,400	25,667

		198,565

Hong Kong—2.1%
Esprit Holdings Ltd. (Specialty retail)	5,969,500	66,491
Li & Fung Ltd. (Distributors)	21,765,200	67,577

		134,068

Singapore—2.8%
Capital and, Ltd. (Real estate management & development)	26,246,000	105,617
Goodpack Ltd. (Air freight & logistics)	7,256,000	7,280
Osim International Ltd. (Specialty retail)	14,315,240	13,041
Raffles Education Corp. Ltd. (Diversified consumer services)	11,779,000	13,584
Singapore Exchange, Ltd. (Diversified financial services)	9,054,000	33,427

		172,949

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.7%
Brazil—2.0%
Companhia de Concessoes Rodoviarias (Transportation infrastructure)	1,900,700	$25,666
Cyrela Brazil Realty S.A. (Household durables)	1,477,200	14,098
Gol Linhas Aereas Inteligentes S.P—ADR (Airlines)	526,200	15,086
Localiza Rent a Car S.A. (Road & rail)	503,300	15,135
Lojas Renner S.A. (Multiline retail)	1,123,500	16,144
Natura Cosmeticos S.A. (Personal products)	1,235,400	17,434
Submarino S.A. (Internet & catalog retail)	636,400	20,848

		124,411

Chile—0.6%
*Cencosud S.A.—ADR 144A (Specialty retail)	721,730	33,866
S.A.C.I. Falabella (Multiline retail)	457,196	1,606

		35,472

Columbia—0.3%
Bancolombia S.A.—ADR (Commercial banks)	664,200	20,690

Mexico—2.5%
America Movil S.A. (Wireless telecommunication services)	20,172,600	45,488
*Desarrolladora Homex S.A.—ADR (Household durables)	327,400	19,340
Grupo Aeropuertario Del-ADR (Transportation infrastructure)	262,800	10,299
*Urbi Desarrollos Urbanos S.A. (Household durables)	8,358,600	30,175
Walmart de Mexico (Food & staples retailing)	12,131,200	53,374

		158,676

Panama—0.3%
Copa Holdings S.A., Class “A” (Airlines)†	369,900	17,223

Canada—3.0%
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	401,600	18,765
Manulife Financial Corp. (Insurance)	1,353,100	45,658
Ritchie Brothers Auctioneers, Inc. (Commercial services & supplies)†	214,900	11,506
Shoppers Drug Mart Corp. (Food & staples retailing)	1,363,800	58,580
Suncor Energy, Inc. (Oil, gas & consumable fuels)	658,500	51,832

		186,341

Emerging Europe, Mid-East, Africa—2.4%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Media)†	177,000	12,390

See accompanying Notes to Financial Statements.

36 Annual Report	December 31, 2006

International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—2.4% —(continued)
Kazakhstan—0.5%
*Kazkommertsbank—GDR 144A (Commercial banks)	1,452,951	$33,563

Russia—0.7%
*CTC Media, Inc. (Media)†	775,352	18,616
Sberbank—CLS (Commercial banks)†	8,050	27,773

		46,389

South Africa—1.0%
Naspers Ltd. (Media)	749,990	17,778
Sasol Ltd. (Oil, gas, and consumable fuels)	588,800	21,680
Truworths International Ltd. (Specialty retail)	4,763,400	21,742

		61,200

Total Common Stock—97.1% (cost $4,475,419)		6,084,524

Preferred Stock
Brazil—1.1%
Banco Itau Holding (Commercial banks)	799,300	28,957
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,740,700	40,574

		69,531

Total Preferred Stock—1.1% (cost $42,788)		69,531

Investment in Affiliate
William Blair Ready Reserves Fund	637,242	637

Total Investment in Affiliate—0.0% (cost $637)		637

Short-Term Investments
American Express Demand Note, VRN 5.176% due 1/2/07	$13,186,000	13,186
Prudential Funding Demand Note, VRN 5.180% due 1/2/07	13,186,000	13,186

Total Short-Term Investments—0.4% (cost $26,372)		26,372

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $28,743, collateralized by FN, Pool# 735342	28,726,865	28,727

Total Repurchase Agreement—0.5% (cost $28,727)		28,727

Total Investments—99.1% (cost $4,573,943)		6,209,791
Cash and other assets, less liabilities—0.9%		57,335

Net assets—100.0%		$6,267,126

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.14% of the Fund’s net assets at December 31, 2006. This security is also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.8%
Consumer Discretionary	18.6%
Industrials and Services	16.0%
Consumer Staples	12.7%
Information Technology	11.7%
Energy	6.3%
Health Care	4.1%
Utilities	2.5%
Telecommunication Services	1.9%
Materials	0.4%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	27.6%
British Pound Sterling	16.5%
Japanese Yen	14.3%
Swiss Franc	6.0%
Hong Kong Dollar	5.0%
United States Dollar	4.6%
Indian Rupee	3.7%
Australian Dollar	3.2%
Brazilian Real	2.9%
Canadian Dollar	2.8%
Singapore Dollar	2.8%
Mexico Nuevo Peso	2.1%
Taiwan Dollar	1.9%
South Korean Won	1.9%
Swedish Krona	1.5%
Indonesian Rupiah	1.2%
All other currencies	2.0%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 37

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 30 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a 19.96% gain (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 27.16%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Despite strong absolute performance, the Fund underperformed the Index during 2006. This underperformance was due largely to second quarter results. The Fund’s quality growth focus hampered relative performance during the quarter, due both to value domination during 2006, as value outperformed growth by over 6% during the year, coupled with the negative “quality” effect as quality companies underperformed by even a wider margin during the year. The portfolio’s significant underweighting of Materials and Utilities, two of the strongest performing sectors during the year, in favor of Consumer, IT and Health Care, sectors that underperformed, also hampered results. The Fund’s results during 2006, returning 19.96%, were due largely to strong stock selection in Consumer Staples, Energy, Financials, Information Technology (IT), and Telecommunication Services. Specifically, the Fund’s overweighting and stock selection within Latin American Consumer Staples stocks added value, as did the Fund’s overweighting in UK Consumer Staples companies. Energy stock selection was bolstered by the Fund’s Europe performance, while Financials stock selection was strong across most regions, coupled with regional positioning. Within IT, the Fund’s weighting in Europe ex-UK companies added value, coupled with the focus on Taiwanese consumer electronics and IT outsourcing companies. During the year, the Fund’s Telecommunications Services allocation was largely focused on emerging markets companies that have benefited from accelerating subscriber growth in Latin America and Asia.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on Consumer, Industrials, and Information Technology (IT) stocks, at the expense of Materials, Telecommunication Services, and Energy. Financials, which maintained the highest absolute weighting in the Fund, was underweighted relative to the Index. From a regional perspective, the Fund was underweighted in most developed markets, particularly Japan, and overweighted in Latin America.

38 Annual Report	December 31, 2006

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	Since Inception(a)
International Equity Fund Class N	19.96%	18.06%
International Equity Fund Class I	20.22	18.43
MSCI All Country World Ex-US	27.16	25.80
Lipper International Index	25.89	—
(a)	For the period from May 24, 2004 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Equity Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 39

International Equity Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—39.4%
Austria—1.7%
Erste Bank (Commercial banks)	36,232	$2,774
Raiffeisen International Bank (Commercial banks)	14,600	2,220

		4,994

Belguim—0.4%
InBev N.V. (Beverages)	18,500	1,217

France—14.7%
BNP Paribas (Commercial banks)	48,370	5,262
Capgemini S.A. (IT services)	37,300	2,334
Essilor International (Health care equipment & supplies)	27,500	2,952
Eurazeo (Diversified financial services)	17,900	2,555
Groupe Danone (Food products)	49,800	7,531
Iliad S.A. (Internet software & services)	11,500	994
L’Oreal S.A. (Personal products)	81,200	8,117
LVMH Moet Hennessey Louis Vuitton SA (Textiles, apparel & luxury goods)	48,400	5,091
Veolia Environnement (Multi-utilities)	69,000	5,262
Vinci S.A. (Construction & engineering)	27,600	3,518

		43,616

Germany—2.7%
Bijou Brigitte (Textiles, apparel & luxury goods)	2,380	469
E.ON AG (Electric utilities)	37,900	5,118
SAP AG (Software)	45,500	2,413

		8,000

Greece—1.0%
National Bank of Greece (Commercial banks)	64,160	2,943

Ireland—1.5%
Anglo Irish Bank plc (Commercial banks)	165,300	3,423
IAWS Group plc (Food products)	37,600	963

		4,386

Italy—3.3%
Luxottica Group SpA (Textiles, apparel & luxury goods)	163,200	5,003
Saipem SpA (Energy equipment & services)	189,100	4,906

		9,909

Netherlands—1.3%
Royal Numico N.V. (Food products)	40,400	2,169
*Tomtom NV (Software)	39,500	1,701

		3,870

Norway—0.4%
*Acergy S.A. (Energy equipment & services)	70,700	1,349

Spain—1.9%
Industria De Textile (Specialty retail)	103,300	5,557

Sweden—1.5%
Ericsson LM (Communications equipment)	850,000	3,418
*Modern Times Group (Media)	15,600	1,022

		4,440

Issuer	Shares	Value

Common Stocks—Europe—39.4%—(continued)
Switzerland—9.0%
ABB Ltd. (Electrical equipment)	505,500	$9,052
*EFG International (Capital markets)	44,600	1,680
Kuehne & Nagel International AG (Marine)	31,300	2,274
Nestle S.A. (Food products)	14,110	5,005
Nobel Biocare Holding AG (Health care equipment & supplies)	5,290	1,560
Roche Holdings AG (Pharmaceuticals)	28,350	5,072
SGS S.A. (Commercial services & supplies)	2,030	2,255

		26,898

United Kingdom—18.1%
BG Group plc (Oil, gas & consumable fuels)	498,600	6,780
*Cairn Energy plc (Oil, gas & consumable fuels)	48,900	1,718
Capita Group plc (Commercial services & supplies)	265,100	3,143
Carphone Warehouse Group plc (Specialty retail)	217,300	1,332
HBOS plc (Commercial banks)	359,700	7,952
Man Group plc (Capital markets)	330,700	3,375
Northern Rock plc (Thrift & mortgage finance)	161,600	3,716
Reckitt Benckiser plc (Household products)	151,700	6,920
*Rolls-Royce Group plc (Aerospace & defense)	660,900	5,776
Rotork plc (Electronic equipment & instruments)	62,400	1,019
Standard Chartered plc (Commercial banks)	125,400	3,653
Tesco plc (Food & staples retailing)	992,900	7,846
Tullow Oil plc (Oil, gas & consumable fuels)	102,700	798

		54,028

Japan—15.7%
Aeon Mall Co., Ltd. (Real Estate management & development)	35,900	2,027
Canon, Inc. (Office electronics)	107,400	6,047
Denso Corporation (Auto components)	167,300	6,634
FANUC Ltd. (Machinery)	30,800	3,023
Honeys Company, Ltd. (Specialty retail)	18,200	676
Hoya Corporation (Electronic equipment & instruments)	67,400	2,627
*Jupiter Telecommunications Co., Ltd. (Media)	1,898	1,530
*K.K. DaVinci Advisors (Real Estate management & development)	761	754
Keyence Corporation (Electronic equipment & instruments)	13,480	3,327
Komatsu Ltd. (Machinery)	144,100	2,916
Orix Corporation (Consumer finance)	27,800	8,062
Sharp Corporation (Household durables)	153,000	2,631
Suruga Bank Ltd. (Commercial banks)	153,000	1,895
Yamada Denki Co., Ltd. (Specialty retail)	14,800	1,256
Yamaha Motor. Co., Ltd. (Automobiles)	105,900	3,329

		46,734

Emerging Asia—7.7%
China—1.0%
*Focus Media Holding Ltd.—ADR (Media)	20,300	1,348
*Foxconn International (Communications equipment)	275,000	897
Hopson Development Holding Ltd. (Real estate management & development)	252,000	712

		2,957

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2006

International Equity Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—7.7%—(continued)
India—3.8%
Bharat Heavy Electricals Ltd. (Electrical equipment)	41,300	$2,139
*Bharti Airtel Limited (Wireless telecommunication services)	156,973	2,235
Infosys Technologies Ltd. (IT services)	69,100	3,492
Suzlon Energy Ltd. (Electrical equipment)	58,000	1,708
Vedanta Resources Plc (Metals & mining)	71,000	1,691

		11,265

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	2,508,000	1,439
PT Telekomunikasi Indonesia TbK (Diversified telecommunication services)	1,117,500	1,259

		2,698

South Korea—0.7%
Samsung Electronics Co. (Semiconductors & semiconductor equipment)	3,370	2,211

Taiwan—1.3%
High Tech Computer Corp. (Computers & peripherals)	12,000	236
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	512,117	3,644

		3,880

Asia—6.7%
Australia—2.4%
Allco Finance Group Limited (Capital markets)	135,400	1,374
Macquarie Bank Ltd. (Capital markets)	90,600	5,632

		7,006

Hong Kong—2.4%
Esprit Holdings Ltd. (Specialty retail)	292,500	3,258
Li & Fung Ltd. (Distributors)	1,257,200	3,903

		7,161

Singapore—1.9%
Capitaland, Ltd. (Real estate management & development)	1,435,000	5,775

Emerging Latin America—5.5%
Brazil—1.4%
Companhia de Concessoes Rodoviarias (Transportation infrastructure)	95,400	1,288
Gol-Linhas Aereas Inteligentes S.A.—ADR (Airlines)	25,100	720
Localiza Rent a Car S.A. (Road & rail)	19,800	595
Natura Cosmeticos S.A. (Personal products)	105,400	1,487

		4,090

Chile—0.5%
*Cencosud S.A.—ADR 144A (Specialty retail)	33,300	1,563

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—5.5%—(continued)
Columbia—0.4%
Bancolumbia S.A.—ADR (Commercial banks)	41,400	$1,290

Mexico—3.2%
America Movil S.A. (Wireless telecommunications services)	1,906,900	4,300
Walmart de Mexico (Food & staples retailing)	1,185,900	5,218

		9,518

Canada—3.3%
Manulife Financial Corporation (Insurance)	131,100	4,424
Shoppers Drug Mart Corporation (Food & staples retailing)	64,000	2,749
Suncor Energy, Inc. (Oil, gas & consumable fuels)	32,600	2,566

		9,739

Emerging Europe, Mid-East, Africa—0.9%
Russia—0.2%
*CTC Media, Inc. (Media)†	24,200	581

South Africa—0.7%
Naspers Ltd. (Media)	40,200	953
Sasol ASA (Oil, gas & consumable fuels)	27,499	1,012

		1,965

Total Common Stock—97.3% (cost $235,777)		289,640

Preferred Stocks
Brazil—1.3%
Banco Itau S.A. (Commercial banks)	56,200	2,036
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	86,000	2,005

		4,041

Total Preferred Stocks—1.3% (cost $2,664)		4,041

Investment in Affiliate
William Blair Ready Reserves Fund	5,158,100	5,158

Total Investment in Affiliate—1.7% (cost $5,158)		5,158

Short-Term Investments
American Express Demand Note, VRN, 5.176%, due 1/2/07	$93,000	93
Prudential Funding Demand Note, VRN, 5.180%, due 1/2/07	1,072,000	1,072

Total Short-Term Investments—0.4% (cost $1,165)		1,165

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 41

International Equity Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $2,264, collateralized by SBA Pool #506103	$2,262,336	$2,262

Total Repurchase Agreement—0.8% (cost $2,262)		2,262

Total Investments—101.5% (cost $247,026)		302,266
Liabilities plus cash and other assets—(1.5%)		(4,550)

Net assets—100.0%		$297,716

*Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.5%
Consumer Staples	16.8%
Consumer Discretionary	15.7%
Industrials and Services	13.1%
Information Technology	11.7%
Energy	7.2%
Utilities	3.5%
Health Care	3.3%
Telecommunication Services	2.6%
Materials	0.6%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	28.8%
British Pound Sterling	19.0%
Japanese Yen	15.9%
Swiss Franc	9.2%
Canadian Dollar	3.3%
Indian Rupee	3.3%
Mexico Nuevo Peso	3.2%
Hong Kong Dollar	3.0%
Brazilian Real	2.5%
Australian Dollar	2.4%
Singapore Dollar	2.0%
United States Dollar	1.9%
Swedish Krona	1.5%
Taiwan Dollar	1.3%
Other Currencies	2.7%

100.0%

See accompanying Notes to Financial Statements.

42 Annual Report	December 31, 2006

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 30 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a 20.32% increase (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap ex-U.S. Index gained 19.82%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund had strong absolute and relative results during 2006, returning 20.32%, due largely to strong stock selection across most sectors. In particular, stock selection in Consumer, Health Care, Industrials and Telecommunication Services added value. Within Consumer Discretionary, the portfolio’s weightings in developed Asia and Europe enhanced results, as did Chinese stock performance, coupled with Latin America stock selection. Within Health Care, the Fund’s weighting and stock selection in Europe ex-UK stocks added value, while Industrials stock selection was enhanced by European (including UK) weightings and stock selection. Stock selection was also strong in Europe ex-UK, while the Fund’s emerging markets allocation, and lower Japanese weighting were also additive to results. Sector positioning detracted from performance during the period, as did stock selection in Energy, Financials and Materials.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on the Consumer, Financials, and Industrials and Services sectors. Information Technology (IT) and Energy were the most underweighted relative to the Index. Regionally, the Fund was underweighted in most developed markets, with the exception of Europe ex-UK, due to the emerging markets allocation.

December 31, 2006	William Blair Funds 43

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	Since Inception(a)
International Small Cap Growth Fund Class N	20.32%	28.78%
International Small Cap Growth Fund Class I	20.68	29.11
MSCI World Ex-US Small Cap Index	19.82	27.41
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

44 Annual Report	December 31, 2006

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.4%
France—4.2%
April Group S.A. (Insurance)	46,882	$2,256
*Orpea (Heath care providers & services)	28,863	2,730
*S.O.I.T.E.C. (Semiconductors & semiconductor equipment)	135,300	4,783

		9,769

Germany—8.6%
Bijou Brigitte (Apparel & luxury goods)	8,100	1,594
*Colonia Real Estate AG (Real estate management and development)	49,000	2,348
CTS Eventim AG (Media)	69,000	2,656
MTU Aero Engines Holding AG (Aerospace & defense)	108,814	5,068
*Patrizia Immobilien AG (Real estate management & development)	4,200	125
*Q-Cells AG (Electrical equipment)	55,880	2,502
*Qiagen NV (Lifesciences tools & services)	200,073	3,072
Solarworld AG (Electrical equipment)	38,031	2,370
*Wire Card AG (Commercial services & supplies)	25,600	264

		19,999

Ireland—6.1%
IAWS Group plc (Food products)	193,340	4,953
Kingspan Group plc (Building products)	181,090	4,802
*Norkom Group plc (Software)	229,400	614
United Drug plc (Heath care providers & services)	696,880	3,661

		14,030

Italy—6.8%
Azimut Holdings SpA (Capital markets)	346,717	4,630
Banca Italease (Diversified financial services)	115,800	6,722
Credito Emiliano SpA (Commercial banks)	159,372	2,251
Tod’s SpA (Textiles, apparel & luxury goods)	27,500	2,212

		15,815

Norway—1.8%
*Acergy S.A. (Energy equipment & services)	213,900	4,081

Spain—3.3%
*Grifols S.A. (Biotechnolgy)	402,403	5,357
*Tecnicas Reunidas S.A. (Construction & engineering)	61,700	2,367

		7,724

Sweden—4.3%
Hemtex AB (Specialty retail)	54,700	1,117
*Modern Times Group (Media)	71,200	4,665
Nobia AB (Specialty retail)	92,400	3,546
*Tradedoubler AB (Internet software & services)	22,500	670

		9,998

Switzerland—2.3%
*Partners Group Global Opportunities, Ltd. (Capital markets)	43,771	5,282

Japan—19.5%
Aeon Mall Co., Ltd. (Real estate management & development)	81,000	4,574
Chiyoda Corp. (Construction & engineering)	114,000	2,229
*DeNA Co., Ltd. (Internet & catalog retail)	719	2,356
En-Japan Inc. (Commercial services & supplies)	431	2,064

Issuer	Shares	Value

Common Stocks—Japan—19.5%—(continued)
Honeys Company, Ltd. (Specialty retail)	54,400	$2,021
Joint Corporation (Real estate management & development)	112,620	4,330
*K.K. DaVinci Advisors (Real estate management & development)	4,343	4,304
Kenedix, Inc. (Real estate management & development)	935	4,218
MISUMI Group, Inc. (Trading companies & distributors)	195,700	3,737
Nakanishi Inc. (Health care equipment & supplies)	28,600	3,509
Nitori Company Ltd. (Specialty retail)	49,500	2,142
Park 24 Co., Ltd. (Commercial services & supplies)	240,500	3,075
Suruga Bank (Commercial banks)	533,000	6,601

		45,160

United Kingdom—14.8%
Accident Exchange Group plc (Commercial services & supplies)	301,274	2,276
Amlin plc (Insurance)	111,700	709
*Ceres Power Holdings plc (Electrical equipment)	395,200	1,694
Detica Group plc (IT services)	356,200	2,556
Homeserve plc (Commercial services & supplies)	94,280	3,483
Mears Group plc (Construction & engineering)	348,500	2,474
Michael Page International (Commercial services & supplies)	581,770	5,138
Rotork plc (Electronic equipement & instruments)	144,150	2,355
RPS Group plc (Commercial services & supplies)	460,400	2,430
Serco Group plc (Commercial services & supplies)	653,040	4,871
Ultra Electronic Holdings plc (Aerospace & defense)	102,750	2,179
Victrex plc (Chemicals)	134,450	2,112
VT Group plc (Aerospace & defense)	231,150	2,147

		34,424

Emerging Asia—6.6%
China—2.8%
Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	20,020	1,251
*Focus Media Holdings—ADR (Media)	36,900	2,450
Li Ning Co. Ltd. (Leisure equipment & products)	848,873	1,357
Ports Design Limited (Textiles, apparel & luxury goods)	690,500	1,508

		6,566

India—2.3%
ABB Ltd. India (Electrical equipment)	13,100	1,101
Financial Technologies, Ltd. (Diversified financial services)	52,400	2,098
*Inox Leisure, Ltd. (Media)	333,579	1,085
Pantaloon Retail India, Ltd. (Multiline retail)	107,850	996

		5,280

South Korea—0.5%
Hana Tour Service Inc. (Hotels, restaurants & leisure)	15,000	1,138

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 45

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.6%—(continued)
Taiwan—1.0%
Largan Precision Co., Ltd. (Leisure equipment & products)	119,300	$2,295

Asia—11.8%
Australia—6.9%
Allco Finance Group, Limited (Capital markets)	452,265	4,590
Seek Limited (Commercial services & supplies)	815,980	3,780
United Group, Ltd. (Construction & engineering)	292,570	3,218
WorleyParsons, Ltd. (Energy equipment & supplies)	267,820	4,498

		16,086

Singapore—4.9%
Goodpack Ltd. (Air freight & logistics)	1,718,000	1,724
Osim International Ltd. (Specialty retail)	1,932,400	1,760
Petra Foods, Ltd. (Food products)	223,000	262
Raffles Education Corp. Ltd. (Diversifed consumer services)	2,560,000	2,952
Singapore Exchange, Ltd. (Diversified financial services)	1,245,000	4,596

		11,294

Emerging Latin America—2.0%
Brazil—1.0%
Cyrela Brazil Realty S.A. (Household durables)	110,100	1,051
Submarino S.A. (Internet & catalog retail)	35,900	1,176

		2,227

Mexico—1.0%
*Urbi Desarrollos Urbanos S.A. (Household durables)	672,100	2,426

Emerging Europe, Mid-East, Africa—1.3%
Czech Republic—0.5%
*Central European Media Enterprises Ltd., Class “A” (Media)†	16,000	1,120

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—1.3%—(continued)
Russia—0.8%
*CTC Media, Inc. (Media)†	79,738	$1,915

Canada—1.3%
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	41,900	1,958
Richie Bros. Auctioneers Incorporated† (Commercial services & supplies)	20,000	1,071

		3,029

Total Common Stock—94.7% (cost $189,217)		219,658

Investment in Affiliate
William Blair Ready Reserves Fund	5,228,467	5,228

Total Investment in Affiliate—2.3% (cost $5,228)

Short-Term Investments
American Express Demand Note, VRN 5.176%, due 1/2/07	$1,074,000	1,074

Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	5,397,000	5,397

Total Short-term Investments—2.8% (cost $6,471)		6,471

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $339, collateralized by SBA Pool # 504705	338,909	339

Total Repurchase Agreement—0.1% (cost $339)		339

Total Investments—99.9% (cost $201,255)		231,696
Cash and other assets, less liabilities—0.1%		273

Net assets—100.0%		$231,969

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials and Services	30.1%
Financials	27.1%
Consumer Discretionary	22.2%
Health Care	8.3%
Information Technology	5.0%
Energy	3.9%
Consumer Staples	2.4%
Materials	1.0%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	30.7%
Japanese Yen	20.5%
British Pound Sterling	15.7%
Australian Dollar	7.3%
Signapore Dollar	5.1%
Swedish Krona	4.6%
United States Dollar	3.6%
Swiss Franc	2.4%
Indian Rupee	2.4%
Norwegian Krone	1.9%
Hong Kong Dollar	1.3%
Mexican Neuvo Peso	1.1%
New Taiwan Dollar	1.0%
Brazilian Real	1.0%
All other currencies	1.4%

100.0%

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2006

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

See page 30 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 37.90% increase (Class N Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 32.59%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund had strong absolute and relative results during 2006, returning 37.90%, due largely to strong stock selection across regions and most sectors. In particular, stock selection in Consumer, Energy, Financials, Industrials, and Materials added value. Within Consumer, the Fund’s Emerging Asia Discretionary holdings added the most value, coupled with the overweighting in this area. In addition, strong stock selection across regions within Consumer Staples was additive to results. Within Energy, the Fund’s Emerging Markets Europe, Mid-East and Africa (EMEA) holdings added value. The Fund’s Financials stocks were driven largely by China and India holdings. Industrial stock selection was augmented by Latin American airlines and toll road company performance, while Materials stock selection added value solely to Chinese exposure. From a regional perspective, the Fund’s overweighting in the strongest performing Latin America region at the expense of the weaker EMEA region added value. The Fund’s underweighting in Materials, Financials, Telecommunication Services and Utilities was a detractor from results, as these were the strongest sectors during the period.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on Consumer and Industrials, with a significant, albeit underweighted, position in Financials as well. Materials and Energy were the most underweighted. Regionally, the Fund was underweighted in EMEA and overweighted in Latin America.

December 31, 2006	William Blair Funds 47

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	37.90%	53.65%
Emerging Markets Growth Fund Class I	38.07	53.92
MSCI Emerging Markets Index	32.59	40.84
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designed to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

48 Annual Report	December 31, 2006

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—50.5%
China—15.9%
China Life Insurance Co. (Insurance)	2,586,100	$8,827
China Mengniu Dairy Co. Ltd. (Food products)	3,077,000	8,063
China Mobile Ltd. (Wireless telecommunication services)	2,730,300	23,535
China Vanke Company Ltd. (Real estate management & development)	10,212,000	19,565
Ctrip.com International Ltd.—ADR (Hotels, restaurants, & leisure)	142,700	8,916
*Focus Media Holding Ltd.—ADR (Media)	126,400	8,392
*Foxconn International (Communications equipment)	2,433,000	7,935
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants, & leisure)	1,685,000	4,346
Hopson Development Holdings Ltd. (Real estate management)	2,970,000	8,395
Lee and Man Paper Manufacturing Ltd. (Containers & packaging)	5,160,000	12,650
Li Ning Co. Ltd (Leisure equipment & products)	2,902,000	4,640
Parkson Retail Group Ltd. (Multiline retail)	808,400	3,998
Ports Design Ltd. (Textiles, apparel & luxury goods)	2,099,500	4,586
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	8,680,000	5,580

		129,428

India—17.7%
ABB Ltd. India (Electrical equipment)	92,100	7,739
Bharat Heavy Electricals, Ltd. (Electrical equipment)	401,400	20,792
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,670,500	23,782
Dabur India Ltd. (Personal products)	1,124,400	3,724
Financial Technologies, Ltd. (Diversified financial services)	91,810	3,677
HDFC Bank (Commercial banks)	159,200	3,820
Hindustan Lever Ltd. (Household products)	1,390,300	6,799
Housing Development Finance Corp. (Thrifts & mortgage finance)	338,500	12,409
Infosys Technologies, Ltd. (IT services)	467,200	23,610
*Inox Leisure Ltd. (Media)	1,105,300	3,595
Maruti Udyog Ltd. (Automobiles)	566,700	11,871
Pantaloon Retail India Ltd. (Multiline retail)	444,700	4,106
Shopper’s Stop Ltd. (Multiline retail)	264,960	4,035
Suzlon Energy Ltd. (Electrical equipment)	244,800	7,210
Vedanta Resources Plc (Metals & mining)	271,100	6,457

		143,626

Indonesia—3.0%
PT Bank Rakyat Indonesia (Commercial banks)	13,614,000	7,809
*PT Kalbe Farma Tbk (Pharmaceuticals)	5,702,700	757
PT Telekomunikasi Tbk (Diversified telecommunication services)	13,731,500	15,477

		24,043

Malaysia—2.8%
Bumiputra Commerce Holding Bhd (Commercial banking)	7,473,900	16,375
Transmile Group Bhd (Air freight & logisitics)	1,645,700	6,637

		23,012

Issuer	Shares	Value

Common Stocks—Emerging Asia—50.5%—(continued)
South Korea—4.7%
Hana Tour Service (Hotels, restaurants, & leisure)	63,900	$4,847
*NHN Corporation (Internet software & services)	54,600	6,641
Samsung Electronics Co. (Semiconductors & equipment)	29,460	19,326
*Shinsegae Co. Ltd. (Food & staples retailing)	12,170	7,581

		38,395

Taiwan—6.4%
High Tech Computer Corporation (Computers & peripherals)	170,800	3,369
Hon Hai Precision Industry (Electronic equipment & instruments)	3,227,528	22,964
*Himax Technologies, Inc.—ADR (Semiconductors & equipment)	816,500	3,895
Johnson Health Tech Company Ltd. (Leisure equipment & products)	59,000	432
Largan Precision Co. Ltd. (Leisure equipment & products)	757,550	14,571
Mediatek Inc. (Semiconductors & equipment)	691,040	7,117

		52,348

Emerging Latin America—27.3%
Brazil—9.7%
Companhia de Concessoes Rodoviarias (Transportation infrastructure)	1,210,900	16,351
Cyrela Brazil Realty S.A. (Household durables)	1,558,900	14,878
Gol Linhas Aereas Inteligentes S.P—ADR (Airlines)	135,900	3,896
Localiza Rent a Car S.A. (Road & rail)	557,900	16,778
Lojas Renner S.A. (Multiline retail)	327,800	4,710
Natura Cosmeticos S.A. (Personal products)	581,100	8,200
Submarino S.A. (Internet & catalog retail)	305,200	9,998
*Totvs S.A. (Software)	177,600	3,931

		78,742

Chile—3.1%
*Cencosud S.A.—ADR 144A (Specialty retail)	286,800	13,458
S.A.C.I. Falabella S.A. (Multiline retail)	3,469,694	12,190

		25,648

Columbia—1.4%
Bancolombia S.A.—ADR (Commercial banks)	357,900	11,149

Mexico—12.0%
Alsea S.A.B. de C.V. (Hotels, restaurants, & leisure)	727,800	3,967
America Movil S.A. (Wireless telecommunication services)	10,596,200	23,894
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	171,100	10,107
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	3,948,600	15,439
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	195,100	7,646
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,558,300	9,236
Walmart de Mexico (Food & staples retailing)	6,214,600	27,342

		97,631

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 49

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—27.3%—(continued)
Panama—1.1%
Copa Holdings S.A., Class “A” (Airlines)†	190,100	$8,851

Emerging Europe, Mid-East, Africa—15.6%
Czech Republic—0.9%
*Central European Media Enterprises Ltd., Class “A” (Media)†	104,200	7,294

Kazakhstan—2.1%
*Kazkommertsbank—GDR 144A (Commercial banks)	744,326	17,194

Russia—5.6%
*CTC Media, Inc. (Media)†	352,545	8,464
*Magnit—CLS (Multiline retail)†	111,200	3,970
Novatek OAO—GDR 144A (Oil, gas, & consumable fuels)	312,800	19,863
Sberbank—CLS (Commercial banks)†	3,900	13,455

		45,752

South Africa—5.9%
Naspers Ltd. (Media)	849,266	20,131
Sasol Ltd. (Oil, gas, and consumable fuels)	437,000	16,091
Truworths International Ltd. (Specialty retail)	2,622,327	11,969

		48,191

Turkey—1.1%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	172,700	9,150

Total Common Stock—93.4% (cost $592,116)		760,454

Issuer	Shares or Principal Amout	Value

Preferred Stock
Brazil—5.2%
Banco Itau Holding (Commercial banks)	443,000	$16,049
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,108,700	25,843

Total Preferred Stock—5.2% (cost $32,704)		41,892

Investment in Affiliate
William Blair Ready Reserves Fund	1,265,478	1,265

Total Investment in Affiliate—0.2% (cost $1,265)		1,265

Short-Term Investments
American Express Demand Note, VRN 5.176% due 1/2/07	$1,875,000	1,875
Prudential Funding Demand Note, VRN 5.180% due 1/2/07	1,876,000	1,876

Total Short-Term Investments—0.5% (cost $3,751)		3,751

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $6,033, collateralized by SBA, Pool# 506352	6,029,442	6,029

Total Repurchase Agreement—0.7% (cost $6,029)		6,029

Total Investments—100.0% (cost $635,865)		813,391
Cash and other assets, less liabilities—0.0%		258

Net assets—100.0%		$813,649

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed Foreign Security

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.69% of the Fund’s net assets at December 31, 2006. This security is also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	26.0%
Finance	19.2%
Information Technology	12.3%
Industrials & Services	12.0%
Telecommunication Services	10.8%
Consumer Staples	9.5%
Energy	7.7%
Materials	2.4%
Health Care	0.1%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	18.3%
Indian Rupee	17.1%
Brazilian Real	14.5%
Hong Kong Dollar	14.0%
Mexico Nuevo Peso	10.0%
Taiwan Dollar	6.0%
South African Rand	6.0%
South Korean Won	4.8%
Indonesian Rupiah	3.0%
Malaysian Ringgit	2.9%
Chilean Peso	1.5%
Turkish Lira	1.1%
British Pound Sterling	0.8%

100.0%

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2006

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 21.78% increase on a total return basis (Class N shares) for the 12 months ended December 31, 2006. By comparison, the Russell 2000® Value Index gained 23.48%, while the Russell 2000® Index rose 18.37%.

What were the most significant factors impacting Fund performance?

The year 2006 was very satisfying for the Value Discovery Fund. The absolute return was rewarding to shareholders and the Fund ranked in the 10th percentile in the Fund’s peer group, the Morningstar Small Value Category. (The Fund’s Class N shares actual rank and number of Funds in the Small Value Category for the one-, three-, five-, and 10-year periods ended December 31, 2006 was as follows: 34/387, 233/304, 162/220 and 22/71.) While the Fund nearly matched the Russell 2000 Value benchmark on a gross basis, it lagged by roughly 1.30% after fees. We characterize the latter as only somewhat disappointing as, per Prudential Equity Research, only 5.9% of small cap value Funds topped the benchmark and the average Fund trailed by almost 7.0%. Trailing the benchmark is frustrating and, while we had plenty of company, we take solace in the fact that the Fund generated a fairly respectable return in an environment that clearly did not favor active managers.

Several factors led to the Fund finishing better than more than 90% of all Small Cap Value Funds in 2006. As you may recall, the Fund’s management team has been strengthened considerably over the past eighteen months. With the additions of Mark Leslie in July 2005 and Chad Kilmer in March 2006, the Fund is now managed by a senior three person team with considerable small cap value experience and significantly more horsepower than previously existed. This team upgrade manifested itself in a variety of ways, some of which are difficult to quantify, but one clear outcome was a reduction in problem stocks and sectors. In the prior two years, the Fund had its share of good performers but those were offset by having more than its share of challenging stocks and sectors. Consider the following:

•	The difference between the contributions of the best 10 stocks versus the negative contribution of the 10 worst stocks in 2006 was a positive 3.85%. In 2005 it was only 0.88% despite a greater contribution from the ten best in 2005 versus 2006.

•	In 2006, the Fund had only one sector with a negative contribution greater than 1.0% (Technology -1.26%). In 2005, the Fund had only two sectors with negative contributions greater than 1.00% but they cumulatively detracted 6.13% In 2004, the Fund had four sectors with negative contributions of greater than 1.0%, cumulatively detracting 6.23% of performance.

The above statistics combined with the bottom-line improvement in performance versus the peer group and the Fund’s benchmark are quantifiable but they stem from qualitative moves made by the team. The most significant would be an overall better balance between fundamentals and valuation than in prior years. We have clearly upgraded the portfolio in this regard and performance reflects it. We have significantly upgraded our screening process to

December 31, 2006	William Blair Funds 51

balance these factors as well. In the past, valuation was perhaps overemphasized to the detriment of fundamentals. Again, much of this is difficult to precisely quantify but we believe the results speak volumes.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

Looking at the drivers of performance in 2006, three sectors really stood out, driven by excellent stock selection. The Consumer Discretionary sector added 2.02% to performance relative to the benchmark, driven by four stocks that added 0.40% or more: Casual Male Retail Group (+140% total return, +0.93% contribution), Navigant International (+49% total return, +0.51% contribution), Ameristar Casinos (+52% total return, +0.42% contribution), and Interface (45% total return, +0.40% contribution). The Industrial and Services sector also witnessed superior stock selection, contributing 1.33% to performance relative to the benchmark. Three stocks contributed greater than 50 basis points to performance: General Cable (+58% total return, +0.67% contribution), Saia (+53% total return, +0.58% contribution) and Teletech (+98% total return, +0.58% contribution). Health Care also delivered healthy returns, contributing 0.80% relative to the benchmark. CNS was the best stock in the sector (+35% total return, +0.64% contribution).

Were there any investment strategies or themes that did not measure up to your expectations?

On the negative side, as mentioned earlier, Information Technology was the only sector to cost performance greater than 1.0%, detracting 1.26% relative to the benchmark. Two stocks were the primary culprits: Bisys Group (-23% total return, -1.29% contribution) and Plantronics (-39% total return, -0.66% contribution). Materials and Financials were also sub par for the year with Materials detracting 0.90% and Financials detracting 0.51%. Underperformance in Materials was not driven by any significant negative contributions. In fact, the worst stock penalized returns by only 0.02%. Underperformance was much more a function of what the Fund did not own versus what it did, primarily metals. Two stocks detracted greater than 0.60% in Financials: Quanta Capital (-53% total return, -0.87% contribution) and Commercial Capital Bancorp (-17% total return, -0.64% contribution).

What is your current strategy? How is the Fund positioned?

We are four plus years into the current bull market—a great run by historical comparison. Bond investors have moved 10-year Treasury bond yields well below short term rates, suggesting they think the Fed may have to lower interest rates in the future in response to weakening economic activity. For now, the stock market is suggesting otherwise—that the Fed is orchestrating the ideal balance between economic growth and low inflation. Over the last few years, corporate earnings growth has been very robust at a consistent double digit annual pace. While earnings growth remains healthy and stock valuations reasonable, a slower and more sustainable level of earnings growth should be expected in the coming years. From our perspective, stock picking will become increasingly crucial to investment success as the easy money made over the last few years of broad-based earnings growth is most likely behind us.

Going forward, given our focus on adding value via stock selection as opposed to making large sector bets, the Fund continues to be closely aligned to the benchmark from a sector weighting perspective. We will continue to emphasize a healthy balance between valuation and fundamentals and are confident that we have built a team that can deliver solid results over the long term. We appreciate your continued confidence.

52 Annual Report	December 31, 2006

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
Value Discovery Fund Class N	21.78%	11.10%	11.27%	12.99%	—
Value Discovery Fund Class I	22.10	11.32	11.53	—	14.58	(a)
Russell 2000® Index	18.37	13.56	11.39	9.44	10.14	(a)
Russell 2000® Value Index	23.48	16.48	15.37	13.27	15.80	(a)
(a)	For the period from October 1, 1999 (Commencement of the Class) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 53

Value Discovery Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—32.9%
*Argonaut Group, Inc.	68,475	$2,387
Boston Private Financial Holdings, Inc.	87,305	2,463
BRT Realty Trust	62,305	1,723
Chittenden Corporation	55,035	1,689
Citizens Banking Corporation	109,975	2,914
Cogdell Spencer, Inc.	102,710	2,208
*Community Bancorp	62,900	1,899
*CompuCredit Corporation	66,780	2,659
Donegal Group, Inc., Class “A”	83,301	1,632
Equity Inns, Inc.	205,699	3,283
First Midwest Bancorp Incorporated	88,480	3,422
FirstMerit Corporation	123,410	2,979
Jones Lang LaSalle, Inc	22,385	2,063
Kite Realty Group Trust	157,250	2,928
Mid-American Apartment Communities, Inc.	54,740	3,133
*PMA Capital Corporation, Class “A”	176,260	1,625
*RAM Holdings, Ltd.†	173,670	2,482
Umpqua Holdings Corporation	110,770	3,260
*Western Alliance Bancorp	47,475	1,651
Winston Hotels, Inc.	140,730	1,865

		48,265

Information Technology—14.3%
Adtran Incorporated	90,965	2,065
*Anixter International, Inc.	42,895	2,329
*Bisys Group, Inc.	165,610	2,138
*Entegris, Inc.	250,405	2,710
*Mastec Incorporated	62,616	723
*MICROS Systems, Inc.	44,390	2,339
*Parametric Technology Corporation	126,100	2,272
*Progress Software Corporation	68,575	1,915
*Semitool, Inc.	136,269	1,814
*Sybase, Inc.	107,585	2,657

		20,962

Consumer Discretionary—13.0%
*Aeropostale, Inc.	47,275	1,459
*AFC Enterprises, Inc.	84,415	1,492
Ameristar Casinos, Inc.	68,980	2,121
BorgWarner, Inc.	32,245	1,903
*Cavco Industries, Inc.	27,170	952
Christopher & Banks Corporation	84,895	1,584
Entercom Communications Corporation	64,590	1,820
*Interface Incorporated, Class “A”	194,670	2,768
Ruby Tuesday, Inc.	70,165	1,925
Wolverine World Wide, Inc.	107,685	3,071

		19,095

Industrials & Services—12.1%
Acuity Brands, Inc.	43,185	2,247
CLARCOR, Inc.	69,865	2,362
*EMCOR Group, Inc.	29,860	1,698
*Esco Technologies, Inc.	56,730	2,578
*Genlyte Group, Inc.	21,200	1,656
*K&F Industries Holdings, Inc.	40,905	929
*Labor Ready, Inc.	94,350	1,730
Tal International Group, Inc.	89,970	2,401
*Teletech Holdings, Inc.	91,465	2,184

		17,785

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Materials—6.8%
Arch Chemicals, Inc.	71,260	$2,374
*Claymont Steel Holdings, Inc.	46,975	864
Silgan Holdings, Inc.	59,315	2,605
Spartech Corporation	57,210	1,500
Texas Industries, Inc.	40,090	2,575

		9,918

Health Care—6.4%
*Magellan Health Services	49,465	2,138
*Matrixx Initiatives, Inc.	90,470	1,441
*Pediatrix Medical Group	43,990	2,151
*Varian, Inc.	51,950	2,327
Vital Signs, Inc.	26,530	1,324

		9,381

Utilities—4.8%
Avista Corp	70,665	1,789
Cleco Corporation	63,895	1,612
Northwest Natural Gas Company	42,595	1,808
South Jersey Industries, Inc.	55,335	1,849

		7,058

Energy—4.8%
*Forest Oil Corporation	46,875	1,532
*Goodrich Petroleum Corporation	35,250	1,275
*Petrohawk Energy Corporation	132,468	1,523
RPC, Inc.	99,862	1,686
St. Mary Land & Exploration Company	26,675	983

		6,999

Consumer Staples—3.2%
J&J Snack Foods	48,170	1,994
*Playtex Products, Inc.	192,480	2,770

		4,764

Total Common Stock—98.3% (cost $131,247)		144,227

Investment in Affiliate
William Blair Ready Reserves Fund	502,074	502

Total Investment in Affiliate—0.3% (cost $502)		502

Short-Term Investment
Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	$14,000	14

Total Short-Term Investment—0.0% (cost $14)		14

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $1,750, collateralized by SBA Pool # 506704	1,749,233	1,749
Total Repurchase Agreement—1.2% (Cost $1,749)		1,749

Total Investments—99.8% (cost $133,512)		146,492
Cash and other assets, less liabilities—0.2%		285

Net assets—100.0%		$146,777

* Non-income producing

† = U.S. listed foreign security

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

54 Annual Report	December 31, 2006

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 4.25% gain on a total return basis (Class N Shares) for the year ended December 31, 2006. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 4.07%, while the Fund’s peer group, the Morningstar Short-term Bond Category, rose 4.01%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Three major factors were behind the performance of the fixed-income markets during the course of the year: the consideration by investors during the final months of the year that the Federal Reserve’s next move would be to lower, rather than to raise, interest rates; the dominance of global liquidity and foreign demand for U.S. fixed-income securities, and a general decrease in investors’ risk aversion.

Through the end of the third quarter, interest rates across the interest rate yield curve had increased roughly 0.10% since the beginning of the year. During the third quarter, though, the bond market staged a significant rally, essentially erasing the losses sustained earlier in the year. However, the market got a little too optimistic regarding potential rate cuts and by the end of the fourth quarter, rates had risen 0.30% to 0.40%

For example, the yield on 2-year Treasury notes increased 0.13% during the fourth quarter, while the yield on 10-year Treasury securities increased 0.07%. For the one-year period, the yield on 2-year Treasury notes increased 0.41% to finish the year at 4.81%, while the yield on 10-year Treasury securities increased 0.31% to end the year at 4.70%. The interest rate yield curve steepened slightly toward the end of the first quarter, continued to flatten again in the second quarter, finished the third quarter very inverted, and remained that way through the end of the year.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

In the latter part of the fourth quarter, it is not unusual for the fixed-income markets to have their own version of the historical “January effect” typically seen in the equity markets—whereby there is a general rise in the prices of non-Treasury securities. However, that effect this year was exacerbated once investors realized that the Federal Reserve’s two-year campaign to raise interest rates could be over. In particular, October and November were extremely strong months for the Mortgage- and Asset-backed sectors of the bond market.

Nearly half of the excess returns for the Mortgage-backed, Asset-backed and Corporate Bond sectors of the Lehman Aggregate Bond Index (an index reflecting broad fixed-income market performance) during 2006 were generated in the fourth quarter.

December 31, 2006	William Blair Funds 55

Throughout the year, there was consistent demand on the part of investors for Mortgage- and Asset-backed securities, which continue to provide a safe haven for those investors seeking excess returns versus U.S. Treasury securities. Some of this demand reflected the continued strong appetite for U.S. securities on the part of foreign investors.

The catch words in the Corporate bond market were “shareholder rewards” as investors warily watched for signs that private equity investors were about to launch leveraged buyouts (LBOs) of publicly-traded companies. The most notable of these transactions was the $36 billion leveraged buyout of Equity Office Properties, which was the largest LBO in history.

Private equity investors have been purchasing investment grade-rated companies with a minimum amount of equity, then “leveraging up” the company by issuing more debt which in turn finances the LBO. While shareholders potentially reap the rewards from these types of transactions, bondholders may suffer as the company takes on more debt and the company’s credit ratings decrease.

This acquisition activity built over the course of the year, with growing numbers of buyers taking public companies in unrelated industries private. Risk premiums for securities of firms deemed to be acquisition targets have increased.

Although the LBO activity was not a widespread contagion in the Corporate bond market, exposure to names perceived as targets weighed on investment portfolios. With these considerations in mind, throughout 2006 we were extremely cautious as we managed the Corporate bond portion of the Fund’s portfolio. Our ability to weigh these issues—and avoid getting caught up by this speculative activity—benefited the Fund.

For example, at the end of 2005 we had sold Comcast, a company in the Fund’s portfolio that we believed fit the profile of an LBO target, with a flat share price, modest growth rate and stable cash flow. However, during 2006 Comcast’s stock price advanced, alleviating concerns it might be an acquisition target. We thought the relative valuation of the company remained attractive, and we thought the company’s risk potential had decreased. Consequently, we reestablished a position in the company in November. Conversely, we sold Fortune Brands, a company we believe has a strong growth profile, but believe that the company may continue to be acquisitive or engage in some other activity resulting in higher leverage and a weaker credit profile.

What is your current strategy? How is the Fund positioned?

As we have stated, within the Mortgage-, Asset-backed and Corporate bond sectors of the fixed-income markets, it has become a very security-specific trading environment.

Relying on an investment strategy of merely selecting bonds based on such criteria as type and ratings is not enough to ensure success. The current environment requires an analysis of each bond’s individual structure—because some lower-rated bonds may look more attractive and creditworthy as investment candidates than higher-rated bonds.

We are being particularly judicious in monitoring the Asset-backed and Mortgage-backed positions in our portfolio, making sure the assumptions about each bond remain the same as when they were first purchased. The housing market has slumped, and some borrowers may experience stress, but we do not see the market collapsing.

There has been a fair amount of coverage in the financial media about several bond issuers in the sub-prime lending area going out of business. We eliminated two Asset-backed positions from the Fund’s portfolio based on our analysis that the risk assumptions for certain securities might not be met. We nonetheless remain committed to this sector, viewing our sales as the normal result of closely monitoring this sector of the market.

56 Annual Report	December 31, 2006

We think that the current market environment within the Corporate bond market will be sustained into 2007. Fundamental considerations for U.S. companies, including earnings growth, remain favorable. There should be plenty of liquidity to support the current level of supply and LBO transactions. We will use our Corporate bond positions to add incremental yield to the Fund’s portfolio, but will do so cautiously.

The markets have acknowledged that the Federal Reserve’s campaign to raise interest rates could be over, but there is no consensus within the market as to when the Federal Reserve might begin to lower interest rates.

The rate of job growth and inflation will dictate the Fed’s next move. We remain in the camp of market observers that believe the Fed will be able to engineer a gradual slowing of economic growth, or “soft landing” that does not cause undue damage, triggering a recession. But we think an interest rate cut by the Fed is not going to happen anytime soon.

In such an environment, the risk of prepayments in the Mortgage-backed market is benign. We believe a trading range, in turn, would be beneficial for Mortgage-backed securities.

We will remain patient investors during 2007, and do not expect the Fund’s sector allocations to change much. As we stated, we intend to focus on the structure and characteristics of individual issues, and evaluate opportunities as they arise on a security-by-security basis.

December 31, 2006	William Blair Funds 57

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
Income Fund Class N	4.25%	2.85%	4.01%	5.23%	—%
Income Fund Class I	4.33	3.01	4.15	—	5.28	(a)
Lehman Intermediate Government Credit Bond Index	4.07	2.89	4.52	5.80	5.72	(a)
(a)	For the period from October 1, 1999 to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

58 Annual Report	December 31, 2006

Income Fund

Portfolio of Investments, December 31, 2006 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—51.1%
U.S. Treasury—4.4%
U.S. Treasury Note, 6.500%, due 2/15/10	$8,500	$8,929
U.S. Treasury Note, 4.750%, due 5/15/14	2,000	2,005
U.S. Treasury Note, 5.125%, due 5/15/16	2,060	2,122

Total U.S. Treasury Obligations	12,560	13,056

Government National Mortgage Association (GNMA)—1.7%
#780405, 9.500%, due 11/15/17	591	630
#589335, 6.500%, due 10/15/22	2,042	2,097
#357322, 7.000%, due 9/15/23	166	172
#616250, 6.000%, due 2/15/24	1,581	1,605
#2002-48, Tranche 0B, 6.000%, due 5/16/30	643	644

Total Government National Mortgage Association	5,023	5,148

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.821%, due 11/01/08 (Interest Only) WAC	—	18

Federal Home Loan Mortgage Corp. (FHLMC)—20.0%
#1417, Tranche SA, 11.326%, due 11/15/07, VRN	281	283
#G10067, 7.000%, due 1/1/08	155	155
#G10147, 8.500%, due 2/1/08	14	14
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	782	781
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	403	407
#G90028, 7.000%, due 5/17/09	227	228
#E80050, 6.000%, due 10/1/09	405	407
#G90019, 7.500%, due 12/17/09	303	306
7.000%, due 3/15/10	5,950	6,309
#E65418, 7.000%, due 8/1/10	188	189
#G10457, 7.000%, due 2/1/11	351	360
#E00436, 7.000%, due 6/1/11	382	392
#G10708, 6.500%, due 8/1/12	226	231
#E91999, 5.000%, due 10/1/12	950	942
#G11218, 7.000%, due 10/1/12	98	101
#E96147, 5.000%, due 5/1/13	1,287	1,277
#E95846, 4.500%, due 5/1/13	1,199	1,176
#G10839, 5.500%, due 10/1/13	1,174	1,178
#E72924, 7.000%, due 10/1/13	1,036	1,064
#E00639, 5.000%, due 3/1/14	1,659	1,640
#J02572, 7.500%, due 6/1/14	1,762	1,818
#E81697, 8.000%, due 5/1/15	2,261	2,383
#E81703, 7.000%, due 5/1/15	923	949
#E81908, 8.500%, due 12/1/15	118	125
#G11688, 7.000%, due 2/1/16	703	722
#J02184, 8.000%, due 4/1/16	1,747	1,834
#G12258, 6.000%, due 8/1/16	2,617	2,655
#G90022, 8.000%, due 9/17/16	665	697
#G11702, 7.500%, due 12/1/16	685	710
#G11486, 7.500%, due 4/1/17	819	849
#E90398, 7.000%, due 5/1/17	1,233	1,265
#M30028, 5.500%, due 5/1/17	320	324
#G11549, 7.000%, due 7/1/17	734	754
#G90027, 6.000%, due 11/17/17	1,254	1,268
#G11756, 7.000%, due 12/1/17	1,244	1,279
#G11725, 5.500%, due 11/1/18	2,101	2,105
#G30254, 6.500%, due 5/1/19	2,514	2,585
#G30255, 7.000%, due 7/1/21	917	951

Issuer	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G30268, 7.000%, due 7/1/21	$1,840	$1,902
#J02986, 6.500%, due 7/1/21	2,736	2,795
#G30239, 7.000%, due 8/1/21	1,583	1,638
#C67537, 9.500%, due 8/1/21	200	214
#G18137, 6.500%, due 8/1/21	3,959	4,044
#G30243, 6.000%, due 12/1/21	1,774	1,801
#D95621, 6.500%, due 7/1/22	3,073	3,149
#G02183, 6.500%, due 3/1/30	2,010	2,059
#A45790, 7.500%, due 5/1/35	1,041	1,082

Total FHLMC Mortgage Obligations	57,903	59,397

Federal National Mortgage Association (FNMA)—25.0%
#545560, 8.000%, due 5/1/07	77	77
#1992-192, Tranche SC, 6.430%, due 11/25/07, VRN	127	127
#93-196, Tranche SA, 9.960%, due 10/25/08, VRN	284	293
#1993-221, Tranche SG, 3.556%, due 12/25/08, VRN	223	221
#765396, 5.500%, due 1/1/09	192	191
#2002-27, Tranche SW, 4.220%, due 5/25/2009 VRN	1,150	1,134
#695512, 8.000%, due 9/1/10	351	359
#725479, 8.500%, due 10/1/10	601	613
#255056, 5.000%, due 12/1/10	1,660	1,657
6.250%, due 2/1/11	6,775	7,061
#313816, 6.000%, due 4/1/11	461	466
#577393, 10.000%, due 6/1/11	215	229
#577395, 10.000%, due 8/1/11	794	850
#254705, 5.500%, due 3/1/13	1,615	1,618
#254788, 6.500%, due 4/1/13	577	589
#725315, 8.000%, due 5/1/13	646	672
#190539, 6.000%, due 1/1/14	424	431
#806463, 7.000%, due 3/1/14	684	704
#593561, 9.500%, due 8/1/14	384	412
#535560, 7.000%, due 8/1/14	1,071	1,103
#567027, 7.000%, due 9/1/14	1,653	1,701
#567026, 6.500%, due 10/1/14	1,525	1,562
#458124, 7.000%, due 12/15/14	400	412
#745459, 7.000%, due 2/1/15	918	945
#598453, 7.000%, due 6/1/15	377	382
#576554, 8.000%, due 1/1/16	1,671	1,757
#576553, 8.000%, due 2/1/16	2,526	2,676
#555747, 8.000%, due 5/1/16	497	517
#735569, 8.000%, due 10/1/16	2,491	2,592
#725410, 7.500%, due 4/1/17	1,562	1,619
#643217, 6.500%, due 6/1/17	378	387
#679247, 7.000%, due 8/1/17	1,668	1,731
#682075, 5.500%, due 11/1/17	1,086	1,089
#662925, 6.000%, due 12/1/17	1,559	1,584
#251960, 6.000%, due 9/1/18	597	606
#740847, 6.000%, due 10/1/18	1,345	1,364
#852864, 7.000%, due 7/1/20	3,445	3,542
#458147, 10.000%, due 8/15/20	989	1,101
#835563, 7.000%, due 10/1/20	1,360	1,409
#893325, 7.000%, due 9/1/21	3,444	3,536
#735367, 6.000%, due 3/1/22	2,450	2,485
#735574, 8.000%, due 3/1/22	1,018	1,080
#735104, 7.000%, due 5/1/22	2,519	2,612
#725927, 7.000%, due 8/1/22	2,002	2,072

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 59

Income Fund

Portfolio of Investments, December 31, 2006 (all amounts in thousands)

Issuer	NRSRO Rating		Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#679253, 6.000%, 10/1/22			$1,902	$1,929
#735137, 6.500%, due 11/1/22			1,312	1,348
#254633, 6.000%, due 1/1/2023			693	702
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN			11	14
#254797, 5.000%, due 6/1/23			2,502	2,438
#745633, 6.500%, due 7/1/24			3,094	3,177
#806458, 8.000%, due 6/1/28			1,371	1,450
#880155, 8.500%, due 7/1/29			1,600	1,720
#797846, 7.000%, due 3/1/32			1,806	1,859
#745519, 8.500%, due 5/1/32			1,000	1,075
#654674, 6.500%, due 9/1/32			347	355
#733897, 6.500%, due 12/1/32			543	558

Total FNMA Mortgage Obligations			71,972	74,193

Collateralized Mortgage Obligations—24.5%
Security National Mortgage Loan Trust, 2006-3A, Tranche M2, 7.500%, due 2/25/10*	A		1,000	988
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	+	1,766	1,714
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA		577	576
RALI, 2004-QS16, Tranche 2M1, 5.000%, due 12/25/19	AA		1,675	1,626
RALI, 2004-QS16, Tranche 2M3, 5.000%, due 12/25/19	BBB		283	265
RALI, 2005-QS14, Tranche 1M1, 5.250%, due 9/25/20	AA		982	960
RALI, 2005-QS14, Tranche 1M2, 5.250%, due 9/25/20	A		309	298
RALI, 2006-QS2, Tranche IIM1, 5.500%, due 2/25/21	AA		1,083	1,070
RALI, 2006-QS2, Tranche IIM2, 5.500%, due 2/25/21	A		506	493
RALI, 2006-QS6, Tranche 2M1, 6.000%, due 6/25/21	AA		528	532
RALI, 2006-QS6, Tranche 2M2, 6.000%, due 6/25/21	A		418	414
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA		1,660	1,691
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A		350	353
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA		194	201
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A		216	218
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24, VRN	A		587	592
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A		1,167	1,170
Delta Funding Home Equity Loan Trust, 2000-4, Tranche M1, 7.650%, due 2/15/31	AA	+	2,048	2,043
Structured Asset Securities Corp., 2005-SC1, Tranche 1A2, 10.276%, due 5/25/31, VRN*	AAA		2,240	2,401
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		1,216	1,226

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
Conseco Finance, 2001-B, Tranche 1M1 7.272%, due 6/15/32	AA	$829	$831
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A	1,600	1,608
Structured Assets Security Corporation, 2002-13, Tranche B1, 6.750%, due 7/25/32, VRN	AAA	2,550	2,551
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.089%, due 9/25/32, VRN	A	1,846	1,831
LSSCO, 2004-2, Tranche M1, 6.292%, due 2/28/33, VRN*	AA	1,118	1,118
LSSCO, 2004-2, Tranche M2, 6.292%, due 2/28/33, VRN*	A	857	850
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA	80	80
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA	1,500	1,489
Residential Asset Mortgage Products, 2003-RS9, Tranche MI1, 5.800%, due 10/25/33	AA	310	307
Residential Asset Mortgage Products, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A	2,057	2,040
ACE, 2004-SD1, Tranche M3, 8.100%, due 11/25/33, VRN	BBB	2,099	2,041
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1, 5.597%, due 12/25/33 VRN	AA	2,400	2,389
Deutsche Mortgage Securities, Inc., 2004-2, Tranche M1, 5.090%, due 1/25/34	AA	2,055	2,028
GRP Real Estate Asset Trust, 2004-2, Tranche A, 4.210%, due 7/25/34*	A	73	73
FHASI, 2004-AR4, Tranche 3A1, 4.584%, due 8/25/34, VRN	AAA	1,557	1,534
RAAC, 2005-SP1, Tranche M1, 5.505%, due 9/25/34, VRN	AA	2,593	2,506
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A	2,200	2,140
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A	427	427
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	1,475	1,454
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB	950	926
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 6/25/35	AAA	3,435	3,436
SACO, 2005-WM2, Tranche B2, 6.500%, due 7/25/35	BBB	3,017	2,961
Security National Mortgage Loan Trust, 2005-2A, Tranche B1, 7.750%, due 2/25/36*	BBB	1,550	1,509
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A	2,075	2,055

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2006

Income Fund

Portfolio of Investments, December 31, 2006 (all amounts in thousands)

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
ACE, 2006-SL4, Tranche M6, 6.500%, due 9/25/36	A		$2,100	$2,061
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		2,195	2,183
Security National Mortgage Loan Trust, 2006-2A, Tranche M2, 7.500%, due 10/25/36*	A		600	597
Blackrock Capital Finance, 1997-R1 WAC, 1.824%, due 3/25/37, VRN*	AAA		359	367
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 7/25/37*	AAA		2,638	2,753
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	AAA		4,117	4,181
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA	+	1,075	1,058
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	625	614
ACE, 2005-SD3, Tranche M2, 7.100%, due 8/25/45, VRN	A	+	1,895	1,908

Total Collateralized Mortgage Obligations			73,062	72,737

Corporate Obligations—23.6%
Philips Petroleum, 8.750%, due 5/25/10	A	-	3,600	3,989
Residential Capital Corporation, 6.375%, due 6/30/10	BBB		3,000	3,035
HSBC Finance Corporation, 8.000%, due 7/15/10	AA	-	2,450	2,661
Boeing Capital Corporation, 7.375%, due 9/27/10	A	+	2,549	2,733
Goldman Sachs Group, Inc., 6.600%, due 1/15/12	AA	-	3,050	3,224
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A	+	2,650	2,800
National Rural Utility Cooperative, 7.250%, due 3/1/12	A		3,025	3,287
Valero Energy Corporation, 6.875%, due 4/15/12	BBB		2,065	2,183
General Electric Capital Corporation, 6.000%, due 6/15/12	AAA		2,650	2,743
Citigroup, Inc., 5.625%, due 8/27/12	A+		2,675	2,714
SLM Corporation, 5.125%, due 8/27/12	A		2,050	2,014
Cox Communications, Inc., 7.125%, due 10/1/12	BBB-		2,425	2,585
Kroger Company, 5.500%, due 2/1/13	BBB		3,000	2,968
Ohio Power Company, 5.500%, due 2/15/13	A3		1,900	1,896

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
American Movil SA, 5.500%, due 3/1/14	A3	$3,000	$2,933
Bank of America Corporation, 5.375%, due 6/15/14	AA-	2,325	2,324
SBC Communications, Inc., 5.100%, due 9/15/14	A	3,000	2,913
Codelco, Inc.—144A, 4.750%, due 10/15/14*	A	2,815	2,676
United Technologies Corporation, 4.875%, due 5/1/15	A+	2,725	2,627
Johnson Controls, Inc., 5.500%, due 1/15/16	A-	2,925	2,868
Comcast Corporation, 5.900%, due 3/15/16	BBB+	3,075	3,084
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	3,000	3,032
Sabmiller PLC, 6.500%, due 7/1/16	BBB+	3,100	3,234
Western Union Co., 5.930%, due 10/1/16	A-	2,900	2,872
Ras Laffan Lng II, 5.298%, due 9/30/20*	A+	3,000	2,874

Total Corporate Obligations		68,954	70,269

Total Long Term Investments—99.2% (Cost $298,822)		289,474	294,818

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $142, collateralized by FH Pool #789456	A+	142	142

Total Repurchase Agreement—0.1% (Cost $142)		142	142

Total Investments—99.3% (Cost $298,964)		$289,616	294,960

Cash and other assets, less liabilities—0.7%			2,117

Net Assets—100%			$297,077

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 9.1% of the net assets at December 31, 2006.

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 61

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Board Monetary policy was the focus of the money markets during 2006.

The Federal Reserve raised the federal funds rate on overnight loans between banks by 0.25% four times during the first half of the year; on January 31—which was also Federal Reserve Board Chairman Alan Greenspan’s last day as chairman—and subsequently on March 28, May 10 and June 29. The last rate increase was the seventeenth consecutive rate hike by the Federal Reserve, and brought the federal funds rate to 5.25%. However, this two-year campaign of measured rate increases ended at the Federal Reserve’s September 20, 2006 meeting, when the Fed chose not to raise interest rates further. Since that time, there have been four consecutive meetings without a rate hike.

Heightened concern about the harsher-than-expected housing slump was an important factor in the Federal Reserve’s decision to hold interest rates steady following their mid-December meeting.

Minutes released of the Fed Reserve’s deliberations disclosed the Fed’s concerns about the downturn in the real estate market even as the Fed reiterated their primary goal of ensuring that inflation remained under control.

In its December 12th policy statement, the Fed did not speculate about a rate cut. Rather, policymakers adhered to previous language about the possibility of a rate increase, which most Fed watchers viewed as unlikely.

Many money market observers have interpreted the Fed’s policy decisions as a sign that the Fed believes that inflation will remain under control as the economy gradually slows. This in turn, will bring about the “soft-landing”—a moderating inflation rate without an increase in unemployment—that the Fed has been attempting to engineer. We would describe ourselves as being in this particular “camp”—we believe the Fed will be able to engineer a gradual slowing of economic growth, or “soft landing” that does not cause undue damage, triggering a recession. But we do not believe an interest rate cut by the Fed is going to happen anytime soon.

We presently intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also will continue to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the creditworthiest international banks dealing in Eurodollars—U.S. currency held in banks outside of the U.S.—charge each other for large loans.)

The current inverted shape of the interest rate yield curve has decreased investment opportunities in the secondary fixed-rate market, but we do not see this as a particularly troubling development.

At December 31, 2006, the Fund’s Average Maturity was approximately 52.3 days, compared to 59.4 days at June 30, 2006 and 58.6 days at December 31, 2005.

The return for the 12 months ended December 31, 2006, of the Fund’s Class N Shares was 4.47%, versus the 4.22% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.20 billion, compared to $1.16 billion at June 30, 2006 and $1.09 billion at December 31, 2005.

62 Annual Report	December 31, 2006

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on December 31, 2006 was 4.74%.

Average Annual Total Returns—Class N Shares year ending December 31, 2006.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	4.47%	2.62%	1.96%	3.39%
AAA Rated Money Market Funds	4.22	2.47	1.85	3.39

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund’s investment’s on December 31, 2006. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 63

Ready Reserves Fund

Portfolio of Investments, December 31, 2006 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Mortage-Backed Securities—1.0%
Federal Home Loan Bank (FHLB), 2.600%-5.350%, 3/30/07-11/21/07	$5,978	$5,994
Federal Home Loan Mortgage Corp. (FHLMC), 4.125%-4.800%, 2/20/07-4/12/07	5,990	5,997

Total Mortgage-Backed Securities	11,968	11,991

Canadian Fixed Rate Notes—0.7%
Province of Quebec, 7.000%, 1/30/07	8,956	8,909

Total Canadian Fixed Rate Notes	8,956	8,909

Fixed Rate Notes—30.7%
American Honda Finance Corp, 5.406%-5.514%, 1/16/07-3/8/07	24,835	24,828
American General Finance Corp, 5.750%, 3/15/07	7,435	7,429
Berkshire Hathaway, 3.400%, 7/2/07	16,161	16,268
B.P. Argentina, 6.750%, 2/1/07	1,999	1,978
B.P. Canada Finance, 3.375%, 10/31/07	8,085	8,112
B.P. Capital PLC, 2.625%, 3/15/07	11,080	11,224
B.P. Company North America, 6.500%, 8/1/07	2,875	2,869
Caterpillar Financial Services, 2.625%-5.386%, 1/30/07-6/15/07	40,522	40,801
Chevron Corporation, 3.500%-7.090%, 2/1/07-9/17/07	14,917	14,955
GE Capital Corp, 2.850%-8.750%, 1/5/07-8/15/07	28,548	28,577
Gillette Company, 3.500%-4.125%, 8/30/07-10/15/07	20,075	20,135
IBM Corporation, 6.450%, 8/1/07	1,600	1,600
Kimberly-Clark Corp, 7.100%, 8/1/07	5,875	5,847
National Rural Utility Coop, 3.625%-6.500%, 3/1/07-4/10/07	19,891	19,862
Paccar Financial Corporation, 5.294%, 1/16/07	9,997	10,000
Pfizer, Inc., 2.500%, 3/15/07	14,413	14,683
Procter and Gamble Corporation, 4.750%, 6/15/07	14,088	14,134
SLM Corporation, 5.497%-5.625%, 1/25/07-4/10/07	23,915	23,905
Toyota Motor Credit, 2.700%-5.650%, 1/15/07-1/30/07	12,996	13,023
US Bancorp, 2.400%-5.100%, 02/01/07-8/23/07	32,749	32,915
Wal-Mart Stores, 4.375%-5.260%, 3/28/07-7/12/07	28,492	28,562
Wells Fargo Financial, 3.750%-6.750%, 2/15/07-10/15/07	24,876	24,851

Total Fixed Rate Notes	365,424	366,558

Issuer	Principal Amount	Amortized Cost
Variable Rate Notes—10.5%
American General Finance Corp, 5.426%-5.470%, 4/5/07-6/27/07	$17,513	$17,507
Berkshire Hathaway, 5.420%, 1/11/08	15,437	15,436
General Electric Capital Corporation, 5.425%-5.430%, 6/22/07-1/3/08	14,549	14,548
IBM Corporation, 5.363%, 6/28/07	10,805	10,803
Paccar Financial Corporation, 5.274%, 7/16/07	14,994	14,995
SLM Corp, 5.597%, 7/25/07	7,897	7,896
Toyota Motor Credit, 5.327%-5.346%, 7/2/07-10/15/07	28,406	28,405
US Bank, 5.383%-5.402%, 3/23/07-9/28/07	5,834	5,833
Wells Fargo Financial, 5.423%, 9/28/07	10,011	10,008

Total Variable Rate Notes	125,446	125,431

Asset-Backed Commercial Paper—55.5%
Alpine Securitization Corporation, 5.260%, 1/3/07-1/11/07	20,000	19,982
Amsterdam Funding Corporation, 5.25%-5.260%, 1/12/07-1/19/07	35,000	34,923
CAFCO, L.L.C., 5.270%-5.280%, 1/5/07-2/8/07	43,945	43,855
Chariot Funding, L.L.C., 5.270%-5.320%, 1/9/07-2/7/07	48,570	48,372
Ciesco, L.L.C., 5.260%-5.270%, 1/4/07-1/9/07	32,275	32,244
CRC Funding, L.L.C., 5.260%, 1/8/07-1/23/07	36,818	36,729
Daimler Chrysler Revolving Auto, 5.260%-5.270%, 1/3/07-1/18/07	35,000	34,935
FCAR Owner Trust, 5.260-5.290%, 1/10/07-1/19/07	35,000	34,945
Jupiter Securitization Co. L.L.C., 5.250%-5.270%, 1/17/07-2/5/07	26,380	26,283
Kittyhawk Funding, 5.260%, 1/23/07	10,000	9,968
New Center Asset Trust, 5.250%-5.260%, 1/5/07-1/24/07	50,000	49,865
Old Line Funding, 5.260%-5.270%, 1/8/07-1/12/07	14,292	14,271
Park Avenue Receivables, 5.260%-5.270%, 1/22/07-2/16/07	33,316	33,137
Ranger Funding, 5.260%-5.280%, 1/2/07-2/8/07	40,000	39,760
Sheffield Receivables, 5.260%-5.280%, 1/31/07-2/15/07	35,000	34,878
Thames Asset Global Securitization, 5.250%-5.280%, 1/25/07-2/12/07	37,650	37,451
Thunder Bay Funding, 5.260%-5.280%, 1/2/07-2/9/07	49,631	49,533
Variable Funding, 5.250%, 2/1/07-2/5/07	45,000	44,786
Wal-Mart Funding, 5.260%, 1/26/07	10,000	9,963
Windmill Funding Corporation, 5.240%-5.270%, 1/4/07-1/29/07	28,478	28,410

Total Asset-Backed Commercial Paper	666,355	664,290

See accompanying Notes to Financial Statements.

64 Annual Report	December 31, 2006

Ready Reserves Fund

Portfolio of Investments, December 31, 2006 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Demand Notes—1.7%
American Express Corporation, VRN, 5.176%, 1/2/07	$9,348	$9,348
Prudential Funding, VRN, 5.180%, 1/2/07	10,783	10,783

Total Demand Notes	20,131	20,131

Total Investments—100.1% (cost $1,197,310)	$1,198,280	1,197,310

Liabilities, plus cash and other assets—(0.1)%		(1,717)

Net assets—100.0%		$1,195,593

Portfolio Weighted Average Maturity		52.3 Days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 65

Statements of Assets and Liabilities

December 31, 2006 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Assets
Investments in securities, at cost	$199,534	$7,307	$17,410
Investments in Affiliated Fund, at cost	2,574	106	54

Investments in securities, at value	$262,125	$9,432	$20,131
Investments in Affiliated Fund, at value	2,574	106	54
Receivable for fund shares sold	788	3	21
Receivable for investment securities sold	—	259	—
Receivable from Advisor	—	3	—
Dividend and interest receivable	117	8	14

Total assets	265,604	9,811	20,220
Liabilities
Payable for investment securities purchased	—	140	—
Payable for fund shares redeemed	812	—	—
Management fee payable	185	—	8
Distribution fee payable	12	—	2
Other accrued expenses	70	27	19

Total liabilities	1,079	167	29

Net Assets	$264,525	$9,644	$20,191

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$23	$1	$3
Capital paid in excess of par value	196,096	8,549	22,614
Accumulated net investment income (loss)	—	—	—
Accumulated realized gain (loss)	5,815	(1,031)	(5,147)
Net unrealized appreciation (depreciation) of investments and foreign currencies	62,591	2,125	2,721

Net Assets	$264,525	$9,644	$20,191

Class N Shares
Net Assets	$58,602	$1,095	$10,495
Shares Outstanding	5,131,665	100,038	1,524,924
Net Asset Value Per Share	$11.42	$10.94	$6.88
Class I Shares
Net Assets	$205,923	$8,549	$9,696
Shares Outstanding	17,655,001	766,943	1,387,101
Net Asset Value Per Share	$11.66	$11.15	$6.99

See accompanying Notes to Financial Statements.

66 Annual Report	December 31, 2006

Statements of Operations

For the Year Ended December 31, 2006 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Investment income
Dividends	$1,510	$62	$150
Less foreign tax withheld	(26)	(1)	(3)
Dividend Income from Affiliated Fund	28	11	10
Interest	224	19	20

Total income	1,736	91	177
Expenses
Investment advisory fees	1,894	69	147
Distribution fees	125	1	24
Custodian fees	79	39	44
Transfer agent fees	135	8	12
Professional fees	32	26	23
Registration fees	28	27	27
Other expenses	95	5	2

Total expenses before waiver	2,388	175	279
Less expenses waived or absorbed by the Advisor	—	(69)	(72)

Net expenses	2,388	106	207

Net investment income (loss)	(652)	(15)	(30)
Net realized and unrealized gain (loss) on investments and other assets and liabilities
Net realized gain (loss) on investments	31,916	765	223

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(1,057)	12	1,019

Net increase (decrease) in net assets resulting from operations	$30,207	$762	$1,212

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 67

Statements of Changes in Net Assets

For the Years Ended December 31, 2006 and 2005 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund
	2006	2005	2006	2005	2006	2005
Operations
Net investment income (loss)	$(652)	$(987)	$(15)	$(32)	$(30)	$(21)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	31,916	27,667	765	90	223	79
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(1,057)	(3,560)	12	703	1,019	593

Net increase (decrease) in net assets resulting from operations	30,207	23,120	762	761	1,212	651
Distributions to shareholders from
Net investment income	—	—	—	—	—	—
Net realized gain	(27,315)	(8,977)	—	—	—	—

	(27,315)	(8,977)	—	—	—	—
Capital stock transactions
Net proceeds from sale of shares	33,215	19,807	1,445	1,775	4,950	11,656
Shares issued in reinvestment of income dividends and capital gain distributions	25,204	8,262	—	—	—	—
Less cost of shares redeemed	(50,345)	(64,159)	(378)	(568)	(2,859)	(1,836)

Net increase (decrease) in net assets resulting from capital share transactions	8,074	(36,090)	1,067	1,207	2,091	9,820

Increase (decrease) in net assets	10,966	(21,947)	1,829	1,968	3,303	10,471
Net assets
Beginning of year	253,559	275,506	7,815	5,847	16,888	6,417

End of year	$264,525	$253,559	$9,644	$7,815	$20,191	$16,888

Undistributed net investment income (loss) at the end of the year	$(653)	$(1)	$(15)	$—	$(30)	$—

See accompanying Notes to Financial Statements.

68 Annual Report	December 31, 2006

Statements of Assets and Liabilities

December 31, 2006 (all dollar amounts in thousands)

	Small Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund
Assets
Investments in securities, at cost	$866,857	$17,476	$79,165
Investments in Affiliated Companies, at cost	229,048	—	—
Investments in Affiliated Fund, at cost	9,894	104	1,311

Investments in securities, at value	$996,863	$18,540	$90,802
Investments in Affiliated Companies, at value	246,530	—	—
Investments in Affiliated Fund, at value	9,894	104	1,311
Receivable for fund shares sold	10,374	974	325
Receivable for investment securities sold	8,288	40	423
Receivable from Advisor	—	5	—
Dividend and interest receivable	157	5	18

Total assets	1,272,106	19,668	92,879
Liabilities
Payable for investment securities purchased	7,620	2	—
Payable for fund shares redeemed	1,804	—	7
Management fee payable	1,178	—	73
Distribution fee payable	151	1	3
Other accrued expenses	179	26	30

Total liabilities	10,932	29	113

Net Assets	$1,261,174	$19,639	$92,766

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$49	$2	$7
Capital paid in excess of par value	1,096,613	18,760	80,288
Accumulated net investment income (loss)	—	—	—
Accumulated realized gain (loss)	17,024	(187)	834
Net unrealized appreciation (depreciation) of investments and foreign currencies	147,488	1,064	11,637

Net Assets	$1,261,174	$19,639	$92,766

Class N Shares
Net Assets	$708,113	$5,481	$14,235
Shares Outstanding	27,863,637	524,041	1,098,167
Net Asset Value Per Share	$25.41	$10.46	$12.96
Class I Shares
Net Assets	$553,061	$14,158	$78,531
Shares Outstanding	21,321,170	1,349,752	6,014,386
Net Asset Value Per Share	$25.94	$10.49	$13.06

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 69

Statements of Operations

For the Year Ended December 31, 2006 (all dollar amounts in thousands)

	Small Cap Growth Fund	Mid Cap Growth Fund(a)	Small-Mid Cap Growth Fund
Investment income
Dividends	$1,641	$57	$298
Dividends from Affiliated Companies	27	—	—
Dividend Income from Affiliated Fund	573	5	35
Interest	1,599	20	97

Total income	3,840	82	430
Expenses
Investment advisory fees	12,197	109	825
Distribution fees	1,610	11	32
Custodian fees	192	55	60
Transfer agent fees	840	19	34
Professional fees	52	22	29
Registration fees	83	33	33
Other expenses	267	5	14

Total expenses before waiver	15,241	254	1,027
Less expenses waived or absorbed by the Advisor	—	(110)	(59)

Net expenses	15,241	144	968

Net investment income (loss)	(11,401)	(62)	(538)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	117,178	(187)	4,908
Net realized gain (loss) on investments in Affiliated Companies	(371)	—	—

Total net realized gain (loss)	116,807	(187)	4,908
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	27,043	1,064	3,169

Net increase (decrease) in net assets resulting from operations	$132,449	$815	$7,539

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.

See accompanying Notes to Financial Statements.

70 Annual Report	December 31, 2006

Statements of Changes in Net Assets

For the Years Ended December 31, 2006 and 2005 (all amounts in thousands)

	Small Cap Growth Fund		Mid Cap Growth Fund(a)	Small-Mid Cap Growth Fund
	2006	2005	2006	2006	2005
Operations
Net investment income (loss)	$(11,401)	$(8,349)	$(62)	$(538)	$(382)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	116,807	48,921	(187)	4,908	1,453
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	27,043	(35,365)	1,064	3,169	6,094

Net increase (decrease) in net assets resulting from operations	132,449	5,207	815	7,539	7,165
Distributions to shareholders from
Net investment income	—	—	—	—	—
Net realized gain	(78,266)	(71,631)	—	(4,404)	(495)

	(78,266)	(71,631)	—	(4,404)	(495)
Capital stock transactions
Net proceeds from sale of shares	590,073	345,073	21,378	24,304	43,370
Shares issued in reinvestment of income dividends and capital gain distributions	73,523	69,879	—	3,992	457
Less cost of shares redeemed	(288,343)	(287,999)	(2,554)	(8,876)	(6,260)

Net increase (decrease) in net assets resulting from capital stock transactions	375,253	126,953	18,824	19,420	37,567

Increase (decrease) in net assets	429,436	60,529	19,639	22,555	44,237
Net assets
Beginning of year	831,738	771,209	—	70,211	25,974

End of year	$1,261,174	$831,738	$19,639	$92,766	$70,211

Undistributed net investment income (loss) at the end of the year	$(11,401)	$—	$(62)	$(538)	$—

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 71

Statements of Assets and Liabilities

December 31, 2006 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$4,573,306	$241,868	$196,027	$634,600
Investments in Affiliated Fund, at cost	637	5,158	5,228	1,265

Investments in securities, at value	$6,209,154	$297,108	$226,468	$812,126
Investments in Affiliated Fund, at value	637	5,158	5,228	1,265
Cash	—	—	—	150
Foreign currency, at value (cost $1,173, $29, $1,447, and $8,232, respectively)	1,174	27	1,444	8,184
Receivable for fund shares sold	27,666	1,028	165	1,106
Receivable for investment securities sold	75,605	110	467	2,180
Receivable from Advisor	—	36	—	22
Dividend and interest receivable	6,311	300	183	547

Total assets	6,320,547	303,767	233,955	825,580
Liabilities
Payable for investment securities purchased	35,438	1,654	1,688	10,869
Payable for fund shares redeemed	10,980	4,140	2	97
Management fee payable	5,261	240	203	693
Distribution and shareholder administration fee payable	863	8	15	45
Other accrued expenses	879	9	78	227

Total liabilities	53,421	6,051	1,986	11,931

Net Assets	$6,267,126	$297,716	$231,969	$813,649

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$225	$20	$17	$42
Capital paid in excess of par value	4,583,709	243,967	200,077	617,443
Accumulated net investment income (loss)	(124,368)	(4,627)	(137)	(492)
Accumulated realized gain (loss)	171,664	3,118	1,575	19,184
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,635,896	55,238	30,437	177,472

Net Assets	$6,267,126	$297,716	$231,969	$813,649

Class N Shares
Net Assets	$4,191,967	$36,926	$17,015	$57,882
Shares Outstanding	151,353,637	2,427,471	1,272,295	2,980,882
Net Asset Value Per Share	$27.70	$15.21	$13.37	$19.42
Class I Shares
Net Assets	$2,075,159	$260,790	$68,461	$202,394
Shares Outstanding	73,836,365	17,030,637	5,105,901	10,392,630
Net Asset Value Per Share	$28.10	$15.31	$13.41	$19.47

See accompanying Notes to Financial Statements.

72 Annual Report	December 31, 2006

Statements of Operations

For the Year Ended December 31, 2006 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$86,322	$3,960	$1,235	$6,186
Less foreign tax withheld	(6,999)	(355)	(105)	(453)
Dividend Income from Affiliated Fund	915	51	20	102
Interest	5,929	438	312	765

Total income	86,167	4,094	1,462	6,600
Expenses
Investment advisory fees	54,257	2,668	1,269	5,363
Distribution fees	9,241	78	30	99
Shareholder administration fees	—	—	63	180
Custodian fees	2,933	268	253	832
Transfer agent fees	2,993	196	21	68
Professional fees	155	47	35	41
Registration fees	225	64	73	104
Other expenses	1,533	19	19	82

Total expenses before waiver	71,337	3,340	1,763	6,769
Less expenses waived or absorbed by the Advisor	—	(302)	(80)	(380)

Net expenses	71,337	3,038	1,683	6,389

Net investment income (loss)	14,830	1,056	(221)	211
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	731,341	5,767	3,035	26,278
Net realized gain (loss) on foreign currency translation and other assets and liabilities	(18,138)	(896)	(736)	(3,285)

Total net realized gain (loss)	713,203	4,871	2,299	22,993
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	398,415	38,016	26,158	147,786

Net increase (decrease) in net assets resulting from operations	$1,126,448	$43,943	$28,236	$170,990

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 73

Statements of Changes in Net Assets

For the Years Ended December 31, 2006 and the 2005 (all amounts in thousands)

	International Growth Fund		International Equity Fund			International Small Cap Growth Fund		Emerging Markets Growth Fund
	2006	2005	2006	2005	2006	2005(a)	2006	2005(b)
Operations
Net investment income (loss)	$14,830	$8,479	$1,056	$(46)	$(221)	$(6)	$211	$69
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	713,203	286,812	4,871	(2,648)	2,299	355	22,993	1,535
Change in net unrealized appreciation (depreciation) on investments, foreign currency translation and other assets and liabilities	398,415	457,704	38,016	16,797	26,158	4,279	147,786	29,686

Net increase (decrease) in net assets resulting from operations	1,126,448	752,995	43,943	14,103	28,236	4,628	170,990	31,290
Distributions to shareholders from
Net investment income	(81,288)	(21,550)	(4,187)	—	(106)	(6)	(405)	—
Net realized gain	(590,410)	(254,334)	(456)	—	(877)	—	(4,544)	(1,169)

	(671,698)	(275,884)	(4,643)	—	(983)	(6)	(4,949)	(1,169)
Capital stock transactions
Net proceeds from sale of shares	1,785,719	1,424,671	137,733	196,067	172,153	46,006	529,925	224,893
Shares issued in reinvestment of income dividends and capital gain distributions	633,412	246,145	4,390	—	868	6	4,687	1,122
Less cost of shares redeemed	(1,157,832)	(598,284)	(61,417)	(42,149)	(18,839)	(100)	(136,352)	(6,788)

Net increase (decrease) in net assets resulting from capital stock transactions	1,261,299	1,072,532	80,706	153,918	154,182	45,912	398,260	219,227

Increase (decrease) in net assets	1,716,049	1,549,643	120,006	168,021	181,435	50,534	564,301	249,348
Net assets
Beginning of year	4,551,077	3,001,434	177,710	9,689	50,534	—	249,348	—

End of year	$6,267,126	$4,551,077	$297,716	$177,710	$231,969	$50,354	$813,649	$249,348

Undistributed net investment income (loss) at the end of the year	$(106,979)	$(40,521)	$(3,731)	$(600)	$(426)	$(99)	$(516)	$(322)

(a) For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

(b)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

74 Annual Report	December 31, 2006

Statements of Assets and Liabilities

December 31, 2006 (all dollar amounts in thousands)

	Value Discovery Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$133,010	$298,964	$1,197,310
Investments in Affiliated Fund, at cost	502	—	—

Investments in securities, at value	$145,990	$294,960	$1,197,310
Investments in Affiliated Fund, at value	502	—	—
Cash	—	—	1
Receivable for fund shares sold	3,992	839	—
Receivable for investment securities sold	726	—	—
Receivable from Advisor	—	58	—
Dividend and interest receivable	179	2,854	5,651

Total assets	151,389	298,711	1,202,962
Liabilities
Payable for investment securities purchased	4,211	—	6,074
Payable for fund shares redeemed	252	1,461	—
Management fee payable	49	87	231
Distribution fee payable	48	11	353
Shareholder services fee payable	—	—	—
Dividend payable	—	—	619
Other accrued expenses	52	75	92

Total liabilities	4,612	1,634	7,369

Net Assets	$146,777	$297,077	$1,195,593

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$9	$29	$929
Capital paid in excess of par value	131,506	321,169	1,195,609
Accumulated net investment income (loss)	11	—	81
Accumulated realized gain (loss)	2,271	(20,117)	(1,026)
Net unrealized appreciation (depreciation) of investments and foreign currencies	12,980	(4,004)	—

Net Assets	$146,777	$297,077	$1,195,593

Class N Shares
Net Assets	$97,791	$89,959	$1,195,593
Shares Outstanding	6,011,762	9,238,661	1,195,647,351
Net Asset Value Per Share	$16.27	$9.74	$1.00
Class I Shares
Net Assets	$48,986	$207,118
Shares Outstanding	2,967,590	21,371,722
Net Asset Value Per Share	$16.51	$9.69

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 75

Statements of Operations

For the Year Ended December 31, 2006 (all dollar amounts in thousands)

	Value Discovery Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$953	$—	$—
Dividend Income from Affiliated Fund	17	—	—
Interest	65	16,094	58,681

Total income	1,035	16,094	58,681
Expenses
Investment advisory fees	834	1,531	2,820
Distribution fees	80	141	—
Shareholder services fees	—	—	4,096
Custodian fees	115	117	190
Transfer agent fees	42	105	28
Professional fees	37	35	45
Registration fees	53	31	32
Other expenses	48	90	173

Total expenses before waiver	1,209	2,050	7,384
Less expenses waived or absorbed by the Advisor	(310)	(58)	—

Net expenses	899	1,992	7,384

Net investment income (loss)	136	14,102	51,297
Net realized and unrealized gain (loss) on investments, and other assets and liabilities
Net realized gain (loss) on investments	16,215	(1,052)	—

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	760	(202)	—

Net increase (decrease) in net assets resulting from operations	$17,111	$12,848	$51,297

See accompanying Notes to Financial Statements.

76 Annual Report	December 31, 2006

Statements of Changes in Net Assets

For the Years Ended December 31, 2006 and 2005 (all amounts in thousands)

	Value Discovery Fund		Income Fund		Ready Reserves Fund
	2006	2005	2006	2005	2006	2005
Operations
Net investment income (loss)	$136	$(48)	$14,102	$12,852	$51,297	$27,823
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	16,215	39,004	(1,052)	(1,052)	—	—
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	760	(49,149)	(202)	(6,151)	—	—

Net increase (decrease) in net assets resulting from operations	17,111	(10,193)	12,848	5,649	51,297	27,823
Distributions to shareholders from
Net investment income	(129)	—	(16,500)	(16,070)	(51,297)	(27,823)
Net realized gain	(15,001)	(24,647)	—	—	—	—

	(15,130)	(24,647)	(16,500)	(16,070)	(51,297)	(27,823)
Capital stock transactions
Net proceeds from sale of shares	100,537	19,288	61,832	95,102	1,030,633	1,131,031
Shares issued in reinvestment of income dividends and capital gain distributions	14,164	24,267	13,061	12,541	51,002	27,698
Less cost of shares redeemed	(40,344)	(184,452)	(84,660)	(80,810)	(977,896)	(1,159,815)

Net increase (decrease) in net assets resulting from capital stock transactions	74,357	(140,897)	(9,767)	26,833	103,739	(1,086)

Increase (decrease) in net assets	76,338	(175,737)	(13,419)	16,412	103,739	(1,086)
Net assets
Beginning of year	70,439	246,176	310,496	294,084	1,091,854	1,092,940

End of year	$146,777	$70,439	$297,077	$310,496	$1,195,593	$1,091,854

Undistributed net investment income (loss) at the end of the year	$10	$3	$(2,398)	$—	$81	$81

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 77

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following fifteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	International Small Cap Growth
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Class of the International Small Cap Growth Fund and Emerging Markets Growth Fund issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35% for the Money Market Portfolio), and an annual shareholder administration fee (0.15% for the International Small Cap Growth Portfolio and Emerging Markets Growth Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes. Class I shares of the International Small Cap Growth Portfolio and Emerging Markets Growth Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

78 Annual Report	December 31, 2006

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Portfolios use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Portfolios calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which compares the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2006, there were securities held in Small Cap Growth, International Growth, International Equity, International Small Cap Growth and the Emerging Markets Growth Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency translations and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on December 31, 2006. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2006, the Income Portfolio recognized a reduction of interest income and a reduction of net realized loss of $2,315 (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding

December 31, 2006	William Blair Funds 79

as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity funds assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international funds assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Funds’ Prospectus. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

For the year ended December 31, 2006, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$1
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	52
Mid Cap Growth Fund	—
Small Mid-Cap Growth	4
International Growth	152
International Equity	28
International Small Cap Growth	3
Emerging Markets Growth	8
Value Discovery	5

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

(g) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is

80 Annual Report	December 31, 2006

also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2006.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolios recognized net unrealized appreciation/(depreciation) of $83,007, $3,835, $— and $—, respectively (in thousands) in 2006, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2006, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$202,259	$64,280	$1,840	$62,440
Tax-Managed Growth	7,413	2,140	15	2,125
Large Cap Growth	17,505	3,026	346	2,680
Small Cap Growth	1,109,713	170,213	26,639	143,574
Mid Cap Growth	17,612	1,432	400	1,032
Small-Mid Cap Growth	80,652	12,806	1,345	11,461
International Growth	4,724,612	1,502,662	17,435	1,485,227
International Equity	253,942	49,054	732	48,322
International Small Cap Growth	202,266	31,673	2,247	29,426
Emerging Markets Growth	641,493	175,190	3,346	171,844
Value Discovery	133,760	13,948	1,216	12,732
Income	298,964	1,366	5,370	(4,004)
Ready Reserves	1,197,310	—	—	—

December 31, 2006	William Blair Funds 81

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2006, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid In Excess of Par Value
Growth	$653	$(653)	$0
Tax-Managed Growth	15	—	(15)
Large Cap Growth	30	—	(30)
Small Cap Growth	11,401	(11,401)	—
Mid Cap Growth	62	—	(62)
Small-Mid Cap Growth	538	(538)	—
International Growth	(17,389)	17,389	—
International Equity	(896)	896	—
International Small Cap Growth	289	(289)	—
Emerging Markets Growth	24	(22)	(2)
Value Discovery	1	(1,934)	1,933
Income	2,398	(2,315)	(83)
Ready Reserves	—	1	(1)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 was as follows (in thousands):

	Distributions Paid In 2006		Distributions Paid In 2005
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$4,799	$22,516	$—	$8,977
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	—	78,266	11,335	60,296
Mid Cap Growth	—	—
Small-Mid Cap Growth	506	3,898	—	495
International Growth	90,245	581,453	21,550	254,334
International Equity	4,187	456	—	—
International Small Cap Growth	983	—	6	—
Emerging Markets Growth	1,585	3,364	1,169	—
Value Discovery	2,395	12,735	—	24,647
Income	16,500	—	16,070	—
Ready Reserves	51,297	—	27,823	—

82 Annual Report	December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$1,311	$—	$4,655	$62,440
Tax-Managed Growth	—	1,031	—	2,125
Large Cap Growth	—	5,106	—	2,680
Small Cap Growth	1,774	—	19,164	143,574
Mid Cap Growth	—	155	—	1,032
Small-Mid Cap Growth	39	—	971	11,461
International Growth	27,392	—	170,573	1,485,227
International Equity	1,822	—	3,585	48,322
International Small Cap Growth	856	137	1,730	29,426
Emerging Markets Growth	5,520	503	19,303	171,844
Value Discovery	1,529	—	999	12,732
Income	—	20,117	—	(4,004)
Ready Reserves	81	1,026	—	—

At December 31, 2006, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2007	2008	2009	2010	2011	2012	2013	2014	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	554	468	—	—	—	1,022
Large Cap Growth	—	41	2,714	1,582	769	—	—	—	5,106
Small Cap Growth	—	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—	155	155
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—	—	—
International Small Cap Growth	—	—	—	—	—	—	—	—	—
Emerging Markets Growth	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	1,249	3,292	—	1,692	1,582	4,431	3,398	4,138	19,782
Ready Reserves	51	24	—	930	—	21	—	—	1,026

For the period November 1, 2006 through December 31, 2006, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2007 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount
Growth	$—	$—
Tax-Managed Growth	9	—
Large Cap Growth	—	—
Small Cap Growth	—	—
Mid Cap Growth	—	—
Small-Mid Cap Growth	—	—
International Growth	—	—
International Equity	—	—
International Small Cap Growth	—	137
Emerging Markets Growth	—	503
Value Discovery	—	—
Income	335	—
Ready Reserves	—	—

December 31, 2006	William Blair Funds 83

(i) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, Investors Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(j) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi annual reports on June 30, 2007.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that FAS 157 will have on the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%	International Small Cap Growth	1.00%
Mid Cap Growth	0.95%	Emerging Markets Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.10%

Fixed Income Portfolio		Money Market Portfolio
Income*		Ready Reserves
First $250 million	0.25%	First $250 million	0.275%
In excess of $250 million	0.20%	Next $250 million	0.250%
		Next $2 billion	0.225%
*Management fee also includes a charge of 5% of gross income.		In excess of $2.5 billion	0.200%

84 Annual Report	December 31, 2006

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2007, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2006	Effective May 1, 2006	Through April 30, 2006	Effective May 1, 2006
Tax-Managed Growth	1.53%	1.40%	1.28%	1.15%
Large Cap Growth	1.25%	1.23%	1.00%	0.98%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%
Mid Cap Growth Fund	1.40%	1.40%	1.15%	1.15%
Small-Mid Cap Growth	1.40%	1.37%	1.15%	1.12%
International Growth	1.48%	1.45%	1.23%	1.20%
International Equity	1.48%	1.45%	1.23%	1.20%
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Growth	1.65%	1.65%	1.40%	1.40%
Value Discovery	1.34%	1.34%	1.09%	1.09%
Income Fund	0.75%	0.75%	N/A	N/A

For a period of three years subsequent to the Commencement of Operations of the Mid Cap Growth, Small-Mid Cap Growth, the International Equity, International Small Cap Growth and the Emerging Markets Growth Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2006 is $110 (in thousands) for the Mid Cap Growth Portfolio, $190 for the Small-Mid Cap Growth Portfolio, $546 for the International Equity Portfolio, $134 for the International Small Cap Growth Portfolio and $541 for the Emerging Markets Growth Portfolio.

For the year ended December 31, 2006, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$1,894	$—	$1,894	$—
Tax-Managed Growth	69	69	—	—
Large Cap Growth	147	72	75	—
Small Cap Growth	12,197	—	12,197	—
Mid Cap Growth	109	109	—	1
Small-Mid Cap Growth	825	59	766	—
International Growth	54,257	—	54,257	—
International Equity	2,668	267	2,401	35
International Small Cap Growth	1,269	80	1,189	—
Emerging Markets Growth	5,363	357	5,006	—
Value Discovery	834	310	524	—
Income	1,531	—	1,531	—
Ready Reserves	2,820	—	2,820	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

December 31, 2006	William Blair Funds 85

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2006, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$125	$—	$125
Tax-Managed Growth	1	—	1
Large Cap Growth	24	—	24
Small Cap Growth	1,610	—	1,610
Mid Cap Growth	11	—	11
Small-Mid Cap Growth	32	—	32
International Growth	9,241	—	9,241
International Equity	78	—	78
International Small Cap Growth	30	—	30
Emerging Markets Growth	99	23	76
Value Discovery	80	—	80
Income	141	58	83

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. For the year ended December 31, 2006, the following fees were incurred (in thousands):

Ready Reserves	$4,096

The International Small Cap Growth and the Emerging Markets Growth Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2006, the following fees were incurred (in thousands):

International Small Cap Growth	$63
Emerging Markets Growth	180

(c) Trustees Fees

The Portfolios incurred fees of $221 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2006. Interested trustees are not compensated by the Fund.

(d) Investments in Affiliated Portfolio

Until June 20, 2006 pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, and since June 20, 2006 pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the year ended December 31, 2006 are listed below. Distributions received from Ready Reserves are reflected as dividend income from affiliated Fund in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2006 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$7,467	$5,617	$4	$28	$2,574	1.0%
Tax-Managed Growth	1,384	1,641	1	11	106	1.1
Large Cap Growth	3,823	4,193	1	10	54	0.2
Small Cap Growth	36,313	37,421	75	573	9,894	0.8
Mid Cap Growth	723	619	1	5	104	0.5
Small-Mid Cap Growth	3,230	3,931	5	35	1,311	1.4
International Growth	95,414	123,455	124	915	637	—
International Equity	9,544	5,946	7	51	5,158	1.7
International Small Cap Growth	7,473	2,655	3	20	5,228	2.3
Emerging Markets Growth	7,516	10,072	14	102	1,265	0.2
Value Discovery	2,427	1,998	2	17	502	0.3

86 Annual Report	December 31, 2006

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2006 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$152,548	$170,587
Tax-Managed Growth	4,644	3,411
Large Cap Growth	11,590	9,484
Small Cap Growth	1,413,763	1,121,995
Mid Cap Growth	23,508	6,535
Small-Mid Cap Growth	69,332	55,020
International Growth	4,398,784	3,792,228
International Equity	276,286	196,306
International Small Cap Growth	277,747	134,994
Emerging Markets Growth	928,614	532,078
Value Discovery	186,046	126,389
Income	98,815	109,368

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$25,590	$7,625	$33,215	$10,753	$9,054	$19,807
Tax-Managed Growth	735	710	1,445	113	1,662	1,775
Large Cap Growth	2,079	2,871	4,950	7,918	3,738	11,656
Small Cap Growth	327,203	262,870	590,073	236,433	108,640	345,073
Mid Cap Growth (a)	7,132	14,246	21,378	—	—	—
Small Mid-Cap Growth	3,522	20,782	24,304	5,104	38,266	43,370
International Growth	1,221,792	563,927	1,785,719	1,066,440	358,231	1,424,671
International Equity	23,189	114,544	137,733	18,044	178,024	196,068
International Small Cap Growth (b)	17,783	51,330	69,113	2,422	11,684	14,106
Emerging Markets Growth (c)	35,769	147,530	183,299	20,123	31,981	52,104
Value Discovery	88,879	11,658	100,537	1,656	17,632	19,288
Income (d)	32,007	29,825	61,832	57,943	37,159	95,102
Ready Reserves	1,030,633	—	1,030,633	1,131,031	—	1,131,031

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operation) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(d)	For 2005, the sales of Class I shares for Income Fund reflect two in-kind purchases totaling $4.2 million dollars.

December 31, 2006	William Blair Funds 87

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$5,960	$19,244	$25,204	$1,778	$6,484	$8,262
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	43,585	29,938	73,523	42,338	27,541	69,879
Mid Cap Growth (a)	—	—	—	—	—	—
Small Mid-Cap Growth	645	3,347	3,992	77	380	457
International Growth	439,429	193,983	633,412	170,874	75,271	246,145
International Equity	504	3,886	4,390	—	—	—
International Small Cap Growth (b)	71	204	275	—	—	—
Emerging Markets Growth (c)	322	1,039	1,361	104	160	264
Value Discovery	9,410	4,754	14,164	5,835	18,431	24,266
Income	4,314	8,747	13,061	4,620	7,921	12,541
Ready Reserves	51,002	—	51,002	27,698	—	27,698

	Redemptions (Dollars)
	Year Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$24,102	$26,243	$50,345	$14,242	$49,911	$64,153
Tax-Managed Growth	34	344	378	8	554	562
Large Cap Growth	516	2,343	2,859	185	1,647	1,832
Small Cap Growth	193,966	94,377	288,343	214,257	73,727	287,984
Mid Cap Growth (a)	1,913	641	2,554	—	—	—
Small Mid-Cap Growth	1,816	7,060	8,876	2,617	3,636	6,253
International Growth	927,830	230,002	1,157,832	477,866	120,404	598,270
International Equity	11,966	49,451	61,417	1,207	40,936	42,143
International Small Cap Growth (b)	5,184	1,990	7,174	—	100	100
Emerging Markets Growth (c)	11,956	14,058	26,014	1,024	605	1,629
Value Discovery	14,585	25,759	40,344	18,736	165,704	184,440
Income	46,237	38,423	84,660	40,325	40,480	80,805
Ready Reserves	977,896	—	977,896	1,159,815	—	1,159,815

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$7,448	$626	$8,074	$(1,711)	$(34,373)	$(36,084)
Tax-Managed Growth	701	366	1,067	105	1,108	1,213
Large Cap Growth	1,563	528	2,091	7,733	2,091	9,824
Small Cap Growth	176,822	198,431	375,253	64,514	62,454	126,968
Mid Cap Growth (a)	5,219	13,605	18,824	—	—	—
Small Mid-Cap Growth	2,351	17,069	19,420	2,564	35,010	37,574
International Growth	733,391	527,908	1,261,299	759,448	313,098	1,072,546
International Equity	11,727	68,979	80,706	16,837	137,088	153,925
International Small Cap Growth (b)	12,670	49,544	62,214	2,422	11,584	14,006
Emerging Markets Growth (c)	24,135	134,511	158,646	19,203	31,536	50,739
Value Discovery	83,704	(9,347)	74,357	(11,245)	(129,641)	(140,886)
Income	(9,916)	149	(9,767)	22,238	4,600	26,838
Ready Reserves	103,739	—	103,739	(1,086)	—	(1,086)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operation) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

88 Annual Report	December 31, 2006

	Sales (Shares)
	Period Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,121	632	2,753	992	846	1,838
Tax-Managed Growth	73	67	140	11	168	179
Large Cap Growth	314	430	744	1,273	597	1,870
Small Cap Growth	12,763	10,023	22,786	9,448	4,272	13,720
Mid Cap Growth (a)	710	1,412	2,122	—	—	—
Small Mid-Cap Growth	267	1,562	1,829	450	3,393	3,843
International Growth	44,607	20,102	64,709	45,004	15,184	60,188
International Equity	1,691	8,196	9,887	1,550	14,844	16,394
International Small Cap Growth (b)	1,449	4,109	5,558	235	1,153	1,388
Emerging Markets Growth (c)	2,209	8,482	10,691	1,604	2,731	4,335
Value Discovery	5,250	689	5,939	78	829	907
Income	3,289	3,073	6,362	5,777	3,717	9,494
Ready Reserves	1,030,633	—	1,030,633	1,131,031	—	1,131,031

	Reinvested Distributions (Shares)
	Period Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	518	1,639	2,157	155	555	710
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	1,713	1,152	2,865	1,752	1,121	2,873
Mid Cap Growth (a)	—	—	—	—	—	—
Small Mid-Cap Growth	49	253	302	6	30	36
International Growth	16,102	7,005	23,107	6,912	3,007	9,919
International Equity	34	257	291	—	—	—
International Small Cap Growth (b)	5	15	20	—	—	—
Emerging Markets Growth (c)	17	55	72	7	12	19
Value Discovery	581	289	870	390	1,218	1,608
Income	445	904	1,349	464	796	1,260
Ready Reserves	51,002	—	51,002	27,698	—	27,698

	Redemptions (Shares)
	Period Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,024	2,182	4,206	1,313	4,632	5,945
Tax-Managed Growth	3	32	35	—	59	59
Large Cap Growth	76	349	425	30	264	294
Small Cap Growth	7,637	3,603	11,240	8,709	2,954	11,663
Mid Cap Growth (a)	186	62	248	—	—	—
Small Mid-Cap Growth	138	522	660	234	303	537
International Growth	34,003	8,346	42,349	20,661	5,142	25,803
International Equity	909	3,555	4,464	104	3,398	3,502
International Small Cap Growth (b)	417	161	578	—	10	10
Emerging Markets Growth (c)	775	840	1,615	81	47	128
Value Discovery	900	1,600	2,500	892	7,748	8,640
Income	4,755	3,959	8,714	4,028	4,056	8,084
Ready Reserves	977,896	—	977,896	1,159,815	—	1,159,815

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

December 31, 2006	William Blair Funds 89

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended December 31, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	615	89	704	(166)	(3,231)	(3,397)
Tax-Managed Growth	70	35	105	11	109	120
Large Cap Growth	238	81	319	1,243	333	1,576
Small Cap Growth	6,839	7,572	14,411	2,491	2,439	4,930
Mid Cap Growth (a)	524	1,350	1,874	—	—	—
Small Mid-Cap Growth	178	1,293	1,471	222	3,120	3,342
International Growth	26,706	18,761	45,467	31,255	13,049	44,304
International Equity	816	4,898	5,714	1,446	11,446	12,892
International Small Cap Growth (b)	1,037	3,963	5,000	235	1,143	1,378
Emerging Markets Growth (c)	1,451	7,697	9,148	1,530	2,696	4,226
Value Discovery	4,931	(622)	4,309	(424)	(5,701)	(6,125)
Income	(1,021)	18	(1,003)	2,213	457	2,670
Ready Reserves	103,739	—	103,739	(1,086)	—	(1,086)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

90 Annual Report	December 31, 2006

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.33	$10.70	$9.97	$8.06	$10.87
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.06)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	1.48	1.11	0.79	1.97	(2.74)

Total from investment operations	1.42	1.05	0.73	1.91	(2.81)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.33	0.42	—	—	—

Total distributions	1.33	0.42	—	—	—

Net asset value, end of year	$11.42	$11.33	$10.70	$9.97	$8.06

Total return (%)	12.42	9.75	7.32	23.70	(25.85)
Ratios to average daily net assets (%):
Expenses	1.17	1.15	1.17	1.19	1.19
Net investment income (loss)	(0.49)	(0.60)	(0.60)	(0.67)	(0.73)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.52	$10.84	$10.08	$8.12	$10.93
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.49	1.14	0.80	2.00	(2.76)

Total from investment operations	1.47	1.10	0.76	1.96	(2.81)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.33	0.42	—	—	—

Total distributions	1.33	0.42	—	—	—

Net asset value, end of year	$11.66	$11.52	$10.84	$10.08	$8.12

Total return (%)	12.64	10.08	7.54	24.14	(25.71)
Ratios to average daily net assets (%):
Expenses	0.89	0.90	0.92	0.94	0.94
Net investment income (loss)	(0.20)	(0.35)	(0.35)	(0.42)	(0.48)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$264,525	$253,599	$275,506	$281,654	$255,625
Portfolio turnover rate (%)	61	54	35	45	29

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 91

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$10.11	$8.99	$8.41	$6.86	$9.07
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.07)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.87	1.19	0.66	1.62	(2.15)

Total from investment operations	0.83	1.12	0.58	1.55	(2.21)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$10.94	$10.11	$8.99	$8.41	$6.86

Total return (%)	8.21	12.46	6.90	22.59	(24.37)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.44	1.53	1.54	1.49	1.36
Expenses, before waivers and reimbursements	2.24	2.55	2.26	2.26	2.22
Net investment income (loss), net of waivers and reimbursements	(0.41)	(0.76)	(0.92)	(0.91)	(0.72)
Net investment income (loss), before waivers and reimbursements	(1.21)	(1.78)	(1.64)	(1.68)	(1.58)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$10.27	$9.10	$8.50	$6.92	$9.12
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.90	1.22	0.66	1.63	(2.16)

Total from investment operations	0.88	1.17	0.60	1.58	(2.20)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$11.15	$10.27	$9.10	$8.50	$6.92

Total return (%)	8.57	12.86	7.06	22.83	(24.12)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.19	1.28	1.29	1.24	1.11
Expenses, before waivers and reimbursements	1.99	2.30	2.01	2.01	1.97
Net investment income (loss), net of waivers and reimbursements	(0.16)	(0.51)	(0.67)	(0.66)	(0.47)
Net investment income (loss), before waivers and reimbursements	(0.96)	(1.53)	(1.39)	(1.43)	(1.33)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$9,644	$7,815	$5,847	$6,871	$5,303
Portfolio turnover rate (%)	42	25	31	37	44
(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

92 Annual Report	December 31, 2006

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$6.47	$6.24	$5.93	$4.80	$6.72
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.43	0.25	0.35	1.17	(1.88)

Total from investment operations	0.41	0.23	0.31	1.13	(1.92)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$6.88	$6.47	$6.24	$5.93	$4.80

Total return (%)	6.34	3.69	5.23	23.54	(28.57)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.24	1.28	1.38	1.42	1.36
Expenses, before waivers and reimbursements	1.63	2.08	2.29	2.39	2.45
Net investment income (loss), net of waivers and reimbursements	(0.29)	(0.37)	(0.63)	(0.76)	(0.71)
Net investment income (loss), before waivers and reimbursements	(0.68)	(1.17)	(1.54)	(1.73)	(1.80)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$6.56	$6.31	$5.99	$4.82	$6.74
Income (loss) from investment operations:
Net investment income (loss)	—	(0.01)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.43	0.26	0.34	1.20	(1.89)

Total from investment operations	0.43	0.25	0.32	1.17	(1.92)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$6.99	$6.56	$6.31	$5.99	$4.82

Total return (%)	6.55	3.96	5.34	24.27	(28.49)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.99	1.03	1.13	1.17	1.11
Expenses, before waivers and reimbursements	1.38	1.83	2.04	2.14	2.20
Net investment income (loss), net of waivers and reimbursements	(0.04)	(0.12)	(0.38)	(0.51)	(0.46)
Net investment income (loss), before waivers and reimbursements	(0.43)	(0.92)	(1.29)	(1.48)	(1.55)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$20,191	$16,888	$6,417	$5,519	$5,469
Portfolio turnover rate (%)	53	53	39	33	52

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 93

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$23.76	$25.72	$21.83	$13.72	$16.58
Income (loss) from investment operations:
Net investment income (loss)	(0.29)	(0.30)	(0.30)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	3.65	0.64	6.20	8.68	(2.67)

Total from investment operations	3.36	0.34	5.90	8.47	(2.86)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.71	2.30	2.01	0.36	—

Total distributions	1.71	2.30	2.01	0.36	—

Net asset value, end of year	$25.41	$23.76	$25.72	$21.83	$13.72

Total return (%)	14.12	1.18	27.24	61.88	(17.25)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.48	1.49	1.49	1.55	1.56
Expenses, before waivers and reimbursements	1.48	1.49	1.46	1.52	1.62
Net investment income (loss), net of waivers and reimbursements	(1.14)	(1.23)	(1.27)	(1.22)	(1.31)
Net investment income (loss), before waivers and reimbursements	(1.14)	(1.23)	(1.24)	(1.19)	(1.37)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$24.16	$26.04	$22.03	$13.82	$16.65
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.25)	(0.24)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	3.71	0.67	6.26	8.75	(2.67)

Total from investment operations	3.49	0.42	6.02	8.57	(2.83)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.71	2.30	2.01	0.36	—

Total distributions	1.71	2.30	2.01	0.36	—

Net asset value, end of year	$25.94	$24.16	$26.04	$22.03	$13.82

Total return (%)	14.42	1.48	27.54	62.15	(17.00)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.21	1.24	1.24	1.35	1.31
Expenses, before waivers and reimbursements	1.21	1.24	1.21	1.28	1.37
Net investment income (loss), net of waivers and reimbursements	(0.87)	(0.98)	(1.02)	(1.02)	(1.06)
Net investment income (loss), before waivers and reimbursements	(0.87)	(0.98)	(0.99)	(0.95)	(1.12)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,261,174	$831,738	$771,209	$518,824	$78,581
Portfolio turnover rate (%)	105	80	109	103	133

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

94 Annual Report	December 31, 2006

Financial Highlights

Mid Cap Growth Fund

Class N
Period Ended
12/31/2006(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07)
Net realized and unrealized gain (loss) on investments	0.53

Total from investment operations	0.46
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$10.46

Total return (%) (c)	4.60
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	2.35
Net investment income (loss), net of waivers and reimbursements	(0.70)
Net investment income (loss), before waivers and reimbursements	(1.65)

Class I
Period Ended
12/31/2006(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	0.53

Total from investment operations	0.49
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$10.49

Total return (%) (c)	4.90
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.15
Expenses, before waivers and reimbursements	2.10
Net investment income (loss), net of waivers and reimbursements	(0.43)
Net investment income (loss), before waivers and reimbursements	(1.38)

Period Ended
12/31/2006(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$19,639
Portfolio turnover rate (%) (b)	56

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Rates are annualized for periods that are less than a year.
(c)	Total return is not annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2006	William Blair Funds 95

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003(a)
Net asset value, beginning of year	$12.40	$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.11)	(0.13)	—
Net realized and unrealized gain (loss) on investments	1.32	1.32	1.47	(0.06)

Total from investment operations	1.21	1.21	1.34	(0.06)
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	0.65	0.09	—	—

Total distributions	0.65	0.09	—	—

Net asset value, end of year	$12.96	$12.40	$11.28	$9.94

Total return (%)	9.68	10.72	13.48	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.45	1.54	1.54	(b)
Expenses, before waivers and reimbursements	1.45	1.54	2.14	1.54	(b)
Net investment income (loss), net of waivers and reimbursements	(0.86)	(0.97)	(1.26)	(1.54	)(b)
Net investment income (loss), before waivers and reimbursements	(0.93)	(1.06)	(1.86)	(1.54	)(b)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003(a)
Net asset value, beginning of year	$12.46	$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.11)	—
Net realized and unrealized gain (loss) on investments	1.33	1.33	1.47	(0.06)

Total from investment operations	1.25	1.25	1.36	(0.06)
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	0.65	0.09	—	—

Total distributions	0.65	0.09	—	—

Net asset value, end of year	$13.06	$12.46	$11.30	$9.94

Total return (%)	9.95	11.05	13.68	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.13	1.20	1.29	1.29	(b)
Expenses, before waivers and reimbursements	1.20	1.29	1.89	1.29	(b)
Net investment income (loss), net of waivers and reimbursements	(0.61)	(0.72)	(1.01)	(1.29	)(b)
Net investment income (loss), before waivers and reimbursements	(0.68)	(0.81)	(1.61)	(1.29	)(b)

	Years Ended December 31,
	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$92,766	$70,211	$25,974	$3,673
Portfolio turnover rate (%)	68	62	55	—	(b)

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

96 Annual Report	December 31, 2006

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$25.22	$22.09	$18.65	$13.13	$15.48
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.15	(0.02)	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	5.71	4.60	3.47	5.52	(2.30)

Total from investment operations	5.76	4.75	3.45	5.54	(2.35)
Less distributions from:
Net investment income	0.37	0.11	0.01	0.02	—
Net realized gain	2.91	1.51	—	—	—

Total distributions	3.28	1.62	0.01	0.02	—

Net asset value, end of year	$27.70	$25.22	$22.09	$18.65	$13.13

Total return (%)	23.06	21.65	18.48	42.21	(15.18)
Ratios to average daily net assets (%):
Expenses	1.42	1.42	1.47	1.50	1.51
Net investment income (loss)	0.19	0.16	(0.16)	0.05	(0.36)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$25.55	$22.34	$18.85	$13.27	$15.60
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.27	0.01	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	5.78	4.61	3.53	5.54	(2.32)

Total from investment operations	5.91	4.88	3.54	5.63	(2.33)
Less distributions from:
Net investment income	0.45	0.16	0.05	0.05	—
Net realized gain	2.91	1.51	—	—	—

Total distributions	3.36	1.67	0.05	0.05	—

Net asset value, end of year	$28.10	$25.55	$22.34	$18.85	$13.27

Total return (%)	23.35	22.00	18.79	42.42	(14.94)
Ratios to average daily net assets (%):
Expenses	1.11	1.17	1.22	1.25	1.26
Net investment income (loss)	0.45	0.41	0.09	0.30	(0.11)

		Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$6,267,126	$4,551,077	$3,001,434	$1,899,699	$778,788
Portfolio turnover rate (%)	72	70	79	57	73

(a)	Excludes $0.42, $0.37, $0.12, $0.03, $0.00, and $0.00, of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2006, 2005, 2004, 2003 and 2002, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 97

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2006	2005	2004(a)
Net asset value, beginning of year	$12.86	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	2.52	1.54	1.37

Total from investment operations	2.56	1.53	1.33
Less distributions from:
Net investment income	0.19	—	—
Net realized gain	0.02	—	—

Total distributions	0.21	—	—

Net asset value, end of year	$15.21	$12.86	$11.33

Total return (%)	19.96	13.50	13.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.46	1.48	1.50	(c)
Expenses, before waivers and reimbursements	1.56	1.81	2.96	(c)
Net investment income (loss), net of waivers and reimbursements	0.26	(0.33)	(0.77	)(c)
Net investment income (loss), before waivers and reimbursements	0.16	(0.66)	(2.23	)(c)

	Class I
	Years Ended December 31,
	2006	2005	2004(a)
Net asset value, beginning of year	$12.94	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.55	1.58	1.38

Total from investment operations	2.61	1.57	1.37
Less distributions from:
Net investment income	0.22	—	—
Net realized gain	0.02	—	—

Total distributions	0.24	—	—

Net asset value, end of year	$15.31	$12.94	$11.37

Total return (%)	20.22	13.81	13.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.21	1.23	1.25	(c)
Expenses, before waivers and reimbursements	1.35	1.56	2.71	(c)
Net investment income (loss), net of waivers and reimbursements	0.46	(0.08)	(0.52	)(c)
Net investment income (loss), before waivers and reimbursements	0.32	(0.41)	(1.98	)(c)

	Years Ended December 31,
	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$297,716	$177,710	$9,689
Portfolio turnover rate (%)	83	127	108	(c)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.22, $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2006, 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

98 Annual Report	December 31, 2006

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2006	2005(a)
Net asset value, beginning of year	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	2.32	1.17

Total from investment operations	2.27	1.16
Less distributions from:
Net investment income	0.01	—
Net realized gain	0.05	—

Total distributions	0.06	—

Net asset value, end of year	$13.37	$11.16

Total return (%)	20.32	11.60
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	1.65	(c)
Expenses, before waivers and reimbursements	1.71	2.57	(c)
Net investment income (loss), net of waivers and reimbursements	(0.40)	(0.40	)(c)
Net investment income (loss), before waivers and reimbursements	(0.46)	(1.32	)(c)

	Class I
	Years Ended December 31,
	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.03)	—
Net realized and unrealized gain (loss) on investments	2.34	1.16

Total from investment operations	2.31	1.16
Less distributions from:
Net investment income	0.01	—
Net realized gain	0.05	—

Total distributions	0.06	—

Net asset value, end of year	$13.41	$11.16

Total return (%)	20.68	11.60
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	(c)
Expenses, before waivers and reimbursements	1.46	2.32	(c)
Net investment income (loss), net of waivers and reimbursements	(0.25)	(0.15	)(c)
Net investment income (loss), before waivers and reimbursements	(0.31)	(1.07	)(c)

	Years Ended December 31,
	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$231,969	$50,534
Portfolio turnover rate (%)	109	127	(c)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 99

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2006	2005(a)
Net asset value, beginning of year	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	5.41	4.26

Total from investment operations	5.37	4.25
Less distributions from:
Net investment income	0.01	—
Net realized gain	0.11	0.08

Total distributions	0.12	0.08

Net asset value, end of year	$19.42	$14.17

Total return (%)	37.90	42.52
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	1.55	(c)
Expenses, before waivers and reimbursements	1.78	1.91	(c)
Net investment income (loss), net of waivers and reimbursements	(0.22)	(0.11	)(c)
Net investment income (loss), before waivers and reimbursements	(0.35)	(0.47	)(c)

	Class I
	Years Ended December 31,
	2006	2005(a)
Net asset value, beginning of year	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	5.41	4.26

Total from investment operations	5.40	4.27
Less distributions from:
Net investment income	0.01	—
Net realized gain	0.11	0.08

Total distributions	0.12	0.08

Net asset value, end of year	$19.47	$14.19

Total return (%)	38.07	42.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	(c)
Expenses, before waivers and reimbursements	1.47	1.76	(c)
Net investment income (loss), net of waivers and reimbursements	(0.06)	0.04	(c)
Net investment income (loss), before waivers and reimbursements	(0.13)	(0.32	)(c)

	Years Ended December 31,
	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$813,649	$249,348
Portfolio turnover rate (%)	113	77	(c)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

100 Annual Report	December 31, 2006

Financial Highlights

Value Discovery Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.95	$22.70	$22.68	$16.28	$18.23
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	(0.01)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	3.22	0.14	2.68	6.46	(1.92)

Total from investment operations	3.25	0.12	2.67	6.40	(1.95)
Less distributions from:
Net investment income	0.01	—	—	—	—
Net realized gain	1.92	7.87	2.65	—	—

Total distributions	1.93	7.87	2.65	—	—

Net asset value, end of year	$16.27	$14.95	$22.70	$22.68	$16.28

Total return (%)	21.78	0.49	12.05	39.31	(10.70)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.34	1.34	1.34	1.49	1.53
Expenses, before waivers and reimbursements	1.75	1.64	1.48	1.58	1.53
Net investment income (loss), net of waivers and reimbursements	0.21	(0.22)	(0.06)	(0.30)	(0.16)
Net investment income (loss), before waivers and reimbursements	(0.20)	(0.52)	(0.20)	(0.39)	(0.16)

	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$15.12	$22.82	$22.76	$16.31	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.03	—	0.01	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	3.30	0.17	2.70	6.48	(1.89)

Total from investment operations	3.33	0.17	2.71	6.45	(1.88)
Less distributions from:
Net investment income	0.02	—	—	—	—
Net realized gain	1.92	7.87	2.65	—	—

Total distributions	1.94	7.87	2.65	—	—

Net asset value, end of year	$16.51	$15.12	$22.82	$22.76	$16.31

Total return (%)	22.10	0.70	12.18	39.55	(10.34)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.14	1.23	1.33	1.34
Expenses, before waivers and reimbursements	1.50	1.39	1.23	1.33	1.34
Net investment income (loss), net of waivers and reimbursements	0.16	(0.02)	0.05	(0.14)	0.03
Net investment income (loss), before waivers and reimbursements	(0.25)	(0.27)	0.05	(0.14)	0.03

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$146,777	$70,439	$246,176	$237,111	$190,802
Portfolio turnover rate (%)	162	125	50	51	20

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 101

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$9.83	$10.19	$10.43	$10.62	$10.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.44	0.47	0.52	0.40	0.55
Net realized and unrealized gain (loss) on investments	(0.04)	(0.30)	(0.26)	(0.02)	0.25

Total from investment operations	0.40	0.17	0.26	0.38	0.80
Less distributions from:
Net investment income	0.49	0.53	0.50	0.57	0.52
Net realized gain	—	—	—	—	—

Total distributions	0.49	0.53	0.50	0.57	0.52

Net asset value, end of year	$9.74	$9.83	$10.19	$10.43	$10.62

Total return (%)	4.25	1.71	2.61	3.68	7.91
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.74	0.73	0.78	0.77	0.81
Expenses, before waivers and reimbursements	0.80	0.73	0.78	0.77	0.81
Net investment income (loss), net of waivers and reimbursements	4.54	4.09	4.12	4.09	5.23
Net investment income (loss) before waivers and reimbursements	4.48	4.09	4.12	4.09	5.23
	Class I
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$9.82	$10.15	$10.40	$10.62	$10.35
Income (loss) from investment operations:
Net investment income (loss) (a)	0.45	0.52	0.59	0.43	0.57
Net realized and unrealized gain (loss) on investments	(0.04)	(0.33)	(0.31)	(0.04)	0.24

Total from investment operations	0.41	0.19	0.28	0.39	0.81
Less distributions from:
Net investment income	0.54	0.52	0.53	0.61	0.54
Net realized gain	—	—	—	—	—

Total distributions	0.54	0.52	0.53	0.61	0.54

Net asset value, end of year	$9.69	$9.82	$10.15	$10.40	$10.62

Total return (%)	4.33	1.92	2.79	3.76	8.04
Ratios to average daily net assets (%):
Expenses	0.62	0.58	0.63	0.62	0.66
Net investment income (loss)	4.66	4.24	4.27	4.24	5.38

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data for all classes:
Net assets at end of year (in thousands)	$297,077	$310,496	$294,084	$265,062	$196,136
Portfolio turnover rate (%)	33	41	43	36	66

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

102 Annual Report	December 31, 2006

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	0.01	0.01	0.01

Total from investment operations	0.04	0.03	0.01	0.01	0.01
Less distributions from:
Net investment income	0.04	0.03	0.01	0.01	0.01

Total distributions	0.04	0.03	0.01	0.01	0.01

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	4.47	2.62	0.80	0.66	1.28
Ratios to average daily net assets (%)
Expenses	0.63	0.64	0.65	0.66	0.67
Net investment income (loss)	4.38	2.57	0.80	0.66	1.28
Supplemental data:
Net assets at end of year (in thousands)	$1,195,593	$1,091,854	$1,092,940	$1,153,932	$1,324,001
(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund (collectively, the “Portfolios”) (thirteen of the Portfolios constituting the William Blair Funds) as of December 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2006, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 12, 2007

104 Annual Report	December 31, 2006

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds as of December 31, 2006, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	15	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus Kalamazoo College

Michelle Seitz, 1965*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	15	N/A
Non-Interested Trustees
Theodore A. Bosler, 1934	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	15	Desert Foothills Land Trust, Institute of Chartered Financial Analysts, and Thresholds.

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	15	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 1946	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	15	American Student Assistance Corp.; Amica Mutual Insurance Company;

John B. Schwemm, 1934	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	15	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	15	Warnaco Group, Inc. intimate apparel, sportswear, and swimwear manufacturer. Center for Furniture Craftmanship (not-for-profit)

Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	15	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

December 31, 2006	William Blair Funds 105

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers
Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.	Chicago Scores

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Norbert W. Truderung, 1952	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

106 Annual Report	December 31, 2006

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	Uhlich Children’s Home

Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Associate, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company,; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company,; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Colin J. Williams, 1975	Vice President	Since 2006	Associate William Blair & Company, L.L.C.; formerly, Andersen Consulting; Allegiance Healthcare	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2006	William Blair Funds 107

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of the Fund was held on November 30, 2006 at the offices of the Fund, 222 West Adams Street, Chicago, Illinois 60606. At the Meeting, the following matter was voted upon by shareholders (the resulting votes are presented below).

1. Election of Trustees. (“Number of Votes” represents all Portfolios of the Fund.)

	Number of Votes:
Trustee	For	Withhold
Frederick Conrad Fischer	1,425,457,809.64	2,021,812.06
Ann P. McDermott	1,425,077,600.17	2,402,021.53
Phillip O. Peterson*	1,426,061,038.41	1,418,583.29
Donald J. Reaves	1,425,552,754.75	1,926,866.95
Donald L. Seeley	1,425,445.801.20	2,033,820.50
Michelle R. Seitz	1,426,053,294.98	1,426,326.72
Thomas J. Skelly*	1,426,143,800.45	1,335,821.25
Robert E. Wood II	1,425,504,578.55	1,975,043.15

*	Messrs. Peterson and Skelly became Trustees of the Trust on February 15, 2007 upon the retirement of Trustees Bosler and Schwemm.

108 Annual Report	December 31, 2006

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fees (for Class N of Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of International Small Cap Growth Fund and Emerging Markets Growth Fund) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2006	William Blair Funds 109

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,098.00	$6.19	1.17%
Class N—hypothetical 5% return	1,000.00	1,019.31	5.96	1.17
Class I—actual return	1,000.00	1,098.80	4.71	0.89
Class I—hypothetical 5% return	1,000.00	1,020.72	4.53	0.89
Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,066.30	7.50	1.44
Class N—hypothetical 5% return	1,000.00	1,017.95	7.32	1.44
Class I—actual return	1,000.00	1,068.00	6.20	1.19
Class I—hypothetical 5% return	1,000.00	1,019.21	6.06	1.19
Large Cap Growth Fund
Class N—actual return	1,000.00	1,073.30	6.48	1.24
Class N—hypothetical 5% return	1,000.00	1,018.95	6.31	1.24
Class I—actual return	1,000.00	1,075.40	5.18	0.99
Class I—hypothetical 5% return	1,000.00	1,020.21	5.04	0.99
Small Cap Growth Fund
Class N—actual return	1,000.00	1,078.10	7.75	1.48
Class N—hypothetical 5% return	1,000.00	1,017.74	7.53	1.48
Class I—actual return	1,000.00	1,079.90	6.34	1.21
Class I—hypothetical 5% return	1,000.00	1,019.11	6.16	1.21
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,049.10	7.23	1.40
Class N—hypothetical 5% return	1,000.00	1,018.15	7.01	1.40
Class I—actual return	1,000.00	1,051.10	5.95	1.15
Class I—hypothetical 5% return	1,000.00	1,019.41	5.76	1.15
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,043.80	7.11	1.38
Class N—hypothetical 5% return	1,000.00	1,018.25	7.02	1.38
Class I—actual return	1,000.00	1,045.80	5.83	1.13
Class I—hypothetical 5% return	1,000.00	1,019.51	5.75	1.13
International Growth Fund
Class N—actual return	1,000.00	1,161.50	7.74	1.42
Class N—hypothetical 5% return	1,000.00	1,018.05	7.22	1.42
Class I—actual return	1,000.00	1,163.00	6.05	1.11
Class I—hypothetical 5% return	1,000.00	1,019.61	5.65	1.11
International Equity Fund
Class N—actual return	1,000.00	1,146.20	7.90	1.46
Class N—hypothetical 5% return	1,000.00	1,017.85	7.43	1.46
Class I—actual return	1,000.00	1,147.20	6.55	1.21
Class I—hypothetical 5% return	1,000.00	1,019.11	6.16	1.21
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,108.80	8.77	1.65
Class N—hypothetical 5% return	1,000.00	1,016.89	8.39	1.65
Class I—actual return	1,000.00	1,110.30	7.45	1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40

110 Annual Report	December 31, 2006

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid during Period(a)	Annualized Expense Ratio
Emerging Markets Growth Fund
Class N—actual return	1,000.00	$1,302.70	$9.58	1.65
Class N—hypothetical 5% return	1,000.00	1,016.89	8.39	1.65
Class I—actual return	1,000.00	1,302.70	8.13	1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Value Discovery Fund
Class N—actual return	1,000.00	1,121.80	7.17	1.34
Class N—hypothetical 5% return	1,000.00	1,018.45	6.82	1.34
Class I—actual return	1,000.00	1,123.00	5.83	1.09
Class I—hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
Income Fund
Class N—actual return	1,000.00	1,040.10	3.81	0.74
Class N—hypothetical 5% return	1,000.00	1,021.48	3.77	0.74
Class I—actual return	1,000.00	1,040.90	3.19	0.62
Class I—hypothetical 5% return	1,000.00	1,022.08	3.16	0.62
Ready Reserves Fund
Class N—actual return	1,000.00	1,023.90	3.21	0.63
Class N—hypothetical 5% return	1,000.00	1,022.03	3.21	0.63

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period.)

December 31, 2006	William Blair Funds 111

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Richard W. Smirl, Chief Compliance Officer

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Colin J. Williams, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

112    Date of First Use August, 2006

# WILLIAM BLAIR FUNDS

**GROWTH FUNDS**

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

International Growth Fund

International Equity Fund

International Small Cap Growth Fund

Emerging Markets Growth Fund

**OTHER FUNDS**

Value Discovery Fund

Income Fund

Ready Reserves Fund

222 West Adams Street ▪ Chicago, Illinois 60606 ▪ 800.742.7272 ▪ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

# INSTITUTIONAL INTERNATIONAL FUNDS ANNUAL REPORT

DECEMBER 31, 2006

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2006	William Blair Funds 1

International Markets Overview

There was a tale of three international equity markets in 2006. The first four months of 2006 prolonged the momentum of 2005 as global growth remained strong, energy and commodities prices rose, and investors continued to search for returns in areas such as emerging markets equity and small cap stocks. However, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts as investors withdrew liquidity and invested in “safe havens.” These concerns abated during July, when it became clear that while global growth was slowing, an imminent global recession was not occurring.

As a result, international equity markets rebounded beginning in July, and ended the year up 27.16%, as reflected by the MSCI All-Country World ex-U.S. Index. Within international markets, emerging markets were up 32.59%, as measured by the MSCI Emerging Markets Index, despite their mid-year decline, outpacing the MSCI EAFE Index, which rose 26.86%. Within developed markets, Europe, Pacific ex-Japan, and the UK were the strongest regions, each up over 30%, while Japan was the laggard, returning only 6.33% during the year. Developed small cap stocks underperformed their larger cap counterparts during the year, rising 19.82% as measured by the MSCI World Ex-U.S. Small Cap Index, due largely to negative Japanese small cap stock performance.

2007 Outlook

The consensus view of growth, inflation, interest rates and profits has been a moving target all year long. Overheating concerns gave way to slowdown fears in the first half, only for markets to settle down to a more moderate and balanced view of global economic prospects in the wake of the Federal Reserve pause in August.

Today, the US still looks likely to slow (although the tone of fear about the housing market may be softening) and China continues to restrain investment growth (although tightening remains selective in its application and limited in its effectiveness); at the same time, Europe and Japan give increasing evidence of being on track toward solid expansion, and the runaway commodity boom seems to have slowed before doing irreparable damage to the global cycle.

In the context of a view that an ‘intracyclical’ deceleration in growth will prove to be basically benign (i.e., no significant deterioration in employment conditions or credit quality), a number of factors emerge (or re-emerge) that suggest a relatively strong environment for equity returns:

•	Globalization

For multinational corporations—and that really includes any company with a cross-border supply chain or customer base—globalization has meant two things: a wider range of opportunities for profit enhancement, and increased exposure to high-growth end markets. Both factors continue to have a positive influence on long term earnings potential.

•	Corporate Governance and Performance

The vast majority of listed companies, particularly those with some scale and diversity of operations, see themselves as having an opportunity to improve profit margins, capital

2 Annual Report	December 31, 2006

productivity, or both. Increasingly, firms benchmark profitability against the best in their peer group, and boards expect progress toward that goal. Competitive improvements in Information Technology (IT), logistics, marketing methods, sourcing, and production can all combine to raise the bar for growth for the market as a whole.

•	Cash Flow

In the wake of the 2000-2001 slowdown, corporations have raised the burden of proof on investment spending plans. IT, equipment, and facilities spending all face greater scrutiny in an effort to improve the productivity of cash flow. In effect, there is increased competition between capital spending, acquisitions, and share buybacks as alternatives to enhance returns, and this competition provides an opportunity for optimizing potential earnings growth.

•	Valuation

While multiples have contracted around the world, the global median return on equity (ROE) has risen by three percentage points, from 12.8% to 15.8%, in the last two years. Accordingly, free cash flow yields have risen (on the same basis) from 1.1% to 2.7% over the last five years. Even allowing for some cyclical easing of profitability in a slowdown, the combination of enhanced growth opportunities and greater free cash flow yields argues for sustainable improvement in expected returns from equities.

Comment on Style Performance

Since the end of the tech bubble market of the 1990s, there has been a pronounced and consistent relative style performance advantage of value over growth. As the excesses of the previous cycle unwound, there was a natural tendency for the defensive characteristics of value stocks to dominate, but even after the markets turned upward in late 2002 and 2003, the value performance edge persisted.

While there are elements of cyclicality in risk preference and relative valuation between growth and value stocks, there has clearly been more to the rotation than investor sentiment. Changes in the pattern of growth and returns across sectors have been of primary importance in establishing market leadership and redefining growth and value.

Four key sectors have seen significant shifts in their prospects for growth, sustainable returns and risk. Emerging as global growth sectors are Financials and Industrials and Services, while the ‘classic’ growth sectors of IT and Health Care show increasing signs of maturation. These relative shifts reflect globalization and a shift toward developing economies as the engine of economic growth worldwide. This evolution is more than simply cyclical; it will have lasting implications for investment strategy for growth and value investors alike, and has already changed our own portfolio structure and outlook.

December 31, 2006	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 2 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted a 23.45% gain for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 27.16%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Despite strong absolute performance, the Fund underperformed the Index during 2006, due to second quarter underperformance, coupled with the Fund’s quality growth focus. Value outperformed growth by over 6% during the year, with sectors such as Materials and Utilities, areas where the Fund was underweighted, significantly outpacing the more traditional growth areas of Consumer, Health Care and IT, areas where the Fund was overweighted relative to the Index. The Fund’s results during 2006, returning 23.45% were due largely to strong stock selection in Consumer Staples, Energy, Financials, Information Technology (IT), and Telecommunication Services. Consumer Staples stock selection was enhanced by strong performance in Emerging Asia and Latin America, while Energy stock selection was positive across most regions, due to the Fund’s focus on alternative energy companies, energy services, and exploration and production companies with strong production growth. Financials stock selection was enhanced from developed Asia, Europe ex-UK and emerging Asia holdings, while emerging Asia and Latin American IT stocks bolstered that sector’s performance. The Telecommunication Services holdings, significantly outperformed their counterparts within the Index, as they were largely focused in the emerging markets, where subscriber growth continues to accelerate.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on Consumer, Industrials, and IT stocks, at the expense of Materials, Telecommunication Services, and Energy. Financials, which maintained the highest absolute weighting in the Fund, were underweighted relative to the Index. From a regional perspective, the Fund was underweighted in most developed markets, particularly Japan, and overweighted in Latin America and emerging Asia.

4 Annual Report	December 31, 2006

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	3 Year	Since Inception(a)
Institutional International Growth Fund	23.45%	21.43%	22.26%
MSCI All Country World Ex-US Index	27.16	21.81	23.28
(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—35.6%
Austria—1.3%
Erste Bank (Commercial banks)	138,904	$10,636
Raiffeisen International Bank (Commercial banks)	93,600	14,232

		24,868

Belgium—0.4%
InBev NV (Beverages)	117,500	7,731

France—11.5%
April Group S.A. (Insurance)	62,000	2,984
BNP Paribas (Commercial banks)	202,450	22,024
Capgemini S.A. (IT services)	229,500	14,359
Essilor International (Health care equipment & supplies)	139,900	15,019
Eurazeo (Diversified financial services)	71,925	10,267
Group Danone (Food products)	179,200	27,099
Iliad S.A. (Internet software & services)	81,300	7,027
Klepierre (Real estate investment trusts)	41,570	7,837
L’Oreal S.A. (Personal products)	363,600	36,346
LVMH Moet Hennessey Louis Vuitton SA (Textiles, apparel & luxury goods)	217,900	22,922
*Orpea (Health care providers & services)	56,633	5,357
*S.O.I.T.E.C. (Semiconductors & semiconductor equipment)	235,900	8,339
Veolia Environnement (Multi-utilities)	352,700	26,898
Vinci S.A.(Construction & engineering)	77,300	9,852

		216,330

Germany—3.3%
Bijou Brigitte (Textiles, apparel & luxury goods)	20,550	4,044
CTS Eventim AG (Media)	60,100	2,313
E.ON AG (Electrical utilities)	146,480	19,782
*Patrizia Immobilien AG (Real estate management & development)	7,300	218
*Q-Cells AG (Electrical equipment)	149,520	6,694
*Qiagen NV (Life science tools & services)	371,100	5,698
SAP AG (Software)	363,100	19,256
Solarworld AG (Electrical equipment)	66,400	4,138
*Wire Card AG (Commercial services & supplies)	41,900	433

		62,576

Greece—1.7%
Coca-Cola Hellenic Bottling S.A. (Beverages)	255,500	9,969
EFG Eurobank (Commercial banks)	303,060	10,950
National Bank of Greece (Commercial banks)	241,226	11,064

		31,983

Ireland—2.7%
Anglo Irish Bank plc (Commercial banks)	916,000	18,968
IAWS Group plc (Food products)	230,400	5,902
Kingspan Group plc (Building products)	458,700	12,162
*Ryanair Holdings plc—ADR (Airlines)	125,300	10,212
United Drug plc (Health care providers & services)	793,700	4,170

		51,414

Italy—3.6%
Azimut Holding SpA (Capital markets)	445,800	5,953
Banca Italease (Diversified financial services)	129,600	7,523

Issuer	Shares	Value

Common Stocks—Europe—35.6%—(continued)
Italy—3.6%—(continued)
Credito Emiliano SpA (Commercial banks)	417,000	$5,891
Luxottica Group SpA (Textiles, apparel & luxury goods)	556,600	17,061
Saipem SpA (Energy equipment & services)	985,200	25,562
Tod’s SpA (Textiles, apparel & luxury goods)	74,900	6,024

		68,014

Luxembourg—0.3%
*Gagfah S.A. (Real estate management & development)	170,200	5,399

Netherlands—1.1%
Royal Numico N.V. (Food products)	253,800	13,629
*Tomtom NV (Software)	164,300	7,074

		20,703

Norway—0.5%
*Acergy S.A. (Energy equipment & services)	444,900	8,487

Spain—1.8%
*Grifols S.A. (Biotechnology)	618,700	8,236
Industria De Textile (Specialty retail)	418,300	22,502
*Tecnicas Reunidas S.A. (Construction & engineering)	99,300	3,810

		34,548

Sweden—1.5%
Ericsson (LM) (Communications equipment)	3,427,000	13,781
*Modern Times Group (Media)	117,850	7,721
Nobia AB (Specialty retail)	179,750	6,898

		28,400

Switzerland—5.9%
ABB Ltd. (Electrical equipment)	2,266,000	40,578
*EFG International (Capital markets)	237,300	8,935
Kuehne & Nagel International AG (Marine)	198,400	14,413
Nobel Biocare Holdings AG (Health care equipment & supplies)	33,250	9,808
*Partners Group Global Opporunites, Ltd. (Capital markets)	66,050	7,970
Roche Holdings AG (Pharmaceuticals)	127,300	22,776
SGS S.A. (Commercial services & supplies)	5,700	6,333

		110,813

United Kingdom—16.3%
Amlin plc (Insurance)	231,100	1,468
BG Group plc (Oil, gas & consumable fuels)	1,845,320	25,093
*Cairn Energy plc (Oil, gas & consumable fuels)	249,500	8,765
Capita Group plc (Commercial services & supplies)	1,668,500	19,783
Carphone Warehouse Group plc (Specialty retail)	1,367,000	8,377
Detica Group plc (IT services)	385,300	2,764
HBOS plc (Commercial banks)	1,727,400	38,187
Homeserve plc (Commercial services & supplies)	132,600	4,899

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2006

Institutional International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—16.3%—(continued)
United Kingdom—(continued)
Man Group plc (Capital markets)	2,076,000	$21,190
Michael Page International (Commercial services & supplies)	1,353,600	11,955
Northern Rock plc (Thrifts & mortgage finance)	857,200	19,709
Reckitt Benckiser plc (Household products)	708,950	32,341
*Rolls-Royce Group plc (Aerospace & defense)	3,586,100	31,339
Rotork plc (Electronic equipment & instruments)	389,300	6,360
RPS Group plc (Commercial services & supplies)	768,400	4,055
Serco Group (Commercial services & supplies)	1,466,100	10,937
Tesco plc (Food & staples retailing)	4,731,200	37,388
Tullow Oil plc (Oil, gas & consumable fuels)	879,480	6,836
Ultra Electronic Holdings plc (Aerospace & defense)	296,500	6,288
Victrex plc (Chemicals)	184,900	2,904
VT Group plc (Aerospace & defense)	604,100	5,610

		306,248

Japan—14.2%
Aeon Mall Co., Ltd. (Real estate management & development)	153,100	8,645
Canon, Inc. (Office electronics)	499,500	28,122
Chiyoda Corp. (Construction & engineering)	346,800	6,780
*DeNA Co., Ltd. (Internet & catalog retail)	1,617	5,298
Denso Corporation (Auto components)	897,100	35,571
En-Japan Inc. (Commercial services & supplies)	135	647
Honeys Company, Ltd. (Specialty retail)	112,000	4,160
Hoya Corporation (Electronic equipment & instruments)	225,500	8,789
Joint Corporation (Real estate management & development)	191,800	7,375
*Jupiter Telecommunications Co., Ltd. (Media)	6,605	5,324
*K.K. DaVinci Advisors (Real estate management & development)	5,634	5,584
Kenedix, Inc. (Real estate management & development)	897	4,047
Keyence Corporation (Electronic equipment & instruments)	84,489	20,855
Komatsu Ltd. (Machinery)	670,400	13,569
MISUMI Group, Inc. (Trading companies & distributors)	254,400	4,858
Nakanishi Inc. (Health care equipment & supplies)	42,500	5,214
Nitori Company Ltd. (Specialty retail)	122,980	5,322
Orix Corporation (Consumer finance)	121,100	35,118
Park 24 Co., Ltd. (Commercial services & supplies)	384,900	4,921
Sharp Corp. (Household durables)	678,100	11,659
Suruga Bank (Commercial banks)	1,198,000	14,837
Yamada Denki Company (Specialty retail)	94,500	8,021
Yamaha Motor Company (Automobiles)	656,700	20,642

		265,358

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—12.7%
China—3.1%
China Life Insurance Co. (Insurance)	1,193,000	$4,072
China Mengniu Dairy Co. (Food products)	2,433,000	6,376
China Vanke Company Ltd. (Real estate management & development)	3,984,200	7,633
*Focus Media Holding Ltd.—ADR (Media)	100,300	6,659
*Foxconn International (Communications equipment)	1,156,800	3,773
Fu Ji Food & Catering (Hotels, restaurants & leisure)	1,819,000	4,691
Hopson Development Holdings Ltd. (Real estate management & development)	1,723,000	4,870
Lee and Man Paper Manufacturing Ltd. (Containers & packaging)	1,542,000	3,780
Li Ning Co. Ltd. (Leisure equipment & products)	2,860,000	4,573
Parkson Retail Group Ltd. (Multiline retail)	1,008,500	4,988
Ports Design Limited (Textiles, apparel & luxury goods)	1,890,500	4,130
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	4,200,000	2,700

		58,245

India—3.8%
Bharat Heavy Electricals Ltd. (Electrical equipment)	197,100	10,209
*Bharti Airtel Ltd. (Wireless telecommunication services)	541,100	7,703
Dabur India Ltd. (Personal products)	1,641,400	5,436
HDFC Bank (Commercial banks)	193,100	4,633
Hindustan Lever Ltd. (Household durables)	832,400	4,071
Housing Development Finance Corp. (Thrifts & mortgage finance)	208,100	7,629
Infosys Technologies, Ltd. (IT services)	365,056	18,448
Maruti Udyog Ltd. (Automobiles)	287,500	6,023
Suzlon Energy Ltd. (Electrical equipment)	212,800	6,268

		70,420

Indonesia—1.2%
PT Bank Rakyat Indonesia (Commercial banks)	11,051,000	$6,339
*PT Kalbe Farma Tbk (Pharmaceuticals)	7,229,200	959
PT Telekomunikasi Tbk (Diversified telecommunication services)	12,843,500	14,476

		21,774

Malaysia—0.7%
Bumiputra Commerce Holdings Bhd (Commercial banks)	4,301,800	9,425
Transmile Group Bhd (Air freight & logistics)	796,300	3,212

		12,637

South Korea—1.9%
*NHN Corp. (Internet software & services)	96,320	11,716
Samsung Electronics Co. (Semiconductors & semiconductor equipment)	23,580	15,469
*Shinsegae Co. Ltd. (Food & staples retailing)	13,310	8,290

		35,475

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.7%—(continued)
Taiwan—2.0%
High Tech Computer Corporation (Computers & peripherals)	205,600	$4,055
*Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	289,000	1,379
Hon Hai Precision Industry (Electronic equipment & instruments)	2,696,506	19,186
Largan Precision Co. Ltd. (Leisure equipment & products)	249,100	4,791
Mediatek Inc. (Semiconductors & equipment)	735,120	7,570

		36,981

Asia—8.2%
Australia—3.2%
Allco Finance Group, Limited (Capital markets)	838,172	8,507
Macquarie Bank, Ltd. (Capital markets)	506,000	31,451
Seek Ltd. (Commercial services & supplies)	1,294,900	5,999
United Group Ltd. (Construction & engineering)	592,100	6,513
WorleyParsons, Ltd. (Energy equipment & services)	459,800	7,721

		60,191

Hong Kong—2.2%
Esprit Holdings Ltd. (Specialty retail)	1,812,500	20,189
Li & Fung Ltd. (Distributors)	6,591,800	20,466

		40,655

Singapore—2.8%
Capitaland, Ltd. (Real estate management & development)	7,913,800	31,846
Goodpack Ltd. (Air freight & logistics)	2,239,000	2,246
Osim International Ltd. (Specialty retail)	4,299,640	3,917
Raffles Education Corp. Ltd. (Diversified consumer services)	3,561,000	4,107
Singapore Exchange, Ltd. (Diversified financial services)	2,738,000	10,109

		52,225

Emerging Latin America—5.8%
Brazil—2.0%
Companhia de Concessoes Rodoviarias (Transportation infrastructure)	582,700	7,868
Cyrela Brazil Realty S.A. (Household durables)	455,700	4,349
Gol Linhas Aereas Inteligentes S.P—ADR (Airlines)	159,500	4,573
Localiza Rent a Car S.A. (Road & rail)	142,400	4,282
Lojas Renner S.A. (Multiline retail)	346,200	4,975
Natura Cosmeticos S.A. (Personal products)	379,300	5,353
Submarino S.A.(Internet & catalog retail)	193,100	6,326

		37,726

Chile—0.6%
*Cencosud S.A.—ADR 144A (Specialty retail)	221,200	10,380
S.A.C.I. Falabella (Multiline retail)	145,000	509

		10,889

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.8%—(continued)
Columbia—0.3%
Bancolombia S.A.—ADR (Commercial banks)	205,100	$6,389

Mexico—2.6%
America Movil S.A. (Wireless telecommunication services)	6,233,500	14,056
*Desarrolladora Homex S.A.—ADR (Household durables)	101,300	5,984
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	81,900	3,210
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,553,100	9,217
Walmart de Mexico (Food & staples retailing)	3,748,700	16,493

		48,960

Panama—0.3%
Copa Holdings S.A., Class “A” (Airlines)†	113,300	5,275

Canada—3.0%
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	120,500	5,631
Manulife Financial Corp. (Insurance)	408,000	13,767
Ritchie Brothers Auctioneers, Inc. (Commercial services & supplies)†	66,700	3,571
Shoppers Drug Mart Corp. (Food & staples retailing)	415,100	17,830
Suncor Energy, Inc.(Oil, gas & consumable fuels)	199,300	15,687

		56,486

Emerging Europe, Mid-East, Africa—2.5%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Media)†	54,100	3,787

Kazakhstan—0.5%
*Kazkommertsbank—GDR 144A (Commercial banks)	443,163	10,237

Russia—0.8%
*CTC Media, Inc. (Media)†	236,802	5,686
Sberbank—CLS (Commercial banks)	2,500	8,625

		14,311

South Africa—1.0%
Naspers Ltd. (Media)	227,800	5,400
Sasol Ltd. (Oil, gas, and consumable fuels)	180,400	6,643
Truworths International Ltd. (Specialty retail)	1,445,400	6,597

		18,640

Total Common Stock—98.3% (cost $1,331,009)		1,844,175

Preferred Stock
Brazil—1.1%
Banco Itau Holding (Commercial banks)	245,200	8,883
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	534,200	12,452

		21,335

Total Preferred Stock—1.1% (cost $11,310)		21,335

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2006

Institutional International Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	52,033	$52

Total Investment in Affiliate—0.0% (cost $52)		52

Short-Term Investments
American Express Demand Note, VRN 5.176% due 1/2/07	$2,387,000	2,387
Prudential Funding Demand Note, VRN 5.180% due 1/2/07	653,000	653

Total Short-term Investments—0.2% (cost $3,040)		3,040

Total Investments—99.6% (cost $1,345,411)		1,868,602
Cash and other assets, less liabilities—0.4%		6,739

Net assets—100.0%		$1,875,341

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

**	Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.14% of the Fund’s net assets at December 31, 2006. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.8%
Consumer Discretionary	18.6%
Industrials & Services	16.0%
Consumer Staples	12.7%
Information Technology	11.7%
Energy	6.3%
Health Care	4.1%
Utilities	2.5%
Telecommunication Services	1.9%
Materials	0.4%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	27.5%
British Pound Sterling	16.4%
Japanese Yen	14.2%
Swiss Franc	5.9%
Hong Kong Dollar	4.9%
United States Dollar	4.6%
Indian Rupee	3.8%
Australian Dollar	3.2%
Brazilian Real	2.9%
Canadian Dollar	2.8%
Singapore Dollar	2.8%
Mexico Nuevo Peso	2.1%
Taiwan Dollar	1.9%
South Korean Won	1.9%
Swedish Krone	1.5%
Indonesian Rupiah	1.2%
South African Rand	1.0%
All other currencies	1.4%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 9

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 2 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted a 20.22% gain for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 27.16%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Despite strong absolute performance, the Fund underperformed the Index during 2006. This underperformance was due largely to second quarter results. The Fund’s quality growth focus hampered relative performance during the quarter, due both to value domination during 2006, as value outperformed growth by over 6% during the year, coupled with the negative “quality” effect as quality companies underperformed by even a wider margin during the year. The portfolio’s significant underweighting of Materials and Utilities, two of the strongest performing sectors during the year, in favor of Consumer, IT and Health Care, sectors that underperformed, also hampered results. The Fund’s results during 2006, returning 20.22%, were due largely to strong stock selection in Consumer Staples, Energy, Financials, Information Technology (IT), and Telecommunication Services. Specifically, the Fund’s overweighting and stock selection within Latin American Consumer Staples stocks added value, as did the Fund’s overweighting in UK Consumer Staples companies. Energy stock selection was bolstered by the Fund’s Europe performance, while Financials stock selection was strong across most regions, coupled with regional positioning. Within IT, the Fund’s weighting in Europe ex-UK companies added value, coupled with the focus on Taiwanese consumer electronics and IT outsourcing companies. During the year, the Fund’s Telecommunications Services allocation was largely focused on emerging markets companies that have benefited from accelerating subscriber growth in Latin America and Asia.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on Consumer, Industrials, and Information Technology (IT) stocks, at the expense of Materials, Telecommunication Services, and Energy. Financials, which maintained the highest absolute weighting in the Fund, was underweighted relative to the Index. From a regional perspective, the Fund was underweighted in most developed markets, particularly Japan, and overweighted in Latin America.

10 Annual Report	December 31, 2006

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	Since Inception(a)
Institutional International Equity Fund	20.22%	19.52%
MSCI All Country World Ex-US Index	27.16	23.18
(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2006	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks Europe—38.8%
Austria—1.6%
Erste Bank (Commercial banks)	71,666	$5,487
Raiffeisen International Bank (Commercial banks)	28,900	4,395

		9,882

Belguim—0.4%
InBev N.V. (Beverages)	36,800	2,421

France—14.5%
BNP Paribas (Commercial banks)	95,860	10,428
Capgemini S.A. (IT services)	73,800	4,617
Essilor International (Health care equipment & supplies)	54,400	5,840
Eurazeo (Diversified financial services)	35,445	5,060
Groupe Danone (Food products)	98,800	14,941
Iliad S.A. (Internet software & services)	22,800	1,971
L’Oreal S.A. (Personal products)	160,900	16,084
LVMH Moet Hennessey Louis Vuitton SA (Textiles, apparel & luxury goods)	95,900	10,088
Veolia Environnement (Multi-utilities)	136,600	10,418
Vinci S.A. (Construction & engineering)	55,000	7,010

		86,457

Germany—2.6%
Bijou Brigitte (Textiles, apparel & luxury goods)	4,690	923
E.ON AG (Electric utilities)	75,200	10,155
SAP AG (Software)	90,200	4,784

		15,862

Greece—1.0%
National Bank of Greece (Commercial banks)	127,830	5,863

Ireland—1.4%
Anglo Irish Bank plc (Commercial banks)	326,700	6,765
IAWS Group plc (Food products)	75,200	1,926

		8,691

Italy—3.3%
Luxottica Group SpA (Textiles, apparel & luxury goods)	323,500	9,916
Saipem SpA (Energy equipment & services)	374,000	9,704

		19,620

Netherlands—1.3%
Royal Numico N.V. (Food products)	80,000	4,296
*Tomtom NV (Software)	78,100	3,363

		7,659

Norway—0.5%
*Acergy S.A. (Energy equipment & services)	140,000	2,671

Spain—1.8%
Industria De Textile (Specialty retail)	204,800	11,017

Sweden—1.5%
Ericsson LM (Communications equipment)	1,686,000	6,780
*Modern Times Group (Media)	31,000	2,031

		8,811

Issuer	Shares	Value

Common Stocks—Europe—38.8%—(continued)
Switzerland—8.9%
ABB Ltd. (Electrical equipment)	1,002,100	$17,945
*EFG International (Capital markets)	88,400	3,329
Kuehne & Nagel International AG (Marine)	62,100	4,512
Nestle S.A. (Food products)	27,950	9,914
Nobel Biocare Holding AG (Health care equipment & supplies)	10,500	3,097
Roche Holdings AG (Pharmaceuticals)	56,100	10,037
SGS S.A. (Commercial services & supplies)	4,020	4,466

		53,300

United Kingdom—17.9%
BG Group plc (Oil, gas & consumable fuels)	988,300	13,439
*Cairn Energy plc (Oil, gas & consumable fuels)	97,100	3,411
Capita Group plc (Commercial services & supplies)	525,500	6,231
Carphone Warehouse Group plc (Specialty retail)	432,700	2,652
HBOS plc (Commercial banks)	713,000	15,762
Man Group plc (Capital markets)	655,600	6,692
Northern Rock plc (Thrift & mortgage finance)	325,500	7,484
Reckitt Benckiser plc (Household products)	300,600	13,713
*Rolls-Royce Group plc (Aerospace & defense)	1,312,700	11,471
Rotork plc (Electronic equipment & instruments)	123,700	2,021
Standard Chartered plc (Commercial banks)	248,500	7,239
Tesco plc (Food & staples retailing)	1,968,300	15,554
Tullow Oil plc (Oil, gas & consumable fuels)	206,100	1,602

		107,271

Japan—15.5%
Aeon Mall Co., Ltd. (Real estate management & development)	70,700	3,992
Canon, Inc. (Office electronics)	212,900	11,986
Denso Corporation (Auto components)	331,600	13,148
FANUC Ltd. (Machinery)	61,100	5,996
Honeys Company, Ltd. (Specialty retail)	36,100	1,341
Hoya Corporation (Electronic equipment & instruments)	133,600	5,207
*Jupiter Telecommunications Co., Ltd. (Media)	3,851	3,104
*K.K. DaVinci Advisors (Real estate management & development)	1,507	1,494
Keyence Corporation (Electronic equipment & instruments)	26,810	6,618
Komatsu Ltd. (Machinery)	284,000	5,748
Orix Corporation (Consumer finance)	55,150	15,993
Sharp Corporation (Household durables)	304,000	5,227
Suruga Bank Ltd. (Commercial banks)	303,000	3,753
Yamada Denki Co., Ltd. (Specialty retail)	209,900	6,598
Yamaha Motor. Co., Ltd. (Automobiles)	29,000	2,462

		92,667

Emerging Asia—7.6%
China—1.0%
*Focus Media Holding Ltd.—ADR (Media)	40,000	2,656

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2006

Institutional International Equity Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—7.6%—(continued)
China—(continued)
*Foxconn International (Communications equipment)	545,000	$1,777
Hopson Development Holding Ltd. (Real estate management & development)	498,000	1,408

		5,841

India—3.7%
Bharat Heavy Electricals Ltd. (Electrical equipment)	81,700	4,232
*Bharti Airtel Limited (Wireless telecommunication services)	312,631	4,451
Infosys Technologies Ltd. (IT services)	136,700	6,908
Suzlon Energy Ltd. (Electrical equipment)	114,900	3,384
Vedanta Resources Plc (Metals & mining)	140,300	3,342

		22,317

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	4,972,000	2,852
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	2,218,500	2,500

		5,352

South Korea—0.7%
Samsung Electronics Co. (Semiconductors & semiconductor equipment)	6,680	4,382

Taiwan—1.3%
High Tech Computer Corp. (Computers & peripherals)	24,200	478
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	1,016,880	7,235

		7,713

Asia—6.6%
Australia—2.3%
Allco Finance Group Limited (Capital markets)	267,800	2,718
Macquarie Bank Ltd. (Capital markets)	180,500	11,219

		13,937

Hong Kong—2.4%
Esprit Holdings Ltd. (Specialty retail)	579,500	6,455
Li & Fung Ltd. (Distributors)	2,491,100	7,734

		14,189

Singapore—1.9%
Capitaland, Ltd. (Real estate management & development)	2,843,900	11,444

Emerging Latin America—5.5%
Brazil—1.4%
Companhia de Concessoes Rodoviarias (Transportation infrastructure)	190,300	2,570
Gol-Linhas Aereas Inteligentes S.A.—ADR (Airlines)	50,200	1,439
Localiza Rent a Car S.A. (Road & rail)	39,200	1,179
Natura Cosmeticos S.A. (Personal products)	207,500	2,928

		8,116

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—5.5%—(continued)
Chile—0.5%
*Cencosud S.A.—ADR 144A (Specialty retail)	67,500	$3,167

Columbia—0.4%
Bancolumbia S.A.—ADR (Commercial banks)	82,100	2,557

Mexico—3.2%
America Movil S.A. (Wireless telecommunications services)	3,780,100	8,524
Walmart de Mexico (Food & staples retailing)	2,350,800	10,343

		18,867

Canada—3.2%
Manulife Financial Corporation (Insurance)	260,400	8,787
Shoppers Drug Mart Corporation (Food & staples retailing)	127,500	5,476
Suncor Energy, Inc. (Oil, gas & consumable fuels)	64,400	5,069

		19,332

Emerging Europe, Mid-East, Africa—0.9%
Russia—0.2%
*CTC Media, Inc. (Media)†	47,800	1,148

South Africa—0.7%
Naspers Ltd. (Media)	80,990	1,920
Sasol ASA (Oil, gas & consumable fuels)	54,500	2,007

		3,927

Total Common Stock—96.0% (cost $478,338)		574,481

Preferred Stocks
Brazil—1.3%
Banco Itau S.A. (Commercial banks)	111,400	4,036
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	169,600	3,953

		7,989

Total Preferred Stocks—1.3% (cost $5,677)		7,989

Investment in Affiliate
William Blair Ready Reserves Fund	4,005,631	4,006

Total Investment in Affiliate—0.7% (cost $4,006)		4,006

Short-Term Investments
American Express Demand Note, VRN, 5.176%, due 1/2/07	$3,857,000	3,857
Prudential Funding Demand Note, VRN, 5,180%, due 1/2/07	6,241,000	6,241

Total Short-Term Investments—1.7% (cost $10,098)		10,098

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $4,682, collateralized by SBA Pool #505911	$4,678,968	$4,679

Total Repurchase Agreement—0.8% (cost $4,679)		4,679

Total Investments—100.5% (cost $502,798)		601,253
Liabilities plus cash and other assets—(0.5%)		(2,878)

Net assets—100.0%		$598,375

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.5%
Consumer Staples	16.7%
Consumer Discretionary	15.7%
Industrials and Services	13.1%
Information Technology	11.7%
Energy	7.2%
Utilities	3.5%
Health Care	3.3%
Telecommunication Services	2.7%
Materials	0.6%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	28.8%
British Pound Sterling	19.0%
Japanese Yen	15.9%
Swiss Franc	9.2%
Canadian Dollar	3.3%
Indian Rupee	3.3%
Mexico Nuevo Peso	3.2%
Hong Kong Dollar	3.0%
Brazilian Real	2.5%
Australian Dollar	2.4%
Singapore Dollar	2.0%
United States Dollar	1.9%
Swedish Krona	1.5%
Taiwan Dollar	1.3%
Other Currencies	2.7%

100.0%

See accompanying Notes to Financial Statements.

14 Annual Report December 31, 2006	--

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 2 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a 20.86% increase (Institutional Class Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap ex-U.S. Index gained 19.82%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund had strong absolute and relative results during 2006, returning 20.86%, due largely to strong stock selection across most sectors. In particular, stock selection in Consumer, Health Care, Industrials and Telecommunication Services added value. Within Consumer Discretionary, the portfolio’s weightings in developed Asia and Europe enhanced results, as did Chinese stock performance, coupled with Latin America stock selection. Within Health Care, the Fund’s weighting and stock selection in Europe ex-UK stocks added value, while Industrials stock selection was enhanced by European (including UK) weightings and stock selection. Stock selection was also strong in Europe ex-UK, while the Fund’s emerging markets allocation, and lower Japanese weighting were also additive to results. Sector positioning detracted from performance during the period, as did stock selection in Energy, Financials and Materials.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on the Consumer, Financials, and Industrials and Services sectors. Information Technology (IT) and Energy were the most underweighted relative to the Index. Regionally, the Fund was underweighted in most developed markets, with the exception of Europe ex-UK, due to the emerging markets allocation.

December 31, 2006	William Blair Funds 15

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	Since Inception(a)
International Small Cap Growth Fund Institutional Class	20.86%	29.29%
MSCI WLD EX-US Small Cap Index	19.82	27.41
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

16 Annual Report	December 31, 2006

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.4%
France—4.2%
April Group S.A. (Insurance)	46,882	$2,256
*Orpea (Heath care providers & services)	28,863	2,730
*S.O.I.T.E.C. (Semiconductors & semiconductor equipment)	135,300	4,783

		9,769

Germany—8.6%
Bijou Brigitte (Apparel & luxury goods)	8,100	1,594
*Colonia Real Estate AG (Real estate management and development)	49,000	2,348
CTS Eventim AG (Media)	69,000	2,656
MTU Aero Engines Holding AG (Aerospace & defense)	108,814	5,068
*Patrizia Immobilien AG (Real estate management & development)	4,200	125
*Q-Cells AG (Electrical equipment)	55,880	2,502
*Qiagen NV (Lifesciences tools & services)	200,073	3,072
Solarworld AG (Electrical equipment)	38,031	2,370
*Wire Card AG (Commercial services & supplies)	25,600	264

		19,999

Ireland—6.1%
IAWS Group plc (Food products)	193,340	4,953
Kingspan Group plc (Building products)	181,090	4,802
*Norkom Group plc (Software)	229,400	614
United Drug plc (Heath care providers & services)	696,880	3,661

		14,030

Italy—6.8%
Azimut Holdings SpA (Capital markets)	346,717	4,630
Banca Italease (Diversified financial services)	115,800	6,722
Credito Emiliano SpA (Commercial banks)	159,372	2,251
Tod’s SpA (Textiles, apparel & luxury goods)	27,500	2,212

		15,815

Norway—1.8%
*Acergy S.A. (Energy equipment & services)	213,900	4,081

Spain—3.3%
*Grifols S.A. (Biotechnolgy)	402,403	5,357
*Tecnicas Reunidas S.A. (Construction & engineering)	61,700	2,367

		7,724

Sweden—4.3%
Hemtex AB (Specialty retail)	54,700	1,117
*Modern Times Group (Media)	71,200	4,665
Nobia AB (Specialty retail)	92,400	3,546
*Tradedoubler AB (Internet software & services)	22,500	670

		9,998

Switzerland—2.3%
*Partners Group Global Opportunities, Ltd. (Capital markets)	43,771	5,282

Japan—19.5%
Aeon Mall Co., Ltd. (Real estate management & development)	81,000	4,574
Chiyoda Corp. (Construction & engineering)	114,000	2,229
*DeNA Co., Ltd. (Internet & catalog retail)	719	2,356
En-Japan Inc. (Commercial services & supplies)	431	2,064

Issuer	Shares	Value

Common Stocks—Japan—19.5%—(continued)
Honeys Company, Ltd. (Specialty retail)	54,400	$2,021
Joint Corporation (Real estate management & development)	112,620	4,330
*K.K. DaVinci Advisors (Real estate management & development)	4,343	4,304
Kenedix, Inc. (Real estate management & development)	935	4,218
MISUMI Group, Inc. (Trading companies & distributors)	195,700	3,737
Nakanishi Inc. (Health care equipment & supplies)	28,600	3,509
Nitori Company Ltd. (Specialty retail)	49,500	2,142
Park 24 Co., Ltd. (Commercial services & supplies)	240,500	3,075
Suruga Bank (Commercial banks)	533,000	6,601

		45,160

United Kingdom—14.8%
Accident Exchange Group plc (Commercial services & supplies)	301,274	2,276
Amlin plc (Insurance)	111,700	709
*Ceres Power Holdings plc (Electrical equipment)	395,200	1,694
Detica Group plc (IT services)	356,200	2,556
Homeserve plc (Commercial services & supplies)	94,280	3,483
Mears Group plc (Construction & engineering)	348,500	2,474
Michael Page International (Commercial services & supplies)	581,770	5,138
Rotork plc (Electronic equipement & instruments)	144,150	2,355
RPS Group plc (Commercial services & supplies)	460,400	2,430
Serco Group plc (Commercial services & supplies)	653,040	4,871
Ultra Electronic Holdings plc (Aerospace & defense)	102,750	2,179
Victrex plc (Chemicals)	134,450	2,112
VT Group plc (Aerospace & defense)	231,150	2,147

		34,424

Emerging Asia—6.6%
China—2.8%
Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	20,020	1,251
*Focus Media Holdings—ADR (Media)	36,900	2,450
Li Ning Co. Ltd. (Leisure equipment & products)	848,873	1,357
Ports Design Limited (Textiles, apparel & luxury goods)	690,500	1,508

		6,566

India—2.3%
ABB Ltd. India (Electrical equipment)	13,100	1,101
Financial Technologies, Ltd. (Diversified financial services)	52,400	2,098
*Inox Leisure, Ltd. (Media)	333,579	1,085
Pantaloon Retail India, Ltd. (Multiline retail)	107,850	996

		5,280

South Korea—0.5%
Hana Tour Service Inc. (Hotels, restaurants & leisure)	15,000	1,138

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.6%—(continued)
Taiwan—1.0%
Largan Precision Co. Ltd. (Leisure equipment & products)	119,300	$2,295

Asia—11.8%
Australia—6.9%
Allco Finance Group, Limited (Capital markets)	452,265	4,590
Seek Limited (Commercial services & supplies)	815,980	3,780
United Group, Ltd. (Construction & engineering)	292,570	3,218
WorleyParsons, Ltd. (Energy equipment & supplies)	267,820	4,498

		16,086

Singapore—4.9%
Goodpack Ltd. (Air freight & logistics)	1,718,000	1,724
Osim International Ltd. (Specialty retail)	1,932,400	1,760
Petra Foods, Ltd. (Food products)	223,000	262
Raffles Education Corp. Ltd. (Diversified consumer services)	2,560,000	2,952
Singapore Exchange, Ltd. (Diversified financial services)	1,245,000	4,596

		11,294

Emerging Latin America—2.0%
Brazil—1.0%
Cyrela Brazil Realty S.A. (Household durables)	110,100	1,051
Submarino S.A. (Internet & catalog retail)	35,900	1,176

		2,227

Mexico—1.0%
*Urbi Desarrollos Urbanos S.A. (Household durables)	672,100	2,426

Emerging Europe, Mid-East, Africa—1.3%
Czech Republic—0.5%
*Central European Media Enterprises Ltd., Class “A” (Media)†	16,000	1,120

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—1.3%—(continued)
Russia—0.8%
*CTC Media, Inc. (Media)†	79,738	$1,915

Canada—1.3%
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	41,900	1,958
Richie Bros. Auctioneers Incorporated† (Commercial services & supplies)	20,000	1,071

		3,029

Total Common Stock—94.7% (cost $189,217)		219,658

Investment in Affiliate
William Blair Ready Reserves Fund	5,228,467	5,228

Total Investment in Affiliate—2.3% (cost $5,228)

Short-Term Investments
American Express Demand Note, VRN 5.176%, due 1/2/07	$1,074,000	1,074

Prudential Funding Demand Note, VRN 5.180%, due 1/2/07	5,397,000	5,397

Total Short-term Investments—2.8% (cost $6,471)		6,471

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $339, collateralized by SBA Pool # 504705	338,909	339

Total Repurchase Agreement—0.1% (cost $339)		339

Total Investments—99.9% (cost $201,255)		231,696
Cash and other assets, less liabilities—0.1%		273

Net assets—100.0%		$231,969

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials and Services	30.1%
Financials	27.1%
Consumer Discretionary	22.2%
Health Care	8.3%
Information Technology	5.0%
Energy	3.9%
Consumer Staples	2.4%
Materials	1.0%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	30.7%
Japanese Yen	20.5%
British Pound Sterling	15.7%
Australian Dollar	7.3%
Singapore Dollar	5.1%
Swedish Krona	4.6%
United States Dollar	3.6%
Swiss Franc	2.4%
Indian Rupee	2.4%
Norwegian Krone	1.9%
Hong Kong Dollar	1.3%
Mexican Neuvo Peso	1.1%
New Taiwan Dollar	1.0%
Brazilian Real	1.0%
Canadian Dollar	0.9%
All other currencies	0.5%

100.0%

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2006

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

See page 2 for the International Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 38.49% increase (Institutional Class Shares) for the 12 months ended December 31, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 32.59%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund had strong absolute and relative results during 2006, returning 38.49%, due largely to strong stock selection across regions and most sectors. In particular, stock selection in Consumer, Energy, Financials, Industrials, and Materials added value. Within Consumer, the Fund’s Emerging Asia Discretionary holdings added the most value, coupled with the overweighting in this area. In addition, strong stock selection across regions within Consumer Staples was additive to results. Within Energy, the Fund’s Emerging Markets Europe, Mid-East and Africa (EMEA) holdings added value. The Fund’s Financials stocks were driven largely by China and India holdings. Industrial stock selection was augmented by Latin American airlines and toll road company performance, while Materials stock selection added value solely to Chinese exposure. From a regional perspective, the Fund’s overweighting in the strongest performing Latin America region at the expense of the weaker EMEA region added value. The Fund’s underweighting in Materials, Financials, Telecommunication Services and Utilities was a detractor from results, as these were the strongest sectors during the period.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund was focused on Consumer and Industrials, with a significant, albeit underweighted, position in Financials as well. Materials and Energy were the most underweighted. Regionally, the Fund was underweighted in EMEA and overweighted in Latin America.

December 31, 2006	William Blair Funds 19

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2006

	1 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	38.49%	54.27%
MSCI Emerging Markets Index	32.59	40.84
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designed to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on December 31, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

20 Annual Report	December 31, 2006

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—50.5%
China—15.9%
China Life Insurance Co. (Insurance)	2,586,100	$8,827
China Mengniu Dairy Co. Ltd. (Food products)	3,077,000	8,063
China Mobile Ltd. (Wireless telecommunication services)	2,730,300	23,535
China Vanke Company Ltd. (Real estate management & development)	10,212,000	19,565
Ctrip.com International Ltd.—ADR (Hotels, restaurants, & leisure)	142,700	8,916
*Focus Media Holding Ltd.—ADR (Media)	126,400	8,392
*Foxconn International (Communications equipment)	2,433,000	7,935
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants, & leisure)	1,685,000	4,346
Hopson Development Holdings Ltd. (Real estate management)	2,970,000	8,395
Lee and Man Paper Manufacturing Ltd. (Containers & packaging)	5,160,000	12,650
Li Ning Co. Ltd (Leisure equipment & products)	2,902,000	4,640
Parkson Retail Group Ltd. (Multiline retail)	808,400	3,998
Ports Design Ltd. (Textiles, apparel & luxury goods)	2,099,500	4,586
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	8,680,000	5,580

		129,428

India—17.7%
ABB Ltd. India (Electrical equipment)	92,100	7,739
Bharat Heavy Electricals, Ltd. (Electrical equipment)	401,400	20,792
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,670,500	23,782
Dabur India Ltd. (Personal products)	1,124,400	3,724
Financial Technologies, Ltd. (Diversified financial services)	91,810	3,677
HDFC Bank (Commercial banks)	159,200	3,820
Hindustan Lever Ltd. (Household products)	1,390,300	6,799
Housing Development Finance Corp. (Thrifts & mortgage finance)	338,500	12,409
Infosys Technologies, Ltd. (IT services)	467,200	23,610
*Inox Leisure Ltd. (Media)	1,105,300	3,595
Maruti Udyog Ltd. (Automobiles)	566,700	11,871
Pantaloon Retail India Ltd. (Multiline retail)	444,700	4,106
Shopper’s Stop Ltd. (Multiline retail)	264,960	4,035
Suzlon Energy Ltd. (Electrical equipment)	244,800	7,210
Vedanta Resources Plc (Metals & mining)	271,100	6,457

		143,626

Indonesia—3.0%
PT Bank Rakyat Indonesia (Commercial banks)	13,614,000	7,809
*PT Kalbe Farma Tbk (Pharmaceuticals)	5,702,700	757
PT Telekomunikasi Tbk (Diversified telecommunication services)	13,731,500	15,477

		24,043

Malaysia—2.8%
Bumiputra Commerce Holding Bhd (Commercial banking)	7,473,900	16,375
Transmile Group Bhd (Air freight & logisitics)	1,645,700	6,637

		23,012

Issuer	Shares	Value

Common Stocks—Emerging Asia—50.5%—(continued)
South Korea—4.7%
Hana Tour Service (Hotels, restaurants, & leisure)	63,900	$4,847
*NHN Corporation (Internet software & services)	54,600	6,641
Samsung Electronics Co. (Semiconductors & equipment)	29,460	19,326
*Shinsegae Co. Ltd. (Food & staples retailing)	12,170	7,581

		38,395

Taiwan—6.4%
High Tech Computer Corporation (Computers & peripherals)	170,800	3,369
Hon Hai Precision Industry (Electronic equipment & instruments)	3,227,528	22,964
*Himax Technologies, Inc.—ADR (Semiconductors & equipment)	816,500	3,895
Johnson Health Tech Company Ltd. (Leisure equipment & products)	59,000	432
Largan Precision Co. Ltd. (Leisure equipment & products)	757,550	14,571
Mediatek Inc. (Semiconductors & equipment)	691,040	7,117

		52,348

Emerging Latin America—27.3%
Brazil—9.7%
Companhia de Concessoes Rodoviarias (Transportation infrastructure)	1,210,900	16,351
Cyrela Brazil Realty S.A. (Household durables)	1,558,900	14,878
Gol Linhas Aereas Inteligentes S.P—ADR (Airlines)	135,900	3,896
Localiza Rent a Car S.A. (Road & rail)	557,900	16,778
Lojas Renner S.A. (Multiline retail)	327,800	4,710
Natura Cosmeticos S.A. (Personal products)	581,100	8,200
Submarino S.A. (Internet & catalog retail)	305,200	9,998
*Totvs S.A. (Software)	177,600	3,931

		78,742

Chile—3.1%
*Cencosud S.A.—ADR 144A (Specialty retail)	286,800	13,458
S.A.C.I. Falabella S.A. (Multiline retail)	3,469,694	12,190

		25,648

Columbia—1.4%
Bancolombia S.A.—ADR (Commercial banks)	357,900	11,149

Mexico—12.0%
Alsea S.A.B. de C.V. (Hotels, restaurants, & leisure)	727,800	3,967
America Movil S.A. (Wireless telecommunication services)	10,596,200	23,894
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	171,100	10,107
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	3,948,600	15,439
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	195,100	7,646
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,558,300	9,236
Walmart de Mexico (Food & staples retailing)	6,214,600	27,342

		97,631

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 21

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2006 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—27.3%—(continued)
Panama—1.1%
Copa Holdings S.A., Class “A” (Airlines)†	190,100	$8,851

Emerging Europe, Mid-East, Africa—15.6%
Czech Republic—0.9%
*Central European Media Enterprises Ltd., Class “A” (Media)†	104,200	7,294

Kazakhstan—2.1%
*Kazkommertsbank—GDR 144A (Commercial banks)	744,326	17,194

Russia—5.6%
*CTC Media, Inc. (Media)†	352,545	8,464
*Magnit—CLS (Multiline retail)†	111,200	3,970
Novatek OAO—GDR 144A (Oil, gas, & consumable fuels)	312,800	19,863
Sberbank—CLS (Commercial banks)†	3,900	13,455

		45,752

South Africa—5.9%
Naspers Ltd. (Media)	849,266	20,131
Sasol Ltd. (Oil, gas, and consumable fuels)	437,000	16,091
Truworths International Ltd. (Specialty retail)	2,622,327	11,969

		48,191

Turkey—1.1%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	172,700	9,150

Total Common Stock—93.4% (cost $592,116)		760,454

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—5.2%
Banco Itau Holding (Commercial banks)	443,000	$16,049
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,108,700	25,843

Total Preferred Stock—5.2% (cost $32,704)		41,892

Investment in Affiliate
William Blair Ready Reserves Fund	1,265,478	1,265

Total Investment in Affiliate—0.2% (cost $1,265)		1,265

Short-Term Investments
American Express Demand Note, VRN 5.176% due 1/2/07	$1,875,000	1,875
Prudential Funding Demand Note, VRN 5.180% due 1/2/07	1,876,000	1,876

Total Short-Term Investments—0.5% (cost $3,751)		3,751

Repurchase Agreement
Investors Bank & Trust Company, 5.01% dated 12/29/2006, due 1/2/2007, repurchase price $6,033, collateralized by SBA, Pool# 506352	6,029,442	6,029

Total Repurchase Agreement—0.7% (cost $6,029)		6,029

Total Investments—100.0% (cost $635,865)		813,391
Cash and other assets, less liabilities—0.0%		258

Net assets—100.0%		$813,649

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursant to Valuation Procedures adopted by the Board of Trustees.

**	Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.69% of the Fund’s net assets at December 31, 2006. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

At December 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	26.0%
Finance	19.2%
Information Technology	12.3%
Industrials & Services	12.0%
Telecommunication Services	10.8%
Consumer Staples	9.5%
Energy	7.7%
Materials	2.4%
Health Care	0.1%

100.0%

At December 31, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	18.3%
Indian Rupee	17.1%
Brazilian Real	14.5%
Hong Kong Dollar	14.0%
Mexico Nuevo Peso	10.0%
Taiwan Dollar	6.0%
South African Rand	6.0%
South Korean Won	4.8%
Indonesian Rupiah	3.0%
Malaysian Ringgit	2.9%
Chilean Peso	1.5%
Turkish Lira	1.1%
British Pound Sterling	0.8%

100.0%

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2006

Statements of Assets and Liabilities

December 31, 2006 (all dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$1,345,359	$498,792	$196,027	$634,600
Investments in Affiliated Fund, at cost	52	4,006	5,228	1,265

Investments in securities, at value	$1,868,550	$597,247	$226,468	$812,126
Investments in Affiliated Fund, at value	52	4,006	5,228	1,265
Cash	—	—	—	150
Foreign currency, at value (cost $225, $—, $1,447, and $8,232, respectively)	220	—	1,444	8,184
Receivable for fund shares sold	—	—	165	1,106
Receivable for investment securities sold	25,399	251	467	2,180
Receivable from Advisor	—	—	—	22
Dividend and interest receivable	1,901	572	183	547

Total assets	1,896,122	602,076	233,955	825,580
Liabilities
Payable for investment securities purchased	18,536	3,146	1,688	10,869
Payable for fund shares redeemed	537	—	2	97
Management fee payable	1,510	457	203	693
Distribution and shareholder administration fee payable	—	—	15	45
Other accrued expenses	198	98	78	227

Total liabilities	20,781	3,701	1,986	11,931

Net Assets	$1,875,341	$598,375	$231,969	$813,649

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$97	$42	$17	$42
Capital paid in excess of par value	1,327,571	500,179	200,077	617,443
Accumulated net investment income (loss)	(40,814)	(6,711)	(137)	(492)
Accumulated realized gain (loss)	65,290	6,413	1,575	19,184
Net unrealized appreciation (depreciation) of investments and foreign currencies	523,197	98,452	30,437	177,472

Net Assets	$1,875,341	$598,375	$231,969	$813,649

Net Assets	$1,875,341	$598,375
Shares Outstanding	96,733,139	41,925,377
Net Asset Value Per Share	$19.39	$14.27
Institutional Share Class
Net Assets	$—	$—	$146,493	$553,373
Shares Outstanding	—	—	10,909,674	28,325,003
Net Asset Value Per Share	$—	$—	$13.43	$19.54

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 23

Statements of Operations

For the Year Ended December 31, 2006 (all dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$27,968	$6,184	$1,235	$6,186
Less foreign tax withheld	(2,282)	(539)	(105)	(453)
Dividend Income from Affiliated Fund	226	72	20	102
Interest	1,305	800	312	765

Total income	27,217	6,517	1,462	6,600
Expenses
Investment advisory fees	16,294	4,068	1,269	5,363
Distribution fees	—	—	30	99
Shareholder administration fees	—	—	63	180
Custodian fees	1,123	366	253	832
Transfer agent fees	42	12	21	68
Professional fees	66	45	35	41
Registration fees	54	46	73	104
Other expenses	260	49	19	82

Total expenses before waiver	17,839	4,586	1,763	6,769
Less expenses waived or absorbed by the Advisor	—	(94)	(80)	(380)

Net expenses	17,839	4,492	1,683	6,389

Net investment income (loss)	9,378	2,025	(221)	211
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	273,673	9,483	3,035	26,278
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(5,753)	(1,660)	(736)	(3,285)

Total net realized gain (loss)	267,920	7,823	2,299	22,993
Change in net unrealized appreciation (depreciation) on investments, foreign currency translation and other assets and liabilities	91,778	72,424	26,158	147,786

Net increase (decrease) in net assets resulting from operations	$369,076	$82,272	$28,236	$170,990

See accompanying Notes to Financial Statements.

24 Annual Report	December 31, 2006

Statements of Changes in Net Assets

For the Years Ended December 31, 2006 and 2005 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund
	2006	2005	2006	2005	2006	2005(a)	2006	2005(b)
Operations
Net investment income (loss)	$9,378	$6,765	$2,025	$257	$(221)	$(6)	$211	$69
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	267,920	110,297	7,823	(1,426)	2,299	355	22,993	1,535
Change in net unrealized appreciation (depreciation) on investments, foreign currency translation and other assets and liabilities	91,778	167,187	72,424	25,499	26,158	4,279	147,786	29,686

Net increase (decrease) in net assets resulting from operations	369,076	284,249	82,272	24,330	28,236	4,628	170,990	31,290
Distributions to shareholders from
Net investment income	(32,267)	(11,444)	(6,495)	(442)	(106)	(6)	(405)	—
Net realized gain	(217,683)	(112,356)	(1,892)	(3)	(877)	—	(4,544)	(1,169)

	(249,950)	(123,800)	(8,387)	(445)	(983)	(6)	(4,949)	(1,169)
Capital stock transactions
Net proceeds from sale of shares	144,396	114,081	281,476	201,804	172,153	46,006	529,925	224,893
Shares issued in reinvestment of income dividends and capital gain distributions	244,472	120,609	7,436	383	868	6	4,687	1,122
Less cost of shares redeemed	(188,067)	(63,161)	(15,351)	(2,527)	(18,839)	(100)	(136,352)	(6,788)

Net increase (decrease) in net assets resulting from capital stock transactions	200,801	171,529	273,561	199,660	154,182	45,912	398,260	219,227

Increase (decrease) in net assets	319,927	331,978	347,446	223,545	181,435	50,534	564,301	249,348
Net assets
Beginning of year	$1,555,414	$1,223,436	$250,929	$27,384	$50,534	$—	$249,348	$—

End of year	$1,875,341	$1,555,414	$598,375	$250,929	$231,969	$50,534	$813,649	$249,348

Undistributed net investment income (loss) at the end of the year	$(37,438)	$(14,549)	$(5,051)	$(581)	$(426)	$(99)	$(516)	$(322)

Capital stock transactions in dollars
Sales					$103,040	$31,900	$346,626	$172,789
Reinvested distributions					593	6	3,326	858
Redemptions					(11,665)	—	(110,338)	(5,159)

Net change in net assets relating to fund share activity					$91,968	$31,906	$239,614	$168,488

Capital stock transactions in shares
Shares sold	7,491	6,656	21,737	18,357	8,638	3,150	20,905	13,777
Shares issued in reinvestment of income dividends or capital gain distributions	12,799	6,798	527	32	45	—	176	62
Less shares redeemed	(9,426)	(3,750)	(1,172)	(240)	(923)	—	(6,095)	(500)

Net change in shares outstanding	10,864	9,704	21,092	18,149	7,760	3,150	14,986	13,339

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

December 31, 2006	William Blair Funds 25

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following fifteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Share Classes of the International Small Cap Growth Fund and the Emerging Markets Growth Fund are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund and Emerging Markets Growth Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Portfolios use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Portfolios calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which compares the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if

26 Annual Report	December 31, 2006

there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2006, there were securities held in the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency translation and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

These Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

December 31, 2006	Annual Report 27

(g) Income Taxes

The Portfolios intend to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios recognized net unrealized appreciation (depreciation) of $25,722, $7,000, $— and $—, respectively (in thousands) in 2006, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2006 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,394,360	$479,698	$5,450	$474,248
Institutional International Equity	512,715	90,137	1,602	88,535
International Small Cap Growth	202,266	31,673	2,247	29,426
Emerging Markets Growth	641,493	175,190	3,346	171,844

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2006, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$(3,376)	$3,376	$—
Institutional International Equity	(1,660)	1,660	—
International Small Cap Growth	289	(289)	—
Emerging Markets Growth	24	(22)	(2)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 was as follows (in thousands):

	Distributions Paid In 2006		Distributions Paid In 2005
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$48,076	$201,874	$14,610	$109,190
Institutional International Equity	6,495	1,892	445	—
International Small Cap Growth	983	—	6	—
Emerging Markets Growth	1,585	3,364	1,169	—

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$8,636	$—	$64,789	$474,248
Institutional International Equity	4,100	—	5,519	88,535
International Small Cap Growth	856	137	1,730	29,426
Emerging Markets Growth	5,520	503	19,303	171,844

28 Annual Report	December 31, 2006

At December 31, 2006, the Portfolios, have no unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any.

For the period November 1, 2006 through December 31, 2006, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2007 for Federal income tax purposes (in thousands):

Portfolio	Currency Loss
Institutional International Growth	$—
Institutional International Equity	—
International Small Cap Growth	137
Emerging Markets Growth	503

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, Investors Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the funds will incorporate FIN 48 in their semi-annual report on June 30, 2007.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that FAS 157 will have on the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio pays the Company a 1.10% annual fee payable monthly, based on its average daily net assets.

December 31, 2006	William Blair Funds 29

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2007, if total expenses of the Institutional International Equity Portfolios exceed 1.10% of average daily net assets or 1.25% of average daily net assets for the Institutional Share Classes of the International Small Cap Growth and Emerging Markets Growth Portfolios.

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Company is entitled to reimbursement from the Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2006 is $323, $134 and $541 (in thousands) for Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the year ended December 31, 2006, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$16,294	$—	$16,294	$—
Institutional International Equity	4,068	94	3,974	—
International Small Cap Growth	1,269	80	1,189	—
Emerging Markets Growth	5,363	357	5,006	—

(b) Trustees Fees

The Portfolios incurred fees of $34 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2006. Interested trustees are not compensated by the Fund.

(c) Investments in Affiliated Portfolio

Until June 20, 2006, pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, and since June 20, 2006 pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the year ended December 31, 2006 are listed below. Distributions received from Ready Reserves are reflected as dividend income from affiliated Fund in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the year ended December 31, 2006 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Institutional International Growth	$18,847	$19,874	$29	$226	$52	—%
Institutional International Equity	6,158	2,245	9	72	4,006	0.7
International Small Cap Growth	7,473	2,655	3	20	5,228	2.3
Emerging Markets Growth	7,516	10,072	14	102	1,265	0.2

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2006, were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$1,270,814	$1,304,391
Institutional International Equity	575,348	311,754
International Small Cap Growth	277,747	134,994
Emerging Markets Growth	928,614	532,078

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in

30 Annual Report	December 31, 2006

Financial Highlights

Institutional International Growth Fund

foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

	Years Ended December 31,
	2006	2005	2004	2003	2002(a)
Net asset value, beginning of year	$18.11	$16.06	$13.60	$9.57	$10.00
Income from investment operations:
Net investment income (b)	0.11	0.09	0.03	0.07	—
Net realized and unrealized gain (loss) on investments	4.09	3.53	2.44	3.99	(0.43)

Total from investment operations	4.20	3.62	2.47	4.06	(0.43)
Less distributions from:
Net investment income	0.38	0.15	0.01	0.03	—
Net realized gain	2.54	1.42	—	—	—

Total distributions	2.92	1.57	0.01	0.03	—

Net asset value, end of year	$19.39	$18.11	$16.06	$13.60	$9.57

Total return (%)	23.45	22.76	18.15	42.47	(4.27)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.03	1.05	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.03	1.05	1.11	1.16	1.29	(c)
Net investment income (loss), net of waivers and reimbursements	0.54	0.52	0.18	0.37	(0.05	)(c)
Net investment income (loss), before waivers and reimbursements	0.54	0.52	0.17	0.31	(0.24	)(c)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Supplemental data:
Net assets at end of year (in thousands)	$1,875,341	$1,555,414	$1,223,436	$477,511	$149,848
Portfolio turnover rate (%)	74	74	72	56	59	(c)

(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)	Excludes $0.29, $0.25, $0.10, $0.06, and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 31

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2006	2005	2004(a)
Net asset value, beginning of year	$12.04	$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.07	—	—
Net realized and unrealized gain (loss) on investments	2.37	1.86	0.20

Total from investment operations	2.44	1.86	0.20
Less distributions from:
Net investment income	0.16	0.02	—
Net realized gain	0.05	—	—

Total distributions	0.21	0.02	—

Net asset value, end of year	$14.27	$12.04	$10.20

Total return (%)	20.22	18.26	2.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.12	1.35	2.46	(c)
Net investment income (loss), net of waivers and reimbursements	0.50	0.31	(0.21	)(c)
Net investment income (loss), before waivers and reimbursements	0.48	0.06	(1.57	)(c)

	Years Ended December 31,
	2006	2005	2004
Supplemental data:
Net assets at end of year (in thousands)	$598,375	$250,929	$27,384
Portfolio turnover rate (%)	79	84	45	(c)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.23, $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2006, 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

32 Annual Report	December 31, 2006

Financial Highlights

International Small Cap Growth Fund

Institutional Share Class

	Years Ended December 31,
	2006	2005(a)
Net asset value, beginning of year	$11.16	$10.00
Income from investment operations:
Net investment income (b)	(0.01)	—
Net realized and unrealized gain on investments	2.34	1.16

Total from investment operations	2.33	1.16
Less distributions from:
Net investment income	0.01	—	(c)
Net realized gain	0.05	—

Total distributions	0.06	—

Net asset value, end of year	$13.43	$11.16

Total return (%)	20.86	11.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.31	2.17	(d)
Net investment income (loss), net of waivers and reimbursements	(0.12)	0.00	(d)
Net investment income (loss), before waivers and reimbursements	(0.18)	(0.92	)(d)

	Years Ended December 31,
	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$231,969	$50,534
Portfolio turnover rate (%)	109	127	(d)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00, $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2006 and 2005, respectively.
(c)	Distribution less than $0.01 per share.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2006	William Blair Funds 33

Financial Highlights

Emerging Markets Growth Fund

Institutional Share Class

	Years Ended December 31,
	2006	2005(a)
Net asset value, beginning of year	$14.20	$10.00
Income from investment operations:
Net investment income (b)	0.02	0.01
Net realized and unrealized gain on investments	5.44	4.27

Total from investment operations	5.46	4.28
Less distributions from:
Net investment income	0.01	—
Net realized gain	0.11	0.08

Total distributions	0.12	0.08

Net asset value, end of year	$19.54	$14.20

Total return (%)	38.49	42.82
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	(c)
Expenses, before waivers and reimbursements	1.32	1.61	(c)
Net investment income (loss), net of waivers and reimbursements	0.09	0.19	(c)
Net investment income (loss), before waivers and reimbursements	0.02	(0.17	)(c)

	Year Ended December 31,
	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$813,649	$249,348
Portfolio turnover rate (%)	113	77	(c)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

34 Annual Report	December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund and Emerging Markets Growth Fund (collectively, the “Portfolios”) (four of the Portfolios constituting the William Blair Funds) as of December 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2006, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 12, 2007

December 31, 2006	William Blair Funds 35

Trustees and Officers. (Unaudited) The trustees and officers of the William Blair Funds as of December 31, 2006, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	15	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle Seitz, 1965*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	15	N/A
Non-Interested Trustees
Theodore A. Bosler, 1934	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	15	Desert Foothills Land Trust; Institute of Chartered Financial Analysts; and Thresholds

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	15	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 1946	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	15	American Student Assistance Corp.; Amica Mutual Insurance Company;

John B. Schwemm, 1934	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	15	USG Corp., building material manufacturer, and Walgreen Co. (retail drugstores)

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	15	Warnaco, Group Inc., intimate apparel, sportswear and swimwear manufacturer; Center for Furniture Craftmanship (not-for-profit)

Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	15	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

36 Annual Report	December 31, 2006

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers
Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.	Chicago Scores

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Norbert W. Truderung, 1952	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

December 31, 2006	William Blair Funds 37

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	Uhlich Children’s Home

Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Associate, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager, US Bancorp Asset Management, and analyst Gabelli Woodland Partners.	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, U.S. Bancorp Asset Management	N/A

Colin J. Williams, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; formerly Andersen Consulting and Allegiance Healthcare	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

38 Annual Report	December 31, 2006

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund and the William Blair Emerging Markets Growth Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of the Fund was held on November 30, 2006 at the offices of the Fund, 222 West Adams Street, Chicago, Illinois 60606. At the Meeting, the following matter was voted upon by shareholders (the resulting votes are presented below).

1. Election of Trustees. (“Number of Votes” represents all Portfolios of the Fund.)

	Number of Votes:
Trustee	For	Withhold
Frederick Conrad Fischer	1,425,457,809.64	2,021,812.06
Ann P. McDermott	1,425,077,600.17	2,402,021.53
Phillip O. Peterson*	1,426,061,038.41	1,418,583.29
Donald J. Reaves	1,425,552,754.75	1,926,866.95
Donald L. Seeley	1,425,445,801.20	2,033,820.50
Michelle R. Seitz	1,426,053,294.98	1,426,326.72
Thomas J. Skelly*	1,426,143,800.45	1,335,821.25
Robert E. Wood II	1,425,504,578.55	1,975,043.15

*	Messrs. Peterson and Skelly became Trustees of the Trust on February 15, 2007 upon the retirement of Trustees Bosler and Schwemm.

December 31, 2006	William Blair Funds 39

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

40 Annual Report	December 31, 2006

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid during Period(a)	Annualized Expense Ratio

Institutional International Growth Fund
Actual return	$1,000.00	$1,164.50	$5.62	1.03%
Hypothetical 5% return	1,000.00	1,020.01	5.24	1.03

Institutional International Equity Fund
Actual return	1,000.00	1,148.70	5.96	1.10
Hypothetical 5% return	1,000.00	1,019.66	5.60	1.10

International Small Cap Growth Fund Institutional Share Class
Actual return	1,000.00	1,111.00	6.65	1.25
Hypothetical 5% return	1,000.00	1,018.90	6.36	1.25

Emerging Markets Growth Fund Institutional Share Class
Actual return	1,000.00	1,304.90	7.26	1.25
Hypothetical 5% return	1,000.00	1,018.90	6.36	1.25

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).

December 31, 2006	William Blair Funds 41

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Richard W. Smirl, Chief Compliance Officer

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Colin J. Williams, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

42 Date of First Use August 2006

# WILLIAM BLAIR FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund
Institutional Share Class

Emerging Markets Growth Fund
Institutional Share Class

222 West Adams Street ▪ Chicago, Illinois 60606 ▪ 800.742.7272 ▪ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2005 and 2006, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y), billed the Registrant $280,800 and $360,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2005 and 2006, E&Y billed the Registrant $27,700 and $0, respectively for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2005 and 2006, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment adviser (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2005 and 2006, E&Y billed the Registrant $69,850 and $76,550, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For the fiscal years ended December 31, 2005 and 2006, E&Y provided no tax services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2005 and 2006, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2005 and 2006, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2005 and 2006, E&Y billed the Registrant $69,850 and $76,550, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $8,600 and $6,800, respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence. Such non-audit services primarily pertained to due diligence reviews performed for the Corporate Finance Group of William Blair and did not relate to the Registrant’s operations or financial reporting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Mangers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed end Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30-a-3( c ) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 ( c )) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3( b ) and Rules 13a-15( b ) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Marco Hanig
By:	Marco Hanig
President (Chief Executive Officer)

Date: February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Marco Hanig

By:	Marco Hanig
President (Chief Executive Officer)

Date: February 26, 2007

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: February 26, 2007